UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Minerals Technologies Inc.
(Name of Registrant as Specified in its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MINERALS TECHNOLOGIES

2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

WEDNESDAY, MAY 20, 2026

WWW.VIRTUALSHAREHOLDERMEETING.COM/MTX2026

INNOVATIVE TECHNOLOGIES. ESSENTIAL SOLUTIONS.™

Minerals Technologies Inc. (MTI) is a global, technology-driven specialty minerals company that develops, produces, sells, and distributes a wide range of minerals and mineral-based products. We are the world's largest producer of bentonite and a leading producer of calcium carbonate.

Our products and minerals are an essential part of everyday life for millions of people around the world. They are used in consumer goods in paper and packaging, food and pharmaceuticals, household and personal care, pet care, automotives, and many more, as well as in industrial settings like steelmaking, metalcasting, construction, infrastructure, and wastewater remediation.

MTI's vertical integration extends from mine to market: we directly source minerals from our globally distributed reserves, transform them at our plants through proprietary technologies and applications into fit-for-purpose products, and market these products to customers across a range of industries.

This process is driven by our world-class manufacturing, R&D capabilities, efficient approach to new product development, and company-wide focus on innovation and Operational Excellence.

UNLOCKING NEW OPPORTUNITIES ACROSS THE GLOBE

$2.1B
NET SALES
We continue to execute on our growth strategies, delivering high value to our customers

~4,000
EMPLOYEES
Our dynamic global team is united by our values and inspired by our diverse perspectives

34
COUNTRIES
Our strategic locations enable us to streamline supply chains and work closer with our customers globally

12
R&D CENTERS
Our teams provide deep applications expertise to develop effective, technology-driven solutions

RANKED AMONG THE BEST, BY THE BEST

Our progress on safety, health, environmental, social, and governance policies has been recognized by some of the world's leading rating agencies.

SOCIAL QUALITYSCORE 1 — HIGHEST RANKED BY ISS ESG

ENVIRONMENTAL QUALITYSCORE 1 — HIGHEST RANKED BY ISS ESG

MSCI ESG RATINGS AA

CCC	B	BB	BBB	A	AA	AAA

THE USE BY MTI OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES ("MSCI") DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF MTI BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED 'AS-IS' AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI.

Minerals Technologies Inc. 622 Third Avenue 38th Floor New York New York 10017-6707 www.mineralstech.com
A MESSAGE FROM OUR CHAIRMAN & CEO
DEAR FELLOW SHAREHOLDER:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders of Minerals Technologies Inc. (the “Company,” “MTI,” “we,” or “us”), which will be held on Wednesday, May 20, 2026, at 9:00 a.m., Eastern Time. Once again this year, the Annual Meeting will be held in a virtual meeting format via live webcast.
You can attend the meeting online at www.virtualshareholdermeeting.com/MTX2026. Specific instructions for accessing the meeting are provided in the section of this Proxy Statement entitled “Questions and Answers about the Proxy Materials and the Annual Meeting.”
At this year’s meeting, you will be asked to consider and to vote upon the election of two directors. Your Board of Directors unanimously recommends that you vote FOR the nominees.
You will also be asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year. The Board continues to be satisfied with the services KPMG LLP has rendered to the Company and unanimously recommends that you vote FOR this proposal.
Finally, you will be asked to approve, on an advisory basis, the 2025 compensation of our named executive officers as described in this Proxy Statement. Your Board of Directors unanimously recommends that you vote FOR the advisory vote approving 2025 executive compensation.
The three items upon which you will be asked to vote are discussed more fully in the Proxy Statement. We urge you to read the Proxy Statement completely and carefully so that you can vote your interests on an informed basis.
Your vote is important. Whether or not you plan to attend the meeting, we encourage you to read this Proxy Statement and submit your vote as soon as possible. For specific instructions on how to vote your shares, please refer to the Notice you received in the mail, the section entitled “Questions and Answers about the Proxy Materials and the Annual Meeting” of this Proxy Statement, or if you requested to receive printed proxy materials, your enclosed Proxy. If you return a signed proxy without marking it, it will be voted in accordance with the Board of Directors’ recommendations. You may also attend the meeting and vote via the online platform, even if you have previously submitted a proxy.
Sincerely,
DOUGLAS T. DIETRICH
Chairman of the Board and Chief Executive Officer
April 2, 2026

NOTICE OF THE ANNUAL MEETING
OF SHAREHOLDERS | MAY 20, 2026
TIME & DATE	VIRTUAL MEETING LOCATION	RECORD DATE
Wednesday, May 20, 2026 9:00 a.m., Eastern Time	The 2026 Annual Meeting of Shareowners will be held exclusively online. To attend, visit www.virtualshareholderingmeeting.com/MTX2026	Shareholders of record as of the close of business on March 24, 2026 are entitled to notice of and to vote at the meeting
The Annual Meeting of Shareholders of Minerals Technologies Inc., a Delaware corporation, will be held to consider and take action on the following items:
Items of Business		Board Recommendation
1	The election of two directors	FOR each director nominee
2	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the 2026 fiscal year	FOR
3	An advisory vote to approve 2025 named executive officer compensation (“Say-on-Pay” vote)	FOR
4	Any other business that properly comes before the meeting, either at the scheduled time or after any adjournment
YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the meeting, please vote as soon as possible by:
Internet	Go to www.proxyvote.com
Phone	Call toll-free 1 (800) 690-6903
Mail	Mark, sign, and date your proxy card and return it in the postage-paid envelope
Attend the Meeting	Attend the virtual meeting and vote online

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MINERALS TECHNOLOGIES INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2026
The 2026 Proxy Statement and 2025 Annual Report to Shareholders are available at www.proxyvote.com
By Order of the Board of Directors,
TIMOTHY J. JORDAN Vice President, General Counsel, Secretary and Chief Compliance Officer New York, New York April 2, 2026

1	PROXY SUMMARY
1	Annual Meeting Information
1	Our Company
4	Board of Directors Overview
6	Corporate Governance Overview
8	Executive Compensation Overview
9	THE BOARD OF DIRECTORS
9	Proposal 1 — Election of Directors
9	Summary of Director Qualifications and Experience
11	Director Nominees for Terms Expiring in 2029
12	Directors Whose Terms Expire in 2027
13	Directors Whose Terms Expire in 2028
15	Directors Whose Terms Expire at the 2026 Annual Meeting
16	CORPORATE GOVERNANCE
16	Our Board of Directors
17	Meetings and Attendance
17	Director Independence
17	Board Leadership Structure
18	Board Size and Committees
19	Board Refreshment
19	Identification and Evaluation of Directors
20	Director Qualifications
20	Committees of the Board of Directors
22	Board and Committee Self-Evaluation
22	Director Stock Ownership Requirements
23	The Board’s Role in Risk Oversight
24	The Board’s Role in Succession Planning
24	Corporate Culture
27	Shareholder Proposals and Nominations
28	Proxy Access
28	Majority Voting
28	Communications with Directors
29	Certain Relationships and Related Transactions
29	Director Compensation — 2025
31	Report of the Corporate Governance and Nominating Committee
32	AUDIT COMMITTEE MATTERS
32	Proposal 2 — Ratification of Appointment of Auditors
32	Principal Accounting Fees and Services
32	Pre-Approval Policy
33	Report of the Audit Committee
34	EXECUTIVE COMPENSATION
34	Proposal 3 — Advisory Vote to Approve 2025 Named Executive Officer Compensation
35	Compensation Discussion and Analysis
58	Report of the Compensation Committee
59	COMPENSATION TABLES AND NARRATIVE
59	Summary Compensation Table — 2025
62	Grants of Plan-Based Awards — 2025
63	Outstanding Equity Awards at Fiscal Year-End — 2025
65	Option Exercises and Stock Vested — 2025
65	Pension Benefits — 2025
66	Non-Qualified Deferred Compensation — 2025
68	Potential Payments on Termination or Change in Control — 2025
69	Employment Agreements
70	Change in Control Agreements
70	Stock Award and Incentive Plans
71	Grantor Trust
71	Pay Ratio
71	Pay Versus Performance
76	SHARE OWNERSHIP
76	Security Ownership of Certain Beneficial Owners and Management
77	Delinquent Section 16(a) Reports
78	GENERAL INFORMATION ABOUT THE ANNUAL MEETING
78	Questions and Answers about the Proxy Materials and the Annual Meeting
A-1	APPENDIX A — ADDITIONAL INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES (UNAUDITED)

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the Company’s 2025 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
ANNUAL MEETING INFORMATION

TIME & DATE	VIRTUAL MEETING LOCATION
Wednesday, May 20, 2026 9:00 a.m., Eastern Time	The 2026 Annual Meeting of Shareowners will be held exclusively online. To attend, visit www.virtualshareholderingmeeting.com/MTX2026
VOTING MATTERS
Proposal			Our Board’s Recommendation	Page Reference
1	Election of Directors		FOR each director nominee	9
	• Joseph C. Breunig	• Kristina M. Johnson
2	Ratification of Appointment of Auditors		FOR	32
3	Advisory Vote to Approve 2025 Named Executive Officer Compensation		FOR	34
OUR COMPANY

Minerals Technologies Inc. is a leading, technology-driven specialty minerals company that develops, produces, sells, and distributes a broad range of minerals and mineral-based products. The Company globally serves a wide range of consumer and industrial markets, including household and personal care, paper and packaging, food and pharmaceutical, automotive, construction, steel and foundry, environmental, and infrastructure. Minerals Technologies is a global company with a balanced portfolio of consumer-oriented and industrial markets.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   1

PROXY SUMMARY
2025 PERFORMANCE AT A GLANCE
2025 FINANCIAL PERFORMANCE
$2.1B SALES	$287M OPERATING INCOME*	$5.52 EARNINGS PER SHARE*

*
Excluding special items

Our performance in 2025 reflects our continued progress against key objectives:
2025 PERFORMANCE HIGHLIGHTS
•
Navigated volatile macro environment while remaining focused on growth initiatives in both segments

•
Made well-timed capital investments to support our growth

•
New product revenue reached 19% of total sales*

• Took proactive steps to improve cost structure • Returned $73M to shareholders through dividends and share repurchases • Maintained strong balance sheet • Record safety performance

*
% of sales from products commercialized in the last 5 years

2   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

PROXY SUMMARY
ADVANCING OUR GROWTH STRATEGY

EXPANSION IN HIGHER GROWTH CONSUMER-ORIENTED MARKETS	DEEPENING POSITIONS IN CORE MARKETS AND GEOGRAPHIES	PRODUCT INNOVATION
We continued to drive forward our multi-pronged approach to profitable growth, and we made meaningful progress across all our long-term growth priorities in 2025:
Within Our CONSUMER & SPECIALTIES Segment	Within Our ENGINEERED SOLUTIONS Segment

•
In our Household & Personal Care (HPC) product line, we made several strategic investments that will further support growth starting in 2026. Those include:

»
Upgrading cat litter hubs in the US and Canada to deliver high-quality products to our customers

»
Expanding capacity in rapidly growing cat litter market in Asia

»
Expanding capacity to meet rapidly growing demand for sustainable aviation fuel and other renewable fuels

»
Expanding capacity for animal health and fabric care products

•
In the Specialty Additives (SA) product line, we continued to execute against our growth initiatives in 2025 by:

»
Expanding our existing footprint in Asia with 3 new satellites and a capacity expansion in one of our India locations

»
Driving growth for our sustainable New Yield waste stream recycling technology

•
We have world leading positions in our High-Temperature Technologies (HTT) product line serving customers in the steel and foundry markets. In 2025, we

»
Delivered 9% volume growth to foundry customers in Asia as we continued to make progress on our penetration strategy

»
Installed 4 of our automated Minscan® units at steel customers around the globe

»
Launched new high-durability refractory products for EAF furnaces

•
In the Environmental & Infrastructure (E&I) product line, we

»
Installed 8 full-scale PFAS remediation solutions for municipal drinking water facilities by end of 2025

»
Continued to grow sales of our advanced drilling products for grid hardening and infrastructure applications

Innovation is a fundamental part of MTI’s history and one of the pillars of our continuous long-term, sustainable growth. In 2025, 19% of our revenue was from sales of new products commercialized in the past five years. In addition, 67% of MTI’s new products will support our or our customers’ sustainability goals.
Our unique global mineral reserves and differentiated technologies enable us to deliver new products aligned with sustainable trends across all four product lines, such as:
•
HPC:   Natural ingredients for personal care and farm animals; clean energy and alternative fuel

•
SA:     Decarbonization; recycling and sustainable packaging

•
HTT:    Emission reduction; increase in efficiency technologies

•
E&I:    Water purification; environmental conservation

We continue to closely collaborate with our customers and focus our efforts on developing the highest value products to meet our customers’ needs.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   3

PROXY SUMMARY
BOARD OF DIRECTORS OVERVIEW

Our Directors exhibit an effective mix of skills, experience, and diversity. As part of the Board’s ongoing commitment to maintaining diverse viewpoints and a broad range of skills and experiences, the Board continues to refresh itself to infuse unique ideas and fresh perspectives into the boardroom.
Name and Professional Background	Age	Director Since	Independent	Committees of the Board			Number of Other U.S. Public Boards
				Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Joseph C. Breunig President, OrthoLite Cirql, LLC	64	2014					0
John J. Carmola Former Segment President, Goodrich Corporation	70	2013					0
Robert L. Clark Former Provost and Senior Vice President for Research, University of Rochester	62	2010					0
Alison A. Deans Independent consultant and former Chief Investment Officer, CRT	64	2019					0
Douglas T. Dietrich Chairman of the Board and Chief Executive Officer, Minerals Technologies	57	2016					1
Franklin L. Feder Former Regional Chief Executive Officer for Latin America & the Caribbean, Alcoa	75	2017					0
Kristina M. Johnson Managing Partner, Catalyzer Venture Capital	68	2024					2
Rocky Motwani Chief Executive Officer, Cyphlens	52	2022					0
Carolyn K. Pittman Former Senior Vice President and Chief Accounting Officer, Maxar Technologies	62	2017					0
Marc E. Robinson Former Global President, Pfizer Consumer Healthcare; Former Company Group Chairman, Johnson & Johnson	65	2012					0
Number of Meetings in 2025		Board — 5		5	3	3
Lead Independent Director (ex-officio member of each committee)	Committee Chair	Committee Member	Audit Committee Financial Expert
4   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

PROXY SUMMARY
BOARD ATTRIBUTES
BOARD DIVERSITY
Total Number of Directors	10
Gender Identity	Female	Male	Non-Binary
Gender	3	7	0
Demographic Background
African American	0	0	0
Asian/Pacific Islander	0	1	0
White/Caucasian	3	5	0
Hispanic/Latino	0	1	0
Native American	0	0	0
LGBTQ+	1	0	0
BOARD REFRESHMENT
We have added six new directors over the past ten years. This refreshment process has infused unique ideas and fresh perspectives into the boardroom and has significantly increased the diversity of our Board.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   5

PROXY SUMMARY
CORPORATE GOVERNANCE OVERVIEW

CORPORATE GOVERNANCE PRACTICES
•
Majority voting in director elections

•
Nine of ten directors are independent

•
Lead Independent Director

•
Independent Audit, Compensation, and Corporate Governance and Nominating Committees

• Commitment to Board refreshment (six new directors in past ten years) • Qualified and diverse Board • Active shareholder engagement • Proxy access • Commitment to sustainability
SHAREHOLDER ENGAGEMENT
We believe that engaging with shareholders and other stakeholders is fundamental to the Company’s success and our commitment to good governance. We seek to proactively listen to, understand, and consider the opinions of our shareholders to stay aligned on priorities.

WE CONTACTED	WE ENGAGED	TYPES OF ENGAGEMENT	TOPICS DISCUSSED
Percentage of our outstanding shares proactively approached	Percentage of our outstanding shares held by active institutional investors with whom we met	• earnings calls • investor conferences • one-on-one meetings • non-deal roadshows • direct annual outreach
•
business structure and long-term strategy

•
business achievements and financial performance

•
new technologies and growth drivers

•
corporate governance

•
executive compensation

•
sustainability

•
quality of our disclosures

Our year-long engagement includes regular earnings calls, participation in investor conferences, one-on-one meetings, and non-deal roadshows. In addition, each year we conduct direct annual outreach to our shareholders dedicated to engaging in key corporate governance, executive compensation, and sustainability discussions. This annual outreach program, which began in 2012, takes place well before the annual meeting and involves senior management, our head of investor relations and our sustainability lead team, and our corporate governance and compliance lead. We also make available our independent members of the Board of Directors and our Chairman if requested. To supplement those efforts, we engage with proxy advisory firms that represent the interests of various shareholders.
For this outreach program in 2025, we contacted shareholders that we believe held approximately 89% of our stock. We received direct feedback from 45% of our shareholder base. During our annual outreach last year, we solicited our shareholders’ views on:
•
Strategy and financial performance

•
Quality of our disclosures

•
Executive compensation program design and linkage between pay and performance

•
Corporate governance

•
Sustainability

During our outreach, our shareholders did not identify any concerns regarding executive compensation matters or the overall design of our executive compensation program. Shareholders also expressed support for the recent changes we implemented to our executive compensation program, such as increasing the weighting of performance-based long-term incentive compensation to 50% beginning with 2024 awards. This enhancement is intended to reinforce long-term value creation and further align our program with the best interests of our shareholders.
6   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

PROXY SUMMARY
Below is the summary of the key topics discussed during our recent shareholder engagements:
SHAREHOLDER ENGAGEMENT EFFORTS
Topic	Key Focus Areas	Actions and Responses
EXECUTIVE COMPENSATION	Long-Term Incentive (LTI) compensation design	Increased weighting of performance-based LTl to 50% effective with 2024 awards, to strengthen alignment with long-term strategy and performance and to reflect market best practices.
Metric for short-term and long-term incentive compensation programs
Changed our short-term incentive compensation metric to return on net assets (RONA) as a more effective measure of profitability and capital efficiency with our business leadership having direct influence on the outcome of this metric.
For long-term compensation, we continue to use return on capital (ROC), which we view as the most appropriate measure of sustained performance over time.

	Structure and Overall Design of our Program	Through direct engagement and extensive outreach across the majority of our shareholder base, we confirmed that our current structure remains aligned with shareholder expectations. Consistent with the focused feedback we received, the Committee did not make significant revisions to the design of our executive compensation program.
GOVERNANCE	Combined Chair and CEO Board leadership structure
Our Board believes that ensuring strong Board leadership is a crucial requirement to build long-term shareholder value. Today, we believe the Company’s Board leadership structure with a combined Chair and CEO, balanced by a strong Lead Independent Director, provides the most effective leadership structure for the Company and best supports our long-term strategy.

Board composition
Our Board refreshment efforts in recent years have continued to expand the range of qualities, attributes, skills, and experiences represented among our directors. These efforts are a core component of the Board’s long-term succession planning process, ensuring that the Board maintains the expertise necessary to oversee the Company’s evolving strategic priorities. Over the past nine years, 100% of our director appointments have been diverse in race, ethnicity, or gender — including Dr. Johnson in 2024, Mr. Motwani in 2022, Ms. Deans in 2019, and Ms. Pittman and Mr. Feder in 2017 — further strengthening the Board’s ability to guide the Company’s long-term strategy and support sustainable value creation for shareholders.

CORPORATE SUSTAINABILITY	Enhanced reporting disclosures
Our sustainability strategy focuses on two primary areas: (1) continuing to execute against our existing environmental targets — including reductions in greenhouse gas emissions, water usage, and waste — and (2) advancing innovation to deliver more sustainable products and solutions to our customers.
In our 2025 Sustainability Report, to be published later in 2026, we expect to report the achievement of all 12 of our sustainability targets established in 2018, and the establishment of a new set of 10-year sustainability targets that will guide the next phase of our environmental strategy.
Innovation remains a key enabler of our sustainability efforts. Over the past five years, approximately 67% of the new products we have developed have incorporated sustainable attributes or performance characteristics.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   7

PROXY SUMMARY
EXECUTIVE COMPENSATION OVERVIEW

EXECUTIVE COMPENSATION PRACTICES	• Pay-for-Performance culture • Link long-term compensation to stock performance • Double trigger for vesting on change in control • Clawback policy • Minimal perquisites
•
Stringent stock ownership requirements for directors and executive officers

•
Retention period on exercised stock options and vested DRSUs

•
50% of long-term incentive compensation is performance-based

EXECUTIVE COMPENSATION HIGHLIGHTS
The Company consistently delivers significant returns to its shareholders. In 2025, we generated income from operations of $287 million and we recorded earnings per share of $5.52, each excluding special items. We believe operating income and earnings per share are key metrics of Company performance that correlate to shareholder value.
The following illustrates the Company’s operating income and earnings per share and the compensation of our Chief Executive Officer, Douglas T. Dietrich, over the past three years. Mr. Dietrich’s compensation reflects the Company’s performance over the period as well as the Committee’s determination that target compensation should meet a market-based, competitive benchmark.

Because the majority of our long-term incentive compensation in 2025 consisted of equity-based awards, the price of our stock directly affects the compensation realizable by our executives. The following is a comparison between the total realizable compensation for Mr. Dietrich for the years 2023-2025, determined as of December 31, 2025, and the total compensation we reported in the Summary Compensation Table for that time frame, which uses values for equity awards as of the date of grant. See “Compensation Discussion & Analysis — Relationship Between Company Performance and Chief Executive Officer Compensation for 2025” for more information.

8   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

THE BOARD OF DIRECTORS
PROPOSAL 1 — ELECTION OF DIRECTORS

The Board is divided into three classes. One class is elected each year for a three-year term. This year the Board has nominated Mr. Joseph C. Breunig and Dr. Kristina M. Johnson, each of whom are currently directors of the Company, to serve for a three-year term expiring at the Annual Meeting to be held in 2029.
BOARD OF DIRECTORS	DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2029	CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2027	CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2028
	• Joseph C. Breunig • Kristina M. Johnson	• John J. Carmola • Robert L. Clark • Marc E. Robinson	• Douglas T. Dietrich • Rocky Motwani • Carolyn K. Pittman
Ms. Alison A. Deans and Mr. Franklin L. Feder, who are currently directors, have decided to retire as of the end of their respective terms in 2026. Accordingly, Ms. Deans’ and Mr. Feder’s terms as a director will conclude at the 2026 Annual Meeting.
We have no reason to believe that the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, your proxy may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of Directors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES: Mr. Joseph C. Breunig and Dr. Kristina M. Johnson
SUMMARY OF DIRECTOR QUALIFICATIONS AND EXPERIENCE

Members of the Board should have a background and experience in areas important to the operations and strategy of the Company. Experience in the following areas is among the most significant qualifications of a director:
Experience & Qualifications	Relevance to Our Company
LEADERSHIP EXPERIENCE	Experience as a CEO, CFO, COO, division or segment president or managing director, or other functional leadership within a large, complex organization such as ours.
INTERNATIONAL EXPERIENCE	Experience overseeing complex global operations in many countries, such as we have, helps us understand opportunities and challenges.
FINANCIAL LITERACY	Knowledge of financial reporting and complex financial transactions, as is involved with our business.
TECHNOLOGY EXPERIENCE	Experience with new technology, as we are a technology-based company that depends on our research and development capability for developing and introducing advanced new products.
RELEVANT INDUSTRY EXPERIENCE	Experience in manufacturing industries provides a relevant understanding of our business, strategy, and marketplace dynamics.
GOVERNMENTAL EXPERIENCE	Experience with government helps us navigate a complex regulatory environment.
OPERATIONAL EXPERIENCE	Experience developing and implementing operating plans with an organization as large and complex as ours.
M&A/FINANCIAL INDUSTRY EXPERIENCE	Experience with mergers & acquisitions and with capital markets is important for a public company such as ours.
RISK MANAGEMENT EXPERTISE
Experience operating in a complex risk environment which requires effective risk management, including in such areas as financial and economic risks, risks related to geopolitical events, and regulatory risks.

ENTERPRISE IT/ CYBERSECURITY EXPERTISE	Expertise in enterprise IT and cybersecurity technologies, risks, and strategies.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   9

THE BOARD OF DIRECTORS
The matrix below summarizes the key experience, qualifications, and attributes of our Board. Marks indicate specific areas of expertise or focus relied on by our Board, but the lack of a mark in a particular area does not necessarily signify a director’s lack of qualification or experience in such area.
Experience & Qualifications	JOSEPH C. BREUNIG	JOHN J. CARMOLA	ROBERT L. CLARK	ALISON A. DEANS	DOUGLAS T. DIETRICH	FRANKLIN L. FEDER	KRISTINA M. JOHNSON	ROCKY MOTWANI	CAROLYN K. PITTMAN	MARC E. ROBINSON
LEADERSHIP EXPERIENCE
INTERNATIONAL EXPERIENCE
FINANCIAL LITERACY
TECHNOLOGY EXPERIENCE
RELEVANT INDUSTRY EXPERIENCE
GOVERNMENTAL EXPERIENCE
OPERATIONAL EXPERIENCE
M&A/FINANCIAL INDUSTRY EXPERIENCE
RISK MANAGEMENT EXPERTISE
ENTERPRISE IT/ CYBERSECURITY EXPERTISE
Included in each Director and nominee’s biography below is a description of key qualifications and experience of such Director or nominee based on the qualifications described above. The Board believes that the combination of the various qualifications and experiences of the 2026 Director nominees would contribute to an effective and well-functioning Board.
10   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

THE BOARD OF DIRECTORS
DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2029

JOSEPH C. BREUNIG	Independent | Director since 2014
AGE 64 COMMITTEES • Compensation • Corporate Governance and Nominating (Chair)
CAREER HIGHLIGHTS
Currently serves as the President of OrthoLite Cirql, LLC since 2023. Former Chief Operating Officer of OrthoLite, LLC from 2019 to 2023. Former Executive Vice President, Chemicals at Axiall Corporation from 2010 to 2016. Executive Vice President and Chief Operating Officer, BASF Corporation and President, Market and Business Development, North America, BASF SE, from 2005 to 2010. Increasing positions of responsibility since joining BASF Corporation in 1986 as a process engineer, including Global Marketing Director, Fiber Products Division, from 1998 to 2000; Director, Global Technology, Functional Polymers from 2000 to 2001; and Group Vice President, Functional Polymers from 2001 to 2005.

KEY QUALIFICATIONS AND EXPERIENCE
•
INDUSTRY AND TECHNOLOGY EXPERIENCE. Former Vice President, Chemicals at Axiall Corporation and Former Executive Vice President and Chief Operating Officer at BASF Corporation.

•
OPERATIONAL EXPERIENCE. Extensive experience in engineering, management, marketing, and operations.

KRISTINA M. JOHNSON	Independent | Director since 2024
AGE 68 COMMITTEES • Audit • Corporate Governance and Nominating
CAREER HIGHLIGHTS
Managing Partner of Catalyzer Ventures, investors in deep-tech including energy, infrastructure and industrial systems, since May 2025 and CEO of Johnson Energy Holdings, LLC since May 2024. Prior to that, Dr. Johnson was President of the Ohio State University from September 2020 to May 2023 and Chancellor of the State University of New York from September 2017 to August 2020. She was co-founder and CEO of hydropower companies Enduring Hydro, LLC and Cube Hydro Partners, LLC from 2011 to 2017; Undersecretary of Energy at the U.S. Department of Energy from May 2009 to October 2010; Senior Vice President and Provost at the Johns Hopkins University from 2007 to 2009; and Dean of Engineering at Duke University from 1999 to 2007. Dr. Johnson was on the faculty of the University of Colorado at Boulder from 1985-1999 as a professor of electrical and computer engineering. Dr. Johnson earned a Bachelor of Science, Master of Science, and Ph.D. in electrical engineering from Stanford University. Dr. Johnson was inducted into the National Inventors Hall of Fame in 2015 and she is also a member of the National Academy of Engineering and the National Academy of Inventors. In 2008, she was awarded the John Fritz Medal, widely considered the highest award given in the engineering profession. Dr. Johnson currently serves as Director of Cisco Systems, Inc. since 2012 and Director of DuPont de Nemours, Inc. since 2022. She previously served as a Director of the AES Corporation until 2019 and was a Director of the Company from 2000 to 2009. Dr. Johnson currently serves as a Trustee of Society for Science (2024-present) and is Co-Chair of the National Advisory Council on Innovation and Entrepreneurship (NACIE) within the Department of Commerce (2022-2025).

KEY QUALIFICATIONS AND EXPERIENCE
•
RELEVANT LEADERSHIP EXPERIENCE. President, Chancellor, Provost, and Dean of nationally recognized academic institutions. Also was co-founder and CEO of private hydropower companies.

•
TECHNOLOGY AND ENGINEERING EXPERTISE. Dr. Johnson has an engineering background with expertise in science and technology, recently awarded the National Medal of Technology and Innovation by President Biden.

•
GOVERNMENTAL EXPERIENCE. Experience as the Undersecretary of Energy at the U.S. Department of Energy and leading state universities.

•
BOARD EXPERIENCE. Currently serves on the Boards of Directors of Cisco Systems, Inc. and DuPont de Nemours, Inc., and previously was on the Company’s Board as well as the Boards of Directors of other public companies.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   11

THE BOARD OF DIRECTORS
DIRECTORS WHOSE TERMS EXPIRE IN 2027

JOHN J. CARMOLA	Independent | Director since 2013
AGE 70 COMMITTEES • Audit • Compensation (Chair)
CAREER HIGHLIGHTS
Former Segment President at Goodrich Corporation, which was purchased by United Technologies. Previously, President, Aerospace Customers and Business Development of United Technologies in 2012. From 1996 to 2012, held several positions of increasing responsibility at Goodrich, including Segment President for Actuation and Landing Systems and Segment President of Engine Systems and Group President for Engine/Safety/Electronic Systems. From 1977 to 1996, held various engineering and general management positions at General Electric, including Manager of the M&I Engines Division’s Product Delivery Operation.

KEY QUALIFICATIONS AND EXPERIENCE
•
RELEVANT PRESIDENT EXPERIENCE. Former Segment President at Goodrich Corporation and former President, Aerospace Customers and Business Development of United Technologies.

•
OPERATIONAL AND ENGINEERING EXPERIENCE. Extensive experience in engineering, management, product delivery, and operations.

ROBERT L. CLARK	Lead Independent Director since March 2021 | Director since 2010
AGE 62 COMMITTEES • None
CAREER HIGHLIGHTS
Lead Independent Director of the Company since March 2021. Venture Partner at Breakthrough Energies Ventures since 2022. Former Provost and Senior Vice President for Research, University of Rochester from 2016 to 2021. Dr. Clark earned his doctorate in mechanical engineering from the Virginia Polytechnic Institute and State University and joined Duke University’s Department of Mechanical Engineering and Materials Science in 1992. He founded Duke’s Center for Biologically Inspired Materials and Material Systems, creating a multimillion-dollar program involving more than two dozen faculty members. He also held the Thomas Lord Professorship of Engineering and served as Dean of the Pratt School of Engineering before joining the University of Rochester as Dean of the Hajim School in 2008. Dr. Clark was named Senior Vice President for Research, University of Rochester, in March 2013 and was appointed Provost and Senior Vice President for Research in July 2016. Dr. Clark is an expert in the science of acoustics, dynamic systems, applied control, and bio-nanomanufacturing. His work in these areas has led to more than 140 journal publications and earned him numerous awards. He is a member of the National Academy of Engineering and is a fellow of the American Society of Mechanical Engineers, the Acoustical Society of America, and the American Association for the Advancement of Science. He served as Chair of the Strategic Research Advisory Board of the Austrian Institute of Technology (2013-2017).

KEY QUALIFICATIONS AND EXPERIENCE
•
INDUSTRY AND TECHNOLOGY EXPERIENCE. Venture Partner at Breakthrough Energies Ventures and member of Breakthrough Energy Catalyst team responsible for technical diligence on companies building first of a kind deployments. Extensive academic experience in the materials science field at the University of Rochester and Duke University.

•
RESEARCH AND DEVELOPMENT EXPERTISE. Extensive research and development experience through various roles, including as Senior Vice President for Research, University of Rochester, Senior Associate Dean for Research, Pratt School of Engineering, Duke University, and Vice President and Senior Research Scientist for Adaptive Technologies Incorporated.

•
INTELLECTUAL PROPERTY MANAGEMENT EXPERIENCE. Founder of the intellectual property company and oversaw UR Ventures at the University of Rochester.

•
PROCESS MANUFACTURING EXPERTISE. Holds a Ph.D. in Mechanical Engineering from Virginia Polytechnic Institute and State University and research in this field.

•
GOVERNMENT CONTRACTING EXPERTISE. Headed numerous research programs funded by government agencies, including the National Aeronautics and Space Administration, the Department of Defense, and the National Science Foundation.

•
GLOBAL EXPERTISE. Extensive global experience in research, development, and innovation.

12   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

THE BOARD OF DIRECTORS
MARC E. ROBINSON	Independent | Director since 2012
AGE 65 COMMITTEES • Audit (Chair) • Corporate Governance and Nominating
CAREER HIGHLIGHTS
Former Senior Vice President, Enterprise Strategy at CVS Health and Aetna from 2017-2020. Previously, Managing Director at PwC Strategy from 2015 to 2017, Senior Executive Advisor at Booz & Company from 2011 to 2015, Company Group Chairman at Johnson & Johnson from 2007 to 2011, Global President Consumer Healthcare Division at Pfizer from 2003 to 2006, North American President Consumer Healthcare Division at Pfizer from 2000 to 2002, Regional President of Australia and New Zealand at the Warner-Lambert Company from 1999 to 2000, and General Manager European Business Process Improvement at the Warner-Lambert Company from 1996 to 1998. Member of the Capsugel Scientific and Business Advisory Board from May 2012 to July 2017.

KEY QUALIFICATIONS AND EXPERIENCE
•
HIGH LEVEL OF FINANCIAL LITERACY. Extensive experience in managing global and regional business units for Johnson & Johnson, Pfizer Inc., and Warner-Lambert Company.

•
INDUSTRY AND TECHNOLOGY EXPERIENCE. Extensive strategic and operational experience in the consumer health care industry, with special focus in marketing, sales, research and development, finance, and human resources at Johnson & Johnson, Pfizer Inc., and Warner-Lambert Company.

•
OPERATIONAL EXPERIENCE. Extensive experience in innovation, human capital development, mergers and acquisitions, and global marketing.

•
GLOBAL EXPERTISE. Extensive global experience managing large multi-functional businesses in emerging and developed markets in North America, Europe, Asia-Pacific, and Latin America.

DIRECTORS WHOSE TERMS EXPIRE IN 2028

DOUGLAS T. DIETRICH	Chairman of the Board since 2021 | Director since 2016
AGE 57 COMMITTEES • None
CAREER HIGHLIGHTS
Chief Executive Officer of Minerals Technologies Inc. since December 2016 and Chairman of the Board since March 2021. Served as Senior Vice President-Finance and Chief Financial Officer for Minerals Technologies Inc. since January 1, 2011 after serving three years as Vice President, Corporate Development and Treasury. Prior to joining Minerals Technologies Inc., Mr. Dietrich held positions at Alcoa Inc., including Vice President, Alcoa Wheel Products — Automotive Wheels and President, Alcoa Latin America Extrusions. Mr. Dietrich is the chairman of the Penn Cultural Heritage Center of the University of Pennsylvania Museum of Archaeology and Anthropology. He is also a member of the Director’s Council of the Penn Museum at the University of Pennsylvania and in 2025 was elected as a Director on the Board of Kennametal Inc. (NYSE: KMT).

KEY QUALIFICATIONS AND EXPERIENCE
•
RELEVANT CHIEF EXECUTIVE OFFICER/PRESIDENT EXPERIENCE. Chief Executive Officer of the Company effective 2016.

•
OPERATIONAL AND ENGINEERING EXPERIENCE. Extensive experience in engineering, management, product delivery, and operations.

•
HIGH LEVEL OF FINANCIAL LITERACY. Extensive financial oversight experience in senior management roles with the Company, including as Chief Financial Officer from 2011 to 2016, and with Alcoa Inc.

•
INDUSTRY AND TECHNOLOGY EXPERIENCE. Extensive experience in the industrial goods, mining, and metals manufacturing field.

•
EXTENSIVE INTERNATIONAL EXPERIENCE. Experience from leadership positions with several international divisions of Alcoa Inc.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   13

THE BOARD OF DIRECTORS
ROCKY MOTWANI	Independent | Director since 2022
AGE 52 COMMITTEES • Audit • Compensation
CAREER HIGHLIGHTS
Chief Executive Officer of Cyphlens, a cybersecurity company, since January 2022. Prior to Cyphlens, Mr. Motwani was Co-Founder, CFO, and a Board member of Jiko Group, a technology-based bank holding company, from July 2015 to December 2021. He was also a Board member of Mid-Central National Bank from 2020 to 2021. Prior to that, he held positions of increasing responsibility at J.P. Morgan from 2005 to 2014, including Managing Director in the company’s Transaction Services franchise. He also co-led the technology modernization and automation of J.P. Morgan’s global corporate FX payments business, as well as managed its escrow payments business. Mr. Motwani began his career at Jones Lang Lasalle, a firm that specializes in real estate and investment management, and later moved to McKinsey & Company, serving the technology sector in Silicon Valley.

KEY QUALIFICATIONS AND EXPERIENCE
•
HIGH LEVEL OF FINANCIAL LITERACY. Extensive financial oversight experience in senior management roles with J.P. Morgan and Jiko Group.

•
TECHNOLOGY EXPERIENCE. Extensive experience with technology-based companies, as Chief Executive Officer of Cyphlens, a cybersecurity company, as co-founder of Jiko Group, which invests in and runs technology companies, as well as with J.P. Morgan, where he led the technology modernization and automation of J.P. Morgan’s global corporate FX payments business.

•
CYBER EXPERIENCE. Chief Executive Officer of Cyphlens, a cybersecurity company. Also a Board-certified cybersecurity expert.

•
FINANCIAL INDUSTRY EXPERIENCE. Extensive experience in the financial industry with Jiko Group and J.P. Morgan.

CAROLYN K. PITTMAN	Independent | Director since 2017
AGE 62 COMMITTEES • Audit (Audit Committee Financial Expert) • Corporate Governance and Nominating
CAREER HIGHLIGHTS
Former Senior Vice President and Chief Accounting Officer of Maxar Technologies from July 2019 to September 2023. Prior to Maxar, Ms. Pittman was Vice President-Finance and Controller for Huntington Ingalls Newport News Shipbuilding from 2011 to 2018. Ms. Pittman was Vice President and Chief Financial Officer, Enterprise Shared Services and Information Technology, at Northrop Grumman from 2008 to 2011. She joined Northrop Grumman as a manager in 1995 and attained positions of increasing responsibility, including Vice President — Sector Controller, Vice President — Internal Audit, and Chief Audit Executive. Ms. Pittman began her career with Ernst & Young LLP, where she held positions within audit and assurance services from 1985 to 1995.

KEY QUALIFICATIONS AND EXPERIENCE
•
HIGH LEVEL OF FINANCIAL LITERACY. Extensive financial oversight experience in senior management roles with Maxar Technologies, Huntington Ingalls Newport News Shipbuilding, and Northrop Grumman.

•
OPERATIONAL EXPERIENCE. Extensive experience in enterprise shared services, information technology, and audit roles with Northrop Grumman.

•
RISK MANAGEMENT EXPERIENCE. Extensive experience with Enterprise Risk Management evaluation, Sarbanes-Oxley Risk and Control Matrices, and business continuity planning.

•
INDUSTRY AND TECHNOLOGY EXPERIENCE. Extensive experience with project management of large ERP conversions, governance, risk and control systems, and IT controls. Certified Information Systems auditor.

14   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

THE BOARD OF DIRECTORS
DIRECTORS WHOSE TERM EXPIRES AT THE 2026 ANNUAL MEETING

ALISON A. DEANS	Independent | Director since 2019
AGE 64 COMMITTEES • Compensation • Corporate Governance and Nominating
CAREER HIGHLIGHTS
Currently an independent consultant focusing on the investment advisory and diversified financial services industry. Ms. Deans was Chief Investment Officer at CRT, a diversified financial services business, from 2014 to 2015. Previously, Ms. Deans worked at Lehman Brothers/ Neuberger Berman from 2004 to July 2009. Her last positions there were Head of Equities and Private Asset Management. She also served as Chief Investment Officer overseeing the policy, risk, and performance measurement groups for both fixed income and equities as well as the Equity Research Department. Prior to Lehman Brothers, she was Chief Financial Officer of Commercial Banking for BankOne from 2000 to 2003. Prior to BankOne, Ms. Deans spent nine years at Travelers/Citigroup, where, from 1999 to 2000, she was Director of Development at Citigroup.

KEY QUALIFICATIONS AND EXPERIENCE
•
HIGH LEVEL OF FINANCIAL LITERACY. Extensive financial oversight experience in senior management roles with CRT, Lehman Brothers/Neuberger Berman, BankOne, and Travelers/Citigroup.

•
MARKET EXPERIENCE. Extensive experience in financial markets as Chief Investment Officer at CRT and Lehman Brothers/Neuberger Berman.

FRANKLIN L. FEDER	Independent | Director since 2017
AGE 75 COMMITTEES • Audit (Audit Committee Financial Expert) • Compensation
CAREER HIGHLIGHTS
Former Regional Chief Executive Officer for Latin America and Caribbean, Alcoa Inc., from 2004 to 2014. Prior to that, Mr. Feder was Vice President and Director — Corporate Development, Alcoa from 1999 to 2004 and Chief Financial Officer, Alcoa Latin America and Director — Planning from 1990 to 1999. Prior to joining Alcoa, Mr. Feder was Partner with the then Booz, Allen & Hamilton management consulting organization. He served on the Board of Directors of PACCAR, Inc. from 2018 to 2024, and was the CEO and Chairman of Intercement, a leading cement producer in Brazil, Argentina, Portugal, and South Africa. He currently serves on the Boards of Directors of three Brazilian companies, Vale S.A. (publicly traded), Companhia Brasileira de Aluminio (publicly traded) and Prumo Logistica S.A., as well as on the Advisory Board of Prada, a multi-family investment company. Mr. Feder also serves on the Boards of Directors of corporate social responsibility and environmental organizations in Brazil.

KEY QUALIFICATIONS AND EXPERIENCE
•
EXTENSIVE INTERNATIONAL EXPERIENCE. Experience from leadership positions with Alcoa Inc., including as Regional Chief Executive Officer for Latin America & the Caribbean.

•
HIGH LEVEL OF FINANCIAL LITERACY. Extensive financial oversight experience in senior management roles with Alcoa Inc.

•
BOARD EXPERIENCE. Service on the Company’s Board, as well as on the boards of PACCAR, Inc., a U.S. public company, and several public and private companies in Brazil and Argentina.

•
INDUSTRY AND TECHNOLOGY EXPERIENCE. Extensive experience in the manufacturing field with Alcoa Inc.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   15

CORPORATE GOVERNANCE
Our Board of Directors (the “Board”):
•
oversees the activities of our management in the handling of the business and affairs of our Company,

•
reviews and approves fundamental financial and business strategies,

•
assesses major risks facing the Company, and

•
assures that the long-term interests of shareholders are being served.

As part of the Board’s oversight responsibility, it monitors developments in the area of corporate governance. The Board has adopted a number of policies with respect to our corporate governance, including the following:
(i)
a set of guidelines setting forth the operation of our Board and related governance matters, entitled “Corporate Governance Guidelines”;

(ii)
a code of ethics for the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer, entitled “Code of Ethics for Senior Financial Officers”; and

(iii)
a code of business conduct and ethics for directors, officers, and employees of the Company entitled “Summary of Policies on Business Conduct.”

The Board annually reviews and amends, as appropriate, our governance policies and procedures.
The Corporate Governance Guidelines, the Code of Ethics for Senior Financial Officers, and the Summary of Policies on Business Conduct are posted on our website and are available in print at no charge to any shareholder who requests them in writing, at the following locations:
Minerals Technologies Inc. Attention: Secretary 622 Third Avenue, 38th Floor New York, New York 10017-6707	www.mineralstech.com/policies
OUR BOARD OF DIRECTORS

Our Board is elected by our shareholders to oversee our business and affairs. The Board advises and counsels management regarding the long-term interests of the Company, our shareholders, and other stakeholders regarding a broad range of subjects. The Board and its Committees also perform a number of specific functions, such as:
BOARD OF DIRECTOR AND COMMITTEEE RESPONSIBILITIES
•
Selecting, evaluating performance of, and compensating the Chief Executive Officer, overseeing Chief Executive Officer succession planning, and providing counsel and oversight on the selection, evaluation, development, and compensation of senior management;

•
Reviewing, approving, and monitoring fundamental financial and business strategies, including:

»
our annual plan and longer-term strategic plans,

»
significant capital expenditures and uses of the Company’s funds, and

»
other major corporate actions;

•
Ensuring processes are in place for maintaining:

»
the integrity of the Company,

»
the integrity of its financial statements,

»
the integrity of its compliance with laws, rules, regulations, and ethics,

»
the integrity of its relationships with customers and suppliers, and

»
the integrity of its relationships with other stakeholders;

•
Assessing major risks facing the Company and reviewing options for their management and mitigation;

•
Regularly reviewing the Company’s:

»
safety culture and performance,

»
environmental compliance,

»
sustainability practices,

»
diversity and inclusion activities, and

»
social and governance policies; and

•
Regularly evaluating potential strategic alternatives relating to the Company and our business, including possible acquisitions, divestitures, and business combinations.

16   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
MEETINGS AND ATTENDANCE

The Board met five times in 2025. Each of the directors attended more than 75% of the meetings of the Board and committees on which he or she served in 2025. At each regular meeting of the Board, the independent (non-management) directors have an opportunity to meet in executive session outside the presence of Mr. Dietrich, the Company’s sole non-independent (management) director, or any other member of management. Dr. Clark, in his role as Lead Independent Director, presides at the executive sessions of the independent directors.
Under our Corporate Governance Guidelines, all members of the Board are expected to attend the Annual Meeting of Shareholders. All of the members of the Board attended last year’s Annual Meeting of Shareholders.
DIRECTOR INDEPENDENCE

The Board has adopted the following categorical standards to guide it in determining whether a member of the Board can be considered “independent” for purposes of Section 303A of the Listed Company Manual of the New York Stock Exchange: a director will not be independent if, within the preceding three years:
•
The director was employed by the Company, or an immediate family member of the director was employed by the Company, as an executive officer;

•
the director or an immediate family member of the director received more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pensions or other forms of direct compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
the director was employed by or affiliated with the Company’s independent registered public accounting firm or an immediate family member of the director was employed by or affiliated with the Company’s independent registered public accounting firm in a professional capacity;

•
the director or an immediate family member was employed as an executive officer of another company where any of the Company’s present executives served on that company’s compensation committee; or

•
the director was an executive officer or an employee, or had an immediate family member who was an executive officer, of a company that made payments to, or received payments from, the Company for goods or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of the other company’s consolidated gross revenues.

In the case of each director who qualifies as independent, the Board is aware of no relationships between the director and the Company and its senior management, other than the director’s membership on the Board of the Company and on committees of the Board. As a result of its application of the categorical standards and the absence of other relationships, the Board has affirmatively determined (with each member abstaining from consideration of his or her own independence) that none of the non-employee members of the Board violates the categorical standards or otherwise has a relationship with the Company and, therefore, each is independent. Specifically, the Board has affirmatively determined that Mr. Joseph C. Breunig, Mr. John J. Carmola, Dr. Robert L. Clark, Jr., Ms. Alison A. Deans, Mr. Franklin L. Feder, Dr. Kristina M. Johnson, Mr. Rocky Motwani, Ms. Carolyn K. Pittman, and Mr. Marc E. Robinson, comprising all of the non-employee directors, are independent.
BOARD LEADERSHIP STRUCTURE

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to ensure both a highly engaged and high-functioning Board and independent oversight of senior management. The Company’s governance documents provide the Board with flexibility to select the leadership structure that is most appropriate for the Company and its shareholders at any particular time, given the dynamic and competitive environment in which we operate.
At the present time, the Board believes a leadership model with a combined Chairman and CEO position and a Lead Independent Director best supports the creation of long-term, sustainable value for our shareholders. The current Chairman of the Board and Chief Executive Officer, Mr. Dietrich, possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company and its businesses and is thus best positioned to ensure that the Board’s time and attention are focused on the most critical matters facing the Company. The Board also believes that Mr. Dietrich’s combined role ensures clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently.
The Board recognizes the benefit of independent leadership with a clearly defined role and set of responsibilities to enhance the effectiveness of the Board’s oversight role. For this reason, the Board adopted a charter for the Company’s Lead Independent Director which provides that, in the event the Chairman of the Board and Chief Executive Officer positions are held by one person, the Company’s independent directors may designate a Lead Independent Director from among the
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   17

CORPORATE GOVERNANCE
independent directors. The designation of the Lead Independent Director is to be made annually, although with the expectation of the Board that the Lead Independent Director will be re-appointed for multiple, consecutive one-year terms. The Charter provides the position a clear mandate, significant authority, and well-defined responsibilities, including the following:
LEAD INDEPENDENT DIRECTOR’S RESPONSIBILITIES
•
Lead Board meetings when the Chairman is not present;

•
Lead executive sessions of the independent directors;

•
Serve as an ex-officio member of each Committee and regularly attend meetings of the various Committees;

•
Call meetings of the independent directors;

•
Convene the Board to discuss and determine the appropriate succession plan for the Chairman and CEO in the event the Chairman and CEO is unable to perform his regular duties due to illness, death, or incapacitating event;

•
Lead the independent directors’ evaluation of the Chairman and CEO’s effectiveness, including assessing his ability to provide leadership and direction to the full Board;

•
Serve as liaison between the independent directors and the Chairman and CEO;

•
Approve information sent to the Board, including the quality, quantity, and timeliness of such information;

•
Contribute to the development of and approve meeting agendas;

•
Facilitate the Board’s approval of the number and frequency of Board meetings and approve meeting schedules to ensure sufficient time for discussion of all agenda items;

•
Authorize the retention of outside advisors and consultants who report directly to the Board;

•
Keep apprised of inquiries from shareholders and involved in correspondence responding to those inquiries, when appropriate; and

•
If requested by shareholders or other stakeholders, ensure that he or she is available, when appropriate, for consultation and direct communication.

The Lead Independent Director Charter is available on our website, www.mineralstech.com, under the links entitled “Investors” and then “Corporate Governance.”
In practice, the Board expects the independent directors will work collaboratively with Mr. Dietrich to discharge their Board responsibilities. The Company believes that this approach effectively encourages full participation by all Board members in relevant matters, while avoiding unnecessary hierarchy. It provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. The Board believes that additional structure or formalities would not enhance the substantive corporate governance process and could restrict the access of individual Board members to management.
The Board recognizes that there is no single, generally accepted approach to providing Board leadership. While it has adopted this leadership structure for the present, the Board reserves the right to adopt a different policy as circumstances warrant.
BOARD SIZE AND COMMITTEES

It is the policy of the Company that the number of directors should not exceed a number that can function efficiently as a body. The Board currently consists of ten members, nine of whom have been affirmatively determined to be independent. Upon the retirements of Ms. Deans and Mr. Feder at the Annual Meeting, the Board size will be eight.
The Board currently has the following Committees: Audit, Compensation, and Corporate Governance and Nominating. Each Committee consists entirely of independent, non-employee directors. The responsibilities of such Committees are more fully discussed below under “Committees of the Board of Directors.” The Corporate Governance and Nominating Committee considers and makes recommendations to the Board concerning the appropriate size and needs of the Board and its Committees.
18   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD REFRESHMENT

Shareholders consistently highlight board refreshment as an important area of focus. Our Board is composed of a highly capable group of directors that are well-equipped to oversee the success of our business and effectively represent the interests of our shareholders, and we are committed to ensuring it remains this way through effective succession planning and refreshment. We are pleased that in the past ten years, we have welcomed six new directors. This refreshment process has infused unique ideas and fresh perspectives into the boardroom and has significantly increased the diversity of our Board.
The Board does not endorse arbitrary term limits on directors’ service. However, it is the policy of the Company that each director shall submit his or her resignation from the Board not later than the date of his or her 72nd birthday. The Board will then determine whether to accept such resignation. The Board self-evaluation process is an important determinant for continuing service by current directors.
IDENTIFICATION AND EVALUATION OF DIRECTORS

The Corporate Governance and Nominating Committee is charged with seeking individuals qualified to become directors and recommending candidates for all directorships to the full Board. The Committee considers director candidates to fill new positions created by expansion and vacancies that occur by resignation, by retirement, or for any other reason.
While the Board has not established any minimum set of qualifications for membership on the Board, candidates are selected for, among other things:
•
their integrity,

•
independence,

•
range of experience,

•
leadership,

•
the ability to exercise sound judgment,

•
the needs of the Company including our ability to maintain diversity, and

•
the range of talent and experience already represented on the Board.

See “Director Qualifications” below for detailed information concerning directors’ qualifications. The Committee considers director candidates suggested by members of the Committee, other directors, senior management, and shareholders. The Committee has the authority to use outside search consultants at its discretion. Final approval of a candidate is determined by the full Board.
Shareholders wishing to recommend a director candidate to the Committee for its consideration should write to the Committee:
Minerals Technologies Inc. Attention: Secretary 622 Third Avenue, 38th Floor New York, New York 10017-6707
To receive meaningful consideration, a recommendation should include the candidate’s name, biographical data, and a description of his or her qualifications in light of the criteria discussed below. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration by the Committee as other suggested nominees. Shareholders wishing to nominate a director directly at a meeting of shareholders should follow the procedures set forth in the Company’s by-laws and described under “Shareholder Proposals and Nominations,” below.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   19

CORPORATE GOVERNANCE
DIRECTOR QUALIFICATIONS

Directors are responsible for overseeing the Company’s business and affairs consistent with their fiduciary duty to shareholders. This significant responsibility requires that the Board is composed of highly skilled individuals with various qualities, skills, knowledge and experiences, as well as reflect sensitivity to the need for diversity as to geography, gender, ethnic background, and other attributes. The Board and Corporate Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. It is expected that candidates will have an appreciation of the responsibilities of a director of a company whose shares are listed on a national securities exchange. The Board and Committee also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.
The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective director candidates. The Board believes that its members provide a significant composite mix of experience, skills, knowledge, and competencies that are directly relevant to the Company’s business, contribute to a more effective decision-making process and allow the Board to effectively fulfill its responsibilities. The Board uses a skills matrix to assist it in considering the appropriate balance of experience, skills, and attributes required of a director and to be represented on the Board as a whole. The skills matrix is based on the Company’s strategic plan and is periodically reviewed. Board candidates are evaluated against the skills matrix when the Committee determines whether to recommend candidates for initial election to the Board and when determining whether to recommend currently serving directors for re-election to the Board.
While the Board does not have a specific written diversity policy, the Company is committed to inclusiveness with respect to diversity of ethnicity and gender. Accordingly, in performing its responsibilities to review director candidates and recommend candidates to the Board for election, the Committee is committed to ensuring that candidates with a diversity of ethnicity and gender are included in each pool of candidates from which Board nominees are chosen.
COMMITTEES OF THE BOARD OF DIRECTORS

The Board has established and approved formal written charters for an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The full texts of the charters of these three committees are available on our website, www.mineralstech.com, by clicking on “Investors” and then “Corporate Governance.” The charters are also available in print at no charge to any shareholder who requests them by writing to Minerals Technologies Inc., Attention: Secretary, 622 Third Avenue, 38th Floor, New York, New York 10017-6707.
20   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
THE AUDIT COMMITTEE	MEETINGS IN 2025: FIVE
100% Independent | 100% Attendance

MEMBERS, NONE OF WHOM IS AN EMPLOYEE OF THE COMPANY
•
Marc E. Robinson (Chair)

•
John J. Carmola

•
Franklin L. Feder

•
Kristina M. Johnson

•
Rocky Motwani

•
Carolyn K. Pittman

QUALIFICATIONS
•
The Board has determined that each member of the Audit Committee is independent and financially literate in accordance with the rules of the New York Stock Exchange, as well as being independent under the rules of the SEC.

•
The Board has also determined that Mr. Feder and Ms. Pittman are “audit committee financial experts” for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 and have “financial expertise” for purposes of the rules of the New York Stock Exchange.

REPORT OF THE AUDIT COMMITTEE
See page 33.

KEY RESPONSIBILITIES
The primary duties of the Audit Committee are:
•
to assist the Board in its oversight of:

(i)
the integrity of the Company’s financial statements,

(ii)
the Company’s compliance with legal and regulatory requirements,

(iii)
the qualifications and independence of the Company’s independent registered public accounting firm, and

(iv)
the performance of the Company’s internal audit function and independent registered public accounting firm;

•
to appoint, compensate, and oversee the work of the independent registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditors concerning financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm shall report directly to the Committee;

•
to prepare the report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement; and

•
to discuss the Company’s policies with respect to risk assessment and risk management in executive sessions and with management, the internal auditors, and the independent auditor, in particular with respect to the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

In addition to its regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls, or other financial aspects of the operations of the Company.
The Chair of the Audit Committee may be reached at the following e-mail address: audit.chair@mineralstech.com.

THE COMPENSATION COMMITTEE	MEETINGS IN 2025: THREE
100% Independent | 100% Attendance

MEMBERS, NONE OF WHOM IS AN EMPLOYEE OF THE COMPANY
•
John J. Carmola (Chair)

•
Joseph C. Breunig

•
Alison A. Deans

•
Franklin L. Feder

•
Rocky Motwani

QUALIFICATIONS
•
The Board has determined that each member of the Compensation Committee is independent in accordance with the rules of the New York Stock Exchange.

REPORT OF THE COMPENSATION COMMITTEE
See page 58.

KEY RESPONSIBILITIES
The primary duties of the Compensation Committee are:
•
to participate in the development of our compensation and benefits policies;

•
to establish, and from time to time vary, the salaries and other compensation of the Company’s Chief Executive Officer and other elected officers;

•
to review and approve the Company’s incentive structure to avoid encouraging excessive risk-taking through financial incentives as well as the relationship between compensation and the Company’s risk management policies and practices; and

•
to participate in top-level management succession planning.

The Compensation Committee also oversees our efforts at promoting gender equity within our Company.
See “Compensation Discussion and Analysis” and “Report of the Compensation Committee” below for further discussion of the Compensation Committee’s activities in 2025.
The Chair of the Compensation Committee may be reached at the following e-mail address: compensation.chair@mineralstech.com.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   21

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
There were no Compensation Committee interlocks or insider (employee) participation during 2025.
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE	MEETINGS IN 2025: THREE
100% Independent | 100% Attendance

MEMBERS, NONE OF WHOM IS AN EMPLOYEE OF THE COMPANY
•
Joseph C. Breunig (Chair)

•
Alison A. Deans

•
Kristina M. Johnson

•
Carolyn K. Pittman

•
Marc E. Robinson

QUALIFICATIONS
•
The Board has determined that each member of the Corporate Governance and Nominating Committee is independent in accordance with the rules of the New York Stock Exchange.

REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
See page 31.

KEY RESPONSIBILITIES
The primary duties of the Corporate Governance and Nominating Committee are:
•
the identification of individuals qualified to become Board members and the recommendation to the Board of nominees for election to the Board at the next annual meeting of shareholders or whenever a vacancy shall occur on the Board;

•
the establishment and operation of committees of the Board;

•
the development and recommendation to the Board of corporate governance principles applicable to the Company;

•
the review and evaluation of the Company’s programs, policies, and practices relating to sustainability issues; and

•
the oversight of an annual review of the Board’s performance.

The Corporate Governance and Nominating Committee is charged with recommending candidates for all directorships to the full Board. The Corporate Governance and Nominating Committee monitors the composition of the Board to assure that it contains a reasonable balance of professional interests, business experience, financial experience, and independent directors. If the Committee determines that it is in the best interests of the Company to add new Board members, it will identify and evaluate candidates as discussed in more detail above under “Corporate Governance — Identification and Evaluation of Directors.” Candidates are considered by the Committee in light of the qualifications for directors set forth above under “Corporate Governance — Director Qualifications.”
See “Report of the Corporate Governance and Nominating Committee,” below, for further discussion of the Corporate Governance and Nominating Committee’s activities in 2025. The Chair of the Corporate Governance and Nominating Committee may be reached at the following e-mail address: governance.chair@mineralstech.com.

BOARD AND COMMITTEE SELF-EVALUATION

The members of the Board, each Committee and the Board as a whole are required to conduct a self-evaluation of their performance. The evaluation process is organized by the Corporate Governance and Nominating Committee, occurs at least annually, and is re-evaluated each year to ensure it complies with current best practices. The evaluation is part of a detailed review of directors’ qualifications for re-nomination.
DIRECTOR STOCK OWNERSHIP REQUIREMENTS

Under the Company’s Corporate Governance Guidelines, each director is required to own by the end of the first 36 months of service as a director and maintain throughout their service as a director:
•
At least 400 shares of the Company’s common stock outright (excluding any stock units awarded by the Company and any unexercised stock options); and

•
A number of shares equal to five times the then current annual cash retainer for directors (inclusive of any stock units, restricted stock or similar awards by the Company in connection with service as an employee or director, and, if applicable, shares purchased with amounts invested in the MTI retirement plans, but excluding any unexercised stock options).

As of March 24, 2026, all of the Company’s directors met the requirement.
22   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
THE BOARD’S ROLE IN RISK OVERSIGHT

The Board has responsibility for risk oversight, including understanding critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, and seeing that such risk management processes are functioning adequately. At each Board meeting, the Board as a whole discusses the key strategic risks facing the Company, both short-term and long-term. The risk oversight focus areas reviewed by the Board as a whole include risks related to the Company’s:
•
capital structure,

•
mergers and acquisitions,

•
capital projects,

•
cybersecurity,

•
environmental, health, and safety risks, and

•
geopolitical and associated market risks.

The Board also reviews the Company’s strategic business plans, which includes evaluating the risks associated with these plans. In addition, the Board regularly consults with outside advisors and experts to anticipate future threats and trends.
It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Company’s management has several layers of risk oversight, including through the Company’s Strategic Risk Management Committee and Operating Risk Management Committee, as well as the Company’s Chief Compliance Officer, who reports directly to the Chief Executive Officer.
Management communicates routinely with the Board, Board Committees, and individual directors on the significant risks identified and how they are being managed, including formal reports by the Strategic Risk Management Committee to the Board that are at least annual, and periodic reports by the Chief Compliance Officer to the Audit Committee and the Board.
The Board also implements its risk oversight function through Committees, which take the lead in discrete areas of risk oversight within their areas of responsibility and provide reports regarding their activities to the Board at each meeting.
The risk oversight focus areas of the committees are:
AUDIT COMMITTEE	CORPORATE GOVERNANCE AND NOMINATING COMMITTEE	COMPENSATION COMMITTEE
•
Regularly reviews the Company’s major financial risk exposures, including hedging, swaps, and derivatives, and the steps management has taken to monitor and control such exposures.

•
Assists in identifying, evaluating, and implementing risk management controls and methodologies to address identified risks.

•
Regularly reviews risks relating to pension plan investments.

•
Regularly reviews risks relating to cybersecurity.

•
Regularly reviews the risks associated with the Company’s governance practices, Board composition and refreshment (including independence of directors), and committee leadership.

•
Assists in identifying, evaluating, and implementing risk management controls and methodologies to address identified risks.

•
Provides oversight and guidance on corporate responsibility and sustainability risks.

•
Considers risks related to the attraction and retention of personnel.

•
Considers risks relating to the design of compensation programs and arrangements applicable to both employees and executive officers, including the Company’s annual incentive and long-term incentive programs.

•
Concluded that the Company’s compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   23

CORPORATE GOVERNANCE
THE BOARD’S ROLE IN SUCCESSION PLANNING

The Board regularly reviews plans for succession to the position of Chief Executive Officer, as well as certain other senior management positions. To assist the Board, the Chief Executive Officer annually provides the Board with an assessment of senior managers and their potential to succeed him or her. The Chief Executive Officer also provides the Board with an assessment of persons considered potential successors to certain senior management positions.
CORPORATE CULTURE

The Company is guided by its values-driven culture and mission to win with integrity. Every employee worldwide exemplifies accountability, transparency, and doing the right thing. Corporate responsibility and sustainability are demonstrated by the Company’s ability to deliver its commitments to employees, communities, the environment, customers, and shareholders.
OUR VALUES
PEOPLE	CUSTOMER FOCUS	ACCOUNTABILITY	EXCELLENCE	HONESTY
We place the health and safety of people ahead of all else. We cultivate respect for individuals and for their diversity of cultures, beliefs, and perspectives.	We foster relationships with our customers based on trust and mutual benefit. We strive to enhance value to customers through improved product quality, customer service, and innovation.
We deliver profitable growth and higher returns for our stakeholders.
We manage our operations, our capital, and our business opportunities in a sustainable manner.
We serve as good stewards of natural resources, and we employ sound environmental practices to protect the communities in which we operate.

We constantly seek new, innovative technologies and efficient business processes to remain a market leader.
We drive for success by focusing on continuous improvement in all facets of the business — processes, systems, products, services, and people.

We value honest, open, and ongoing communications with our employees, customers, shareholders, suppliers, and the communities in which we do business.
We uphold the spirit and intent of the law and conduct our affairs ethically.

We focus on continuous improvement in all facets of our business processes, systems, products, services, people, cost reduction, productivity, mining and reclamation, and elimination of waste. As illustrated further below, we have seven culture-based Lead Teams dedicated to the environment, health and safety, operational excellence, technology and innovation, diversity and inclusion, mining, expense optimization, and sustainable growth. These cross-functional lead teams report directly to the Chief Executive Officer and are assisted by a senior executive appointed to bring additional expertise. The Board of Directors receives updates on a regular basis from all of the lead teams. At least once a year, the Board receives detailed reviews directly from each Lead Team on current objectives, status, progress, and future plans.
24   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE receive performance metrics and regular updates with detailed review annually	CHIEF EXECUTIVE OFFICER

LEAD TEAMS
	Environmental Health & Safety	Operational Excellence	Technology & Innovation	Sustainability	Global Inclusion Council	Mining	Expense Optimization
Our Board of Directors has primary responsibility for oversight of risk and strategy for the Company, which includes areas that impact our sustainability efforts and the Company’s human rights policies. The Corporate Governance and Nominating Committee is directly responsible for reviewing and evaluating our programs, policies, and practices relating to social, environmental, and governance issues which could impact the long-term sustainability of our business. There are many aspects of sustainability that are reviewed, including strategy and risk, environmental performance, diversity and inclusion, talent and leadership development, safety, human rights policy, and ethics and compliance. The Corporate Governance and Nominating Committee reviews and approves each publication of our Corporate Sustainability Report.
SUSTAINABILITY
Sustainability and delivering value to various stakeholders are essential to the Company’s strategies, management performance criteria, employee engagement activities, innovation pipeline, policies, and reporting systems.
Our dedicated Sustainability Lead Team includes senior leaders from various functional areas of expertise across our global footprint and meets regularly. It reports directly to the CEO and directly interacts with the Board of Directors, Leadership Council, and business leaders.
We continue to be rated in the top quartile of companies for our sustainability practices by outside rating agencies such as MSCI, ISS, and Sustainalytics. These ratings recognize our continued high standards in reducing emissions, water usage, and waste across our facilities and our robust policies, governance, and social practices.
SAFETY AND ENVIRONMENTAL PERFORMANCE
The Board is provided with a comprehensive safety and environmental briefing each quarter at Board meetings, and receives the following information each month:
•
recordable injury rate,

•
lost workday injury rate,

•
injury details by business unit and geographic region,

•
sustainability initiatives including environmental releases / performance against emission reduction targets, and

•
safety initiatives and policies.

At least once a year, the Board receives detailed reviews on the current environmental and safety status, progress, metrics, and future plans for strategic discussions with our CEO.
2025 SAFETY PERFORMANCE
90% OF OPERATING SITES INJURY-FREE FOR 2025	0.54 RECORDABLE INJURY RATE (WORLD CLASS: 1.0)	0.14 LOST WORKDAY INJURY RATE (WORLD CLASS: 0.1)
Injury Rate = Injuries/100 Employees
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   25

CORPORATE GOVERNANCE
In 2018, we identified 12 environmental targets that we committed to achieving by 2025. Annually, our Sustainability Report discloses our progress in meeting our targets. In our 2025 Sustainability Report, we expect to report our achievement of all of the targets we set in 2018 — set forth in more detail in the following chart — and new 10-year sustainability targets.
2025 ENVIRONMENTAL PERFORMANCE AND ACHIEVEMENT OF 2025 TARGETS
Metric	Percent Reduction Since 2018*	Percentage of 2025 Target Accomplished
Scope 1 Absolute Emissions (tons)	34%	135%
Scope 1 Intensity Emissions (lbs. CO2/ton produced)	47%	142%
Scope 2 Absolute Emissions (tons)	40%	100%
Scope 2 Intensity Emissions (lbs. CO2/ton produced)	52%	130%
Airborne Pollutants Absolute Emissions (tons)	74%	135%
Airborne Pollutants Intensity Emissions (lbs. pollutants/ton produced)	79%	144%
Water Withdrawn Absolute (billion gallons)	32%	157%
Water Withdrawn Intensity (gallons/ton produced)	47%	156%
Water Discharged Absolute (billion gallons)	56%	281%
Water Discharged Intensity (gallons/ton produced)	66%	199%
Landfill Waste Absolute Disposed (tons)	44%	218%
Landfill Waste Intensity Disposed (lbs. disposed/ton produced)	55%	184%

*
2025 targets set from 2018 baseline

GROWTH AND INNOVATION
New product development is essential to MTI, with the creation and commercialization of innovative technologies serving as a core part of our growth as well as sustainability strategy.
In 2025, 67% of our total company revenue was derived from products and services that enhance both MTI’s and our customers’ sustainability objectives.
We partner with customers to:
•
create environmentally friendly and natural end-products,

•
improve manufacturing processes’ sustainability,

•
reduce emissions and waste in their operations, and

•
create safer working conditions.

DIVERSITY AND INCLUSION
Diversity and inclusion is integrated into our core values and sustainability strategy. We believe that a diverse workforce, inclusive culture, and empowered teams who confidently express their viewpoints are integral to helping us drive long-term shareholder value.
Our commitment to a diverse and inclusive workplace is embodied in numerous policies and procedures including our Diversity Policy and Mission Statement, Equal Opportunity Policy, Employee Code of Conduct, and Human Rights Policy. Our commitment is further evidenced in our performance management processes and leader development programs as well as through our Global Inclusion Council, chaired by our CEO and comprised of business leaders from our key operating regions around the globe. This Council is committed to cultivating a diverse and inclusive work environment in which our differences are respected and valued as essential to MTI’s continued growth and innovation. Its goal is to ensure that all employees experience MTI as a welcoming, equitable, and respectful environment where they are driven to achieve their full potential. Since its inception, the Council has reshaped policies and benefits, trained our leaders, engaged our teams in meaningful dialogue, and provided alignment across the organization.
26   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
SHAREHOLDER PROPOSALS AND NOMINATIONS

The Company’s by-laws describe the procedures that a shareholder must follow to nominate a candidate for director or to introduce an item of business at a meeting of shareholders. These procedures provide that, except as set forth in “Proxy Access” below, nominations for directors and items of business to be introduced at an annual meeting of shareholders must be submitted in writing to:
Minerals Technologies Inc. Attention: Secretary 622 Third Avenue, 38th Floor New York, New York 10017-6707
If intended to be considered at an annual meeting, the nomination or proposed item of business must be received not less than 70 days nor more than 90 days in advance of the first anniversary of the previous year’s annual meeting. Therefore, for purposes of the 2027 Annual Meeting, any nomination or proposal must be received between February 19 and March 11, 2027. With respect to any other meeting of shareholders, the nomination or item of business must be received not later than the close of business on the tenth day following the date of our public announcement of the date of the meeting. Under the rules of the Securities and Exchange Commission (“SEC”), if a shareholder proposal intended to be presented at the 2027 Annual Meeting is to be included in the proxy statement and form of proxy relating to that meeting, we must receive the proposal at the address above no later than 120 days before the anniversary of the mailing date of the Company’s proxy statement in connection with the 2026 Annual Meeting. Therefore, for purposes of the 2027 Annual Meeting, any such proposal must be received no later than December 3, 2026.
The nomination or item of business must contain:
•
The name and address of the shareholder giving notice, as they appear in our books (and of the beneficial owner, if other than the shareholder, on whose behalf the proposal is made);

•
the class and number of shares of stock owned of record or beneficially by the shareholder giving notice (and by the beneficial owner, if other than the shareholder, on whose behalf the proposal is made);

•
a representation that the shareholder is a holder of record of stock entitled to vote at the meeting, and intends to appear at the meeting in person or by proxy to make the proposal; and

•
a representation whether the shareholder (or beneficial owner, if any) intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of outstanding stock required to elect the nominee or approve the proposal and/or otherwise solicit proxies from shareholders in support of the nomination or proposal.

Any notice regarding the introduction of an item of business at a meeting of shareholders must also include:
•
A brief description of the business desired to be brought before the meeting;

•
the reason for conducting the business at the meeting;

•
any material interest in the item of business of the shareholder giving notice (and of the beneficial owner, if other than the shareholder, on whose behalf the proposal is made); and

•
if the business includes a proposal to amend the by-laws, the language of the proposed amendment.

Any nomination of a candidate for director must also include:
•
A signed consent of the nominee to serve as a director, and a written representation by the nominee that, if elected, he or she will comply with all of the Company’s policies and guidelines applicable to the directors;

•
the name, age, business address, residential address, and principal occupation or employment of the nominee;

•
the number of shares of the Company’s common stock beneficially owned by the nominee; and

•
any additional information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of that nominee as a director.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   27

CORPORATE GOVERNANCE
PROXY ACCESS

In addition to the shareholder nomination process outlined above, our by-laws provide that under certain circumstances, a shareholder or group of shareholders may include director candidates that they have nominated in our annual meeting proxy statement. These “proxy access” provisions of our by-laws provide, among other things, that a shareholder or group of up to twenty shareholders seeking to include director candidates in our annual meeting proxy statement must own 3% or more of our outstanding common stock continuously for at least the previous three years. The number of shareholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors then serving on the Board or two directors, whichever is greater. If 20% is not a whole number, the maximum number of shareholder-nominated candidates would be the closest whole number below 20%. Based on the current Board size of ten directors, the maximum number of proxy access candidates that we would be required to include in our proxy materials for an annual meeting is two. Nominees submitted under the proxy access procedures that are later withdrawn or are included in the proxy materials as Board-nominated candidates will be counted in determining whether the 20% maximum has been reached. If the number of shareholder-nominated candidates exceeds the maximum, each nominating shareholder or group of shareholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of our common stock held by each nominating shareholder or group of shareholders. The nominating shareholder or group of shareholders also must deliver the information required by our by-laws, and each nominee must meet the qualifications required by our by-laws. Requests to include shareholder-nominated candidates in our proxy materials must be received by the Secretary of Minerals Technologies Inc. no earlier than 150 calendar days and no later than 120 calendar days before the anniversary of the date that the Company mailed its proxy statement for the prior year’s annual meeting of stockholders. Accordingly, any such nominations for next year’s annual meeting must be received not earlier than November 3, 2026 and not later than December 3, 2026.
MAJORITY VOTING

The Company’s by-laws provide for majority voting for directors. Under the by-laws, in order for a director to be elected at the annual meeting in an uncontested election, a majority of the votes cast with respect to the director’s election must be cast “for” the director. Any nominee for director who is an incumbent director and receives a greater number of votes “withheld” or “against” his or her election than votes “for” his or her election must, under the Company’s Corporate Governance Guidelines, promptly tender his or her resignation to the Chairperson of the Corporate Governance and Nominating Committee.
The Committee must then recommend to the Board, within 90 days after the election, whether to accept or reject the resignation. Regardless of whether the Board accepts or rejects the tendered resignation, the Company must then promptly file a Current Report on Form 8-K with the SEC in which it publicly discloses and explains the Board’s decision. In the event of a contested election of directors (an election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected), directors will continue to be elected by the vote of a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors.
COMMUNICATIONS WITH DIRECTORS

Shareholders and any other interested parties may communicate by email with the independent members of the Board at the following address: independent.directors@mineralstech.com. The independent members of the Board have access to all messages sent to this address; the messages are monitored by the office of the General Counsel of the Company. No message sent to this address will be deleted without the approval of the chair of the committee of the Board with primary responsibility for the principal subject matter of the message.
28   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS
The Company recognizes that related party transactions can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the Company’s best interests and those of our shareholders. Therefore, our Board has adopted a formal, written policy with respect to related party transactions.
For the purpose of the policy, a “related party transaction” is a transaction in which the Company participates and in which any related party has a direct or indirect material interest, other than (1) transactions available to all employees or customers generally or (2) transactions involving less than $120,000 when aggregated with all similar transactions during the course of the fiscal year.
Under the policy, a related party transaction may be entered into only (1) if the Corporate Governance and Nominating Committee approves or ratifies such transaction and if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, or (2) if the transaction has been approved by the disinterested members of the Board. Related party transactions may be approved or ratified only if the Corporate Governance and Nominating Committee or the disinterested members of the Board determine that, under all of the circumstances, the transaction is in the best interests of the Company.
2025 RELATED PARTY TRANSACTIONS
Since January 1, 2025, there has not been, nor is there currently proposed, any related party transaction in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.
DIRECTOR COMPENSATION — 2025

The table below summarizes the annual compensation for the Company’s independent, non-employee directors during 2025. Each compensation element is discussed in the text following the table.
Non-Employee Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Joseph C. Breunig	110,000	145,000	8,499	263,499
John J. Carmola	112,500	145,000	11,352	268,852
Robert L. Clark	130,000	145,000	13,918	288,918
Alison A. Deans	95,000	145,000	6,628	246,628
Franklin L. Feder	97,500(3)	145,000	9,744	252,244
Kristina M. Johnson	97,500	145,000	1,550	244,050
Rocky Motwani	97,500	145,000	2,491	244,991
Carolyn K. Pittman	97,500(3)	145,000	7,939	250,439
Marc E. Robinson	117,500	145,000	10,888	273,388

(1)
Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of phantom stock units awarded to each director pursuant to the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors calculated by multiplying the number of units by the closing price of our common stock on the grant date. Each Non-Employee Director was granted 2,500 phantom stock units on May 14, 2025, on which date the closing price of our common stock was $58.00 per share. Such phantom stock units were non-forfeitable upon grant.

The following table lists the total number of phantom stock units held by each non-employee director as of December 31, 2025. The units are payable in cash upon the director’s termination of service on the Board. (See “Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors” below.)
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   29

CORPORATE GOVERNANCE
Name	Number of Phantom Stock Units (#)
Joseph C. Breunig	19,588
John J. Carmola	25,957
Robert L. Clark	31,686
Alison A. Deans	15,412
Franklin L. Feder	22,664
Kristina M. Johnson	4,074
Rocky Motwani	6,174
Carolyn K. Pittman	18,456
Marc E. Robinson	24,921
The Company does not currently compensate its non-employee directors with stock options or non-equity incentive plan compensation, nor do non-employee directors participate in the Company’s pension plans.
(2)
All Other Compensation consists of the value of dividends earned on phantom stock units, in the amount of $0.11 per unit awarded quarterly for the first three quarters and $0.12 per unit awarded for the fourth quarter and calculated by multiplying the number of units held by the director on the dividend record date.

(3)
During 2025, Mr. Feder and Ms. Pittman elected to partially defer their fees, in units which have the economic value of one share of the Company’s stock as permitted under the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors.

NONFUNDED DEFERRED COMPENSATION AND UNIT AWARD PLAN FOR NON-EMPLOYEE DIRECTORS
Under the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors, directors who are not employees of the Company have the right to defer their fees. Deferred fees are credited as phantom stock units, each of which is the equivalent of one share of the Company’s common stock. The number of units credited to a director’s account is calculated by dividing the amount of the deferred fees by the closing price of the Company’s common stock on the date such fees accrue. Amounts credited to a unit account are distributed in cash upon the director’s separation from service.
During 2025, each of the non-employee directors received an annual retainer fee of $225,000, comprised of $80,000 paid in cash and $145,000 in units, for serving as a director. In addition, the following Committee retainer fees were paid:
Non-Employee Director Annual Retainer Fee

Non-Employee Director Compensation	Annual Retainer ($)
Annual Retainer Fee (Cash)	80,000
Annual Retainer Fee (Units)	145,000
Lead Independent Director	25,000
Committee Service	Chair ($)	Member ($)
Audit Committee	30,000	10,000
Compensation Committee	22,500	7,500
Corporate Governance and Nominating Committee	22,500	7,500

We reimburse all directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and its committees.
30   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

This report is an annual voluntary governance practice that highlights the Corporate Governance and Nominating Committee’s activities during 2025. The Committee engaged in the following:
1
GOVERNANCE INITIATIVE. The Committee continued to spend considerable time reviewing and monitoring governance developments in 2025. The Committee reviewed the Company’s governance structure, including:
•
the size of the Board,

•
committee memberships,

•
the combined Chairman and CEO roles, and

•
the role of the Lead Independent Director.

The Committee reviewed the Company’s policies on corporate governance, including the Corporate Governance Guidelines, and the Company’s Code of Business Conduct and Ethics, and charters of the Lead Independent Director and the Board’s committees, including the charter of the Corporate Governance and Nominating Committee, to ensure that the Company’s corporate governance practices meet applicable legal and regulatory requirements and emerging best governance practices and that the governance practices of the Board are transparent to shareholders and other interested parties. The Committee also reviewed the impact of artificial intelligence (AI) on governance, and continued to review the legal environment.
2
SHAREHOLDER FEEDBACK. A substantial amount of time continued to be devoted to analyzing and understanding:

•
the advisory vote to approve executive compensation (“Say-on-Pay”) requirement,

•
other results from the Company’s annual meeting of shareholders,

•
the Company’s outreach to shareholders, and

•
specific feedback from shareholders.

The Committee also reviewed the reports and analyses of various proxy advisory services regarding areas of possible improvement in corporate governance practices and changes in the proxy advisory services’ policies and procedures.
3
DIRECTOR REFRESHMENT. The Committee reviewed current Board and Committee membership, skill set needs for the Board members, and potential new members. The Committee updated its assessment of the experience, skills, and attributes of current Board members and that the Board as a whole should possess. The Board has used a skills matrix to assist it in considering the appropriate balance of experience, skills, and attributes required of a director and to be represented on the Board as a whole, and the Committee determined that the matrix remained a useful tool in its assessment.
4
ANNUAL PERFORMANCE ASSESSMENT. The Committee reviewed the Board’s current evaluation process and continued to update the evaluation tools to incorporate the best practices. The Board’s annual evaluation of the effectiveness and contributions of the Board are conducted via an electronic Board Self-Assessment Survey.
5
CONTINUING EDUCATION. The Committee reviewed and updated the orientation initiatives for new directors and the ongoing director education programs. The Committee also reviews the Company’s overall training efforts.
6
SUSTAINABILITY OVERSIGHT. The Committee provided oversight and guidance with regard to how the Company and management evaluate and integrate corporate responsibility and sustainability into the Company’s business strategy, decision-making, and stakeholder communication. This includes evaluating our:
•
environmental footprint,

•
climate trends,

•
sustainable solutions,

•
employee safety and well-being,

•
human rights,

•
compliance, and

•
diversity and inclusion.

In connection, the Committee reviewed the Company’s progress toward its environmental reduction targets, the Company’s sustainability policies, assessments and ratings of the Company’s sustainability progress by outside firms, and the Company’s diversity data and efforts of the Global Inclusion Council. The Committee also reviews and comments on the Company’s annual Corporate Sustainability Report.
SUBMITTED BY THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
JOSEPH C. BREUNIG, CHAIR	ALISON A. DEANS	KRISTINA M. JOHNSON	CAROLYN K. PITTMAN	MARC E. ROBINSON
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   31

AUDIT COMMITTEE MATTERS
PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board has appointed KPMG LLP to serve as our independent registered public accounting firm for the current fiscal year, subject to the approval of shareholders. KPMG has audited the financial records of the businesses that comprise the Company since 1992. We consider the firm well qualified.
We expect that representatives of KPMG will be present at the Annual Meeting of Shareholders. These representatives will have the opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2026 FISCAL YEAR.
PRINCIPAL ACOUNTING FEES AND SERVICES

The Company incurred the following fees for services performed by KPMG in fiscal years 2025 and 2024:
KPMG Fees	2025 ($)	2024 ($)
Audit Fees(1)	3,778,000	3,738,726
Audit-Related Fees(2)	61,265	54,123
Tax Fees(3)	273,591	150,371
All Other Fees(4)	2,730	2,730
Total Fees	4,115,586	3,945,950

(1)
Audit Fees are fees the Company paid to KPMG for professional services for the audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-K, including fees associated with the audit of internal control over financial reporting, and review of financial statements included in Quarterly Reports on Form 10-Q, or for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements, such as comfort letters in connection with securities offerings and consent for registration statements.

(2)
Audit-Related Fees are billed by KPMG for assurance services that are reasonably related to the audit or review of the Company’s financial statements, including XBRL tagging, attestation procedures, due diligence, and benefit plan audits.

(3)
Tax Fees are fees billed by KPMG for tax compliance and tax advice.

(4)
All Other Fees are fees billed by KPMG to the Company for any services not included in the first three categories.

PRE-APPROVAL POLICY

The Audit Committee established a policy that requires it to approve all services provided by its independent registered public accounting firm before the independent registered public accounting firm provides those services. The Audit Committee has pre-approved the engagement of the independent registered public accounting firm for audit services, audit-related services, tax services, and all other fees within defined limits. All of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees paid to KPMG were approved by the Audit Committee in accordance with its pre-approval policy in fiscal year 2025.
The Audit Committee considered all these services in connection with KPMG’s audits of the Company’s financial statements, and internal control over financial reporting for the fiscal years ended December 31, 2025 and 2024, and concluded that they were compatible with maintaining KPMG’s independence from the Company in the applicable periods.
32   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

AUDIT COMMITTEE MATTERS
REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. As part of fulfilling its oversight responsibility, the Audit Committee reviewed and discussed with management the audited financial statements of the Company, including its assessment of the effectiveness of the Company’s internal control over financial reporting as of and for the year ended December 31, 2025. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees.”
The Audit Committee has discussed with KPMG the independent accountant’s independence from the Company and has received from KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.
SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
MARC E. ROBINSON, CHAIR	JOHN J. CARMOLA	FRANKLIN L. FEDER	KRISTINA M. JOHNSON	ROCKY MOTWANI	CAROLYN K. PITTMAN
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   33

EXECUTIVE COMPENSATION
PROPOSAL 3 — ADVISORY VOTE TO APPROVE 2025 NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors is asking you to approve, on an advisory basis, the 2025 compensation of our named executive officers as described in the “Compensation Discussion and Analysis” and “Compensation Tables and Narrative” sections of this Proxy Statement. This proposal is commonly known as “Say-on-Pay.”
While this vote is advisory, and not binding on the Company, the Compensation Committee or the Board of Directors, it will provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee will be able to consider when determining executive compensation for the future. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. You should read the “Compensation Discussion and Analysis,” which discusses how our executive compensation policies and programs implement our executive compensation philosophy, and the “Compensation Tables and Narrative” section which summarizes the 2025 compensation of our named executive officers.
In determining whether to approve this proposal, we believe you should consider how we link pay to performance, which is discussed in detail in the “Compensation Discussion and Analysis” section under “How We Tie Pay to Performance.” In particular, you should bear in mind:
1
Our performance in 2025 reflects our continued progress against key objectives, including:

•
executing on our growth strategies,

•
delivering strong operating results, and

•
generating strong free cash flow and retaining a solid balance sheet.

Key accomplishments in 2025 include:
•
navigated a volatile macro environment while remaining focused on growth initiatives in both segments,

•
made well-timed capital investments to support our growth,

•
new product revenue reached 19% of total sales*,

•
took proactive steps to improve our cost structure,

•
returned $73M through dividends and share repurchases, and

•
maintained strong balance sheet.

*
   % of sales from products commercialized in the last 5 years

2
Over 87% of the compensation of our Chief Executive Officer, Douglas T. Dietrich, is at risk and variable depending on company and individual performance. We believe that the compensation received by our named executive officers in respect to fiscal year 2025 appropriately aligned executive pay with our performance.

3
In 2025, we continued to extensively engage with our shareholders with respect to our financial performance and progress towards 5-year targets, corporate governance, compensation practices and sustainability. As a result of the feedback received during our engagement, and that the vast majority of shares favored our “Say-on-Pay” proposal at our 2025 Annual Meeting, we have substantially maintained our executive compensation policies.

Accordingly, the Board of Directors recommends approval of the following resolution:
RESOLVED, that shareholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2025, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related tables and disclosure).
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE APPROVING 2025 NAMED EXECUTIVE OFFICER COMPENSATION.
34   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

CD&A CONTENTS
35	INTRODUCTION
36	HOW WE TIE PAY TO PERFORMANCE
36	2025 BUSINESS AND PERFORMANCE REVIEW
36	Our Company
37	Advancing Our Growth Strategy
38	Operational Excellence
38	Safety
39	Financial Performance
41	Total Shareholder Return
42	EXECUTIVE COMPENSATION PRACTICES
43	CONSIDERATION OF RESULTS OF 2025 SHAREHOLDER ADVISORY VOTE
43	WHAT WE PAY AND WHY: ELEMENTS OF OUR COMPENSATION PROGRAM FOR NAMED EXECUTIVE OFFICERS
45	Base Salary
45	Annual Incentives
50	Long-Term Incentives
54	HOW WE MAKE COMPENSATION DECISIONS
55	OBJECTIVES OF OUR COMPENSATION PROGRAM FOR NAMED EXECUTIVE OFFICERS
55	DECISION-MAKING RESPONSIBILITY
55	COMPARATOR GROUP COMPANIES
56	SETTING TOTAL DIRECT REMUNERATION
56	RETIREMENT PROGRAMS
56	Retirement Plans
56	Defined Contribution 401(k) Plan
57	Deferred Compensation
57	OTHER POLICIES AND PRACTICES
57	Perquisites
57	Employment Agreements
57	Severance Policies
57	Equity Award Grant Practices
57	Clawback Policy
58	Officer Stock Ownership Guidelines
58	Trading Controls and Hedging Transactions
58	2026 COMPENSATION PROGRAM FOR NAMED EXECUTIVE OFFICERS

INTRODUCTION
This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs, and the factors considered in making those decisions. Our compensation program for senior executives, including our executive officers, is governed by the Compensation Committee. This discussion and analysis focuses on our named executive officers: our Chief Executive Officer, our Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers on December 31, 2025. The named executive officers for 2025 were:
OUR 2025 NAMED EXECUTIVE OFFICERS

DOUGLAS T. DIETRICH Chairman of the Board and Chief Executive Officer	ERIK C. ALDAG Senior Vice President, Finance and Treasury, and Chief Financial Officer	D.J. MONAGLE, III Group President, Consumer & Specialties	BRETT ARGIRAKIS Group President, Engineered Solutions	JONATHAN J. HASTINGS Senior Vice President, Strategy and M&A
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   35

EXECUTIVE COMPENSATION
HOW WE TIE PAY TO PERFORMANCE
Our executive compensation program is designed to:
2025 BUSINESS AND PERFORMANCE REVIEW
2025 FINANCIAL PERFORMANCE
$2.1B SALES	$287M OPERATING INCOME*	$5.52 EARNINGS PER SHARE*

*
Excluding special items

OUR COMPANY
Minerals Technologies Inc. is a leading, technology-driven specialty minerals company that develops, produces, and markets a broad range of mineral and mineral-based products, related systems, and services. The Company globally serves a wide range of consumer and industrial markets, including household and personal care, paper and packaging, food and pharmaceutical, automotive, construction, steel and foundry, environmental, and infrastructure.
CONSUMER & SPECIALTIES Touching Millions of Consumers’ Lives		ENGINEERED SOLUTIONS Improving Our Customers’ Manufacturing Processes
$1.1B	$134M	$1.0B	$163M
SALES	OPERATING INCOME*	SALES	OPERATING INCOME*
* Excluding special items
The Consumer & Specialties segment serves consumer end markets directly with mineral-to-market finished products and also provides specialty mineral-based solutions and technologies that are an essential component of our customers’ finished products. This segment includes two product lines:
•
Household & Personal Care

•
Specialty Additives

The Engineered Solutions segment serves industrial end markets with engineered systems, mineral blends, and technologies that are designed to improve our customers’ manufacturing processes and projects. This segment includes two product lines:
•
High-Temperature Technologies

•
Environmental & Infrastructure

Our performance in 2025 reflects our continued progress against key objectives:
2025 PERFORMANCE HIGHLIGHTS
•
Navigated volatile macro environment while remaining focused on growth initiatives in both segments

•
Made well-timed capital investments to support our growth

•
New product revenue reached 19% of total sales*

• Took proactive steps to improve cost structure • Returned $73M to shareholders through dividends and share repurchases • Maintained strong balance sheet • Record safety performance

*
% of sales from products commercialized in the last 5 years

36   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
ADVANCING OUR GROWTH STRATEGY
We continued to drive forward our multi-pronged approach to profitable growth, and we made meaningful progress across all our long-term growth priorities in 2025:
Within Our CONSUMER & SPECIALTIES Segment	Within Our ENGINEERED SOLUTIONS Segment

•
In our Household & Personal Care (HPC) product line, we made several strategic investments that will further support growth starting in 2026. Those include:

»
Upgrading cat litter hubs in the US and Canada to deliver high-quality products to our customers

»
Expanding capacity in rapidly growing cat litter market in Asia

»
Expanding capacity to meet rapidly growing demand for sustainable aviation fuel and other renewable fuels

»
Expanding capacity for animal health and fabric care products

•
In the Specialty Additives (SA) product line, we continued to execute against our growth initiatives in 2025 by:

»
Expanding our existing footprint in Asia with 3 new satellites and a capacity expansion in one of our India locations

»
Driving growth for our sustainable New Yield waste stream recycling technology

•
•
We have world leading positions in our High-Temperature Technologies (HTT) product line serving customers in the steel and foundry markets. In 2025, we

»
Delivered 9% volume growth to foundry customers in Asia as we continued to make progress on our penetration strategy

»
Installed 4 of our automated Minscan® units at steel customers around the globe

»
Launched new high-durability refractory products for EAF furnaces

•
In the Environmental & Infrastructure (E&I) product line, we

»
Installed 8 full-scale PFAS remediation solutions for municipal drinking water facilities by end of 2025

»
Continued to grow sales of our advanced drilling products for grid hardening and infrastructure applications

Innovation is a fundamental part of MTI’s history and one of the pillars of our continuous long-term, sustainable growth. In 2025, 19% of our revenue was from sales of new products commercialized in the past five years. In addition, 67% of MTI’s new products will support our or our customers’ sustainability goals.
Our unique global mineral reserves and differentiated technologies enable us to deliver new products aligned with sustainable trends across all four product lines, such as:
•
HPC:  Natural ingredients for personal care and farm animals; clean energy and alternative fuel

•
SA:     Decarbonization; recycling and sustainable packaging

•
HTT:    Emission reduction; increase in efficiency technologies

•
E&I:    Water purification; environmental conservation

We continue to closely collaborate with our customers and focus our efforts on developing the highest value products to meet our customers’ needs.
STRENGHTENING OUR BUSINESS THROUGH ACQUISITIONS
•
M&A also represents a strategic growth initiative of the Company.

•
We maintain an active pipeline of potential opportunities. Our M&A strategy is to focus on minerals-based companies where we can leverage our strong technological expertise, drive growth in attractive markets, and extend or deepen existing positions into new geographic regions and/or technologies.

• Our acquisition strategy allows us to build a higher-return, less cyclical, and more balanced portfolio that is supported by a strong balance sheet.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   37

EXECUTIVE COMPENSATION
OPERATIONAL EXCELLENCE
•
We continue to improve efficiency through a disciplined effort of embedding Operational Excellence and Lean principles throughout the organization.

•
Our efforts to embed Operational Excellence and Lean principles began 19 years ago. The engagement of our employees in our culture of continuous improvement is the foundation of MTI.

In 2025, we had:
SAFETY
•
We believe the goal of injury-free operation at 100% of our sites is attainable and we continue to work to achieve zero injuries.

•
The Company continues to focus on the engagement of our employees in risk reduction activities, such as job observations, Gemba (the practice of personally visiting and seeing where work gets done), non-routine task risk assessment, and near miss reporting.

2025 SAFETY PERFORMANCE
90% OF OPERATING SITES INJURY-FREE FOR 2025	0.54 RECORDABLE INJURY RATE (WORLD CLASS: 1.0)	0.14 LOST WORKDAY INJURY RATE (WORLD CLASS: 0.1)
Injury Rate = Injuries/100 Employees
38   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
FINANCIAL PERFORMANCE
The following is a summary of our performance highlights for 2025 and comparisons of our performance to prior years. In this Compensation Discussion and Analysis, as well as in the Proxy Summary, we refer to earnings per share excluding special items, operating income and margin excluding special items, and free cash flow, which are non-GAAP financial measures. We also refer to underlying sales, which means total sales excluding sales from a deconsolidated business, which is also a non-GAAP financial measure. See Appendix A to this Proxy Statement for a reconciliation to our results as reported under GAAP.
In 2025, we navigated a volatile macro environment as many of our end markets remained flat or weakened throughout the year. Our teams moved quickly to adjust to these conditions in our facilities by maintaining control of costs and managing inventories, while at the same time navigating changing tariffs and remaining focused on quality, customers, safety, and executing against our growth initiatives. Our sales, operating income, and earnings per share for 2025, along with the compound annual growth rate (CAGR) over the past 5 years, is as follows:
+
2021, 2022 and 2023 sales reflect underlying sales.

*
Excluding special items

Consumer & Specialties Segment
Sales in our Consumer & Specialties segment were $1.1 billion:
•
Our Household & Personal Care product line sales were $513 million, down 3% from prior year, primarily driven by lower sales of cat litter in the first half of the year. Sales of cat litter improved 7% from the first half of the year to the second half driven by higher volume in all regions. Demand for other consumer-oriented products, such as natural oil purification and animal feed additives continued to grow, with sales increasing by 17% and 12%, respectively.

•
In the Specialty Additives product line, sales were $585 million, a decrease of 4% from prior year primarily driven by two paper machine shutdowns in North America and lower demand from paper and packaging customers in Europe. Sales to paper and packaging customers improved 3% in the second half versus the first half, as several new satellites in Asia continued to ramp up. Product line sales were also affected by a slowdown in residential construction demand in the second half of the year.

Operating income, excluding special items, for the Consumer & Specialties segment was $134 million and operating margin, excluding special items, was 12.2%.
+
2021, 2022 and 2023 sales reflect underlying sales.

*
Excluding special items

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   39

EXECUTIVE COMPENSATION
Engineered Solutions Segment
Sales in our Engineered Solutions segment were $1.0 billion in 2025, down 1% from prior year:
•
Our High-Temperature Technologies product line sales were 1% lower in the year at $705 million. Strong growth in the Asia foundry business was offset by softer demand from foundries serving the heavy truck and agricultural equipment markets in North America. Sales to steel customers in North America were up 5%, driven by innovative solutions such as our Minscan ® equipment technology and our newest high-durability refractory products, which were offset by softer steel market conditions in Europe.

•
Environmental & Infrastructure product line sales increased 2% compared to prior year to $270 million, primarily driven by higher demand for environmental lining systems, infrastructure drilling products, and offshore water treatment.

Operating income, excluding special items, for the Engineered Solutions segment was a record $163 million in 2025 and operating margin, excluding special items, was 16.7%, also a record.
*
Excluding special items

Balance Sheet
We continue to deliver on our cash allocation program, returning ~50% of free cash flow to shareholders. In 2025, we:
•
continued to keep our net leverage level below 2x EBITDA at 1.7x,

•
repurchased $59 million of our shares under the $200 million repurchase program approved in the prior year, and

•
increased dividends by 10%.

We returned $73 million to shareholders in the form of dividends and share repurchases in 2025. Over the last three years, we have returned $172 million to shareholders.
2025 CAPITAL DEPLOYMENT $107M CapEx $73M Return to Shareholders	LIQUIDITY $724M Cash, Cash Equivalents, Short-Term Investments and Available Revolver (At 12/31/2025)	NET LEVERAGE RATIO 1.7x Adjusted EBITDA (At 12/31/2025)
40   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
TOTAL SHAREHOLDER RETURN
For those who wish to consider total shareholder return when evaluating executive compensation, the graph below compares Minerals Technologies Inc.’s cumulative three-year total shareholder return on common stock with the cumulative total return of the comparator groups used for the Company’s long-term incentive plan. This graph tracks the performance of a $100 investment in our common stock compared with our Peer Index (with the reinvestment of all dividends), the Russell 2000 Index, and the S&P SmallCap 600 Index over the covered periods.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   41

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION PRACTICES
We highlight below certain executive compensation practices, both the practices we have implemented to incentivize performance and certain other practices that we have not implemented because we do not believe they would serve shareholders’ long-term interests:
WHAT WE DO
•
PAY-FOR-PERFORMANCE. We tie pay to performance based on corporate and business goals and differentiate based on individual achievement. The vast majority of our named executive officers’ compensation is at-risk and variable depending on Company and individual performance.

•
USE OBJECTIVE FINANCIAL METRICS. A substantial majority of the awards granted under our Annual Incentive Plan are based on the achievement of corporate financial metrics that we believe are challenging in light of the economic condition in the markets we serve and the risks to achieve high performance.

•
TIE PERSONAL PERFORMANCE TO
SUSTAINABILITY OBJECTIVES. Personal performance under our incentive compensation plan is tied to achieving specific sustainability-related projects, as well as quantifiable financial targets.

•
ENSURE AT LEAST 50% OF LONG-TERM COMPENSATION IS PERFORMANCE-
BASED. Performance-based awards comprise 50% of total target long-term incentive compensation.

•
LINK LONG-TERM COMPENSATION TO STOCK PERFORMANCE. Half of our long-term awards vest over a three-year period and as equity they directly link pay with the interests of shareholders. Two of the three metrics in our cash-based long-term incentive plan are based on our stock performance.

•
USE AN APPROPRIATE PEER GROUP. We annually evaluate our peer group to ensure appropriate comparators are in place.

•
EXPECT HIGH PERFORMANCE. We expect our executives to deliver sustained high performance year-over-year and over time to stay in their respective positions.

•
MINIMAL PERQUISITES. We provide only minimal perquisites that have a sound benefit to the Company’s business.

•
REVIEW TALLY SHEETS. We review tally sheets for our named executive officers prior to making annual executive compensation decisions.

•
HAVE APPROPRIATE SEVERANCE
ARRANGEMENTS. We provide our officers with appropriate severance protection in the event of a qualifying termination following a change-in-control.

•
DOUBLE TRIGGER FOR VESTING ON
CHANGE IN CONTROL. Our equity compensation plan provides for accelerated vesting of awards after a change in control only if an employee is also terminated (a “double trigger”).

•
CLAWBACK. We have a policy to recoup certain incentive and other compensation payments (a “clawback” policy) to ensure that our executives do not retain undeserved windfalls and to enhance our pay-for-performance initiatives.

•
STRINGENT STOCK OWNERSHIP
GUIDELINES. We maintain stock ownership guidelines — six times base salary for our CEO, four times base salary for our CFO and Group Presidents, three times base salary for our other executives, and five times the annual cash retainer for directors.

•
RETENTION PERIOD ON EXERCISED STOCK
OPTIONS AND VESTED DRSUs. Executives must hold for at least five years a minimum of 50% of after-tax value of appreciation of stock options upon exercise and retain at least 50% of stock received after-tax from Deferred Restricted Stock Units (DRSUs) upon vesting.

•
INDEPENDENT COMPENSATION
CONSULTING FIRM. The Compensation Committee benefits from its utilization of an independent compensation consulting firm which provides no other services to the Company.

WHAT WE DON’T DO
•
WE DO NOT PAY DIVIDEND EQUIVALENTS ON STOCK OPTIONS AND UNVESTED DRSUs.

•
NO REPRICING UNDERWATER STOCK OPTIONS OR BACKDATING STOCK OPTIONS.

•
NO INCLUSION OF THE VALUE OF EQUITY AWARDS IN PENSION OR SEVERANCE CALCULATIONS.

• NO EXCISE TAX GROSS-UP PAYMENTS UPON CHANGE IN CONTROL. • NO DIVIDEND EQUIVALENTS PAID ON PERFORMANCE UNITS. • NO HEDGING TRANSACTIONS, PLEDGES OF STOCK OR SHORT SALES BY EXECUTIVES PERMITTED.
42   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION
CONSIDERATION OF RESULTS OF 2025 SHAREHOLDER ADVISORY VOTE
At our 2025 Annual Meeting, our shareholders approved the 2024 compensation of our named executive officers with 79% of the shares voting on the matter at the meeting voting in favor. As discussed above under “Shareholder Engagement,” we conduct an extensive, ongoing shareholder engagement effort discussing corporate governance, compensation, and other matters. We believe that the approval of our 2025 “Say-on-Pay” proposal resulted in large measure from our shareholder engagement effort.
For our outreach program in 2025, we contacted shareholders that we believe held approximately 89% of our stock and received direct feedback from 45% of our shareholder base. As part of this effort, we specifically solicited our shareholders’ views on our executive compensation program design and linkage between pay and performance. During our outreach, our shareholders did not identify any concerns regarding executive compensation matters or the overall design of our executive compensation program. Shareholders also expressed support for the recent changes we implemented to our executive compensation program, such as increasing the weighting of performance-based LTI to 50% beginning with 2024 awards. See “Shareholder Engagement” on pages 6 – 7 for more information.
As a result of the vast majority of shares favoring our “Say-on-Pay” proposal at our 2025 Annual Meeting and that we received no concerns over the design of our program during our 2025-2026 shareholder outreach program, we have substantially maintained our executive compensation program. The Compensation Committee will continue to consider the views of our shareholders in connection with our executive compensation program and make improvements based upon evolving best practices, market compensation information, and changing regulatory requirements.
WHAT WE PAY AND WHY: ELEMENTS OF OUR COMPENSATION PROGRAM FOR NAMED EXECUTIVE OFFICERS
We have structured the major portion of executive compensation as “total direct remuneration,” consisting of base salary, annual incentive awards, and long-term incentive awards. Long-term incentive awards consist of stock options, Deferred Restricted Stock Units (DRSUs), and Performance Units awarded under our long-term incentive plan. Additional elements supplement the total direct remuneration. As illustrated below, in 2025 the majority of total direct remuneration to our named executive officers was variable and at-risk.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   43

EXECUTIVE COMPENSATION
The table below summarizes the compensatory elements of our program and briefly explains their purpose. Following the table, we provide a detailed description of each element, why we pay it, and what decisions were made for individual payments and awards in 2025.
	Element of Compensation Program		Description	How This Element Promotes Company Objectives/Positioning vs. Market
◄ FIXED ►	ANNUAL COMPENSATION	BASE SALARY	• Fixed annual compensation that is certain as to payment. • Provides continuous income to meet ongoing living costs.	• Intended to be competitive with marketplace, to aid in recruitment and retention.
◄ AT-RISK / VARIABLE ►		ANNUAL INCENTIVE PLAN	• Offers opportunity to earn performance-based compensation for achieving pre-set annual goals.	• Motivate and reward achievement of corporate objectives.
	LONG-TERM COMPENSATION	PERFORMANCE UNITS 50% of Total Long-Term Compensation	• Units pay out cash based on three-year performance goals.	• Units earned based on performance metrics that are believed to be key to achieving success in the Company’s strategies.
		DRSUs 40% of Total Long-Term Compensation	• Full value grant of stock units typically with ratable vesting over three years.
•
Intended to increase long-term equity ownership and to focus executives on providing shareholders with superior investment returns.

•
Vesting terms and holding requirements promote retention and a strong linkage to the long-term interests of shareholders.

		STOCK OPTIONS 10% of Total Long-Term Compensation	• Stock options granted at fair market value on date of grant typically with ratable vesting over three years.
•
More highly leveraged risk and reward alignment with shareholder value.

•
Vesting terms and holding requirements promote retention and a strong linkage to the long-term interests of shareholders.

◄ OTHER ►	OTHER COMPENSATION ELEMENTS	RETIREMENT INCOME	• Defined benefit and 401(k) plans intended to provide for replacement of annual compensation with payments upon retirement.	• Fair and competitive program designed to provide basic retirement benefits and encourage long-term services.
		DEFERRED COMPENSATION	• Deferred compensation plan that mirrors the Company’s 401(k) plan and allows for an annual deferrals of salary and bonus.	• Modest program that allows executives to have same level of benefits as other participants not subject to IRS limits.
		SEVERANCE PAYMENTS	• Payments and benefits upon termination of an executive’s employment in specified circumstances, including after a change in control.
•
Intended to provide assurance of financial security to attract lateral hires and to retain executives, especially in disruptive circumstances, such as a change in control and leadership transitions.

•
Encourages management to consider transactions that could benefit shareholders.

		BENEFITS	• Health and welfare benefits.	• Fair and competitive programs to provide family protection. • Facilitate recruitment and retention.
		PERQUISITES	• Modest personal benefits limited to financial counseling.	• Highly desired benefits which can represent cost-effective elements of compensation. • We do not provide tax gross-ups for perquisites.
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EXECUTIVE COMPENSATION
BASE SALARY
The Committee believes that the overall compensation to the named executive officers should include reasonable levels of fixed cash compensation to provide a level of assurance of compensation. Base salaries of our named executive officers are determined in accordance with their responsibilities, their tenure in position, performance, and market data for the position, although no particular weight is assigned to any one factor. Each employee receives an annual performance rating early in the year. The performance rating of the Company’s Chief Executive Officer is assigned by the Compensation Committee and approved by the Board. The performance ratings of other officers, including the named executive officers, are assigned by the Company’s Chief Executive Officer, subject to review by the Compensation Committee. The named executive officers’ performance ratings were assigned by Mr. Dietrich in early 2025. Based on the Company’s performance, general business outlook, and industry compensation trends, we set guidelines for average percentage compensation adjustments to salary for all employees for the coming year. The percentage increase received by a particular employee is determined on the basis of the employee’s performance rating and current compensation level compared to similar marketplace positions.
Following the Company’s annual review of CEO compensation, the Committee determined that Mr. Dietrich’s base salary for 2025 would remain at $1,050,000, unchanged from 2024 or 2023. The Compensation Committee approved an increase to Mr. Aldag’s base salary of 10%, to better align his compensation with market levels for similarly situated Chief Financial Officers. At the time of his promotion to CFO in 2023, Mr. Aldag’s base salary was positioned below the competitive range for the role. The Committee determined that an adjustment was appropriate to reflect the scope and complexity of his responsibilities and to ensure competitive, market-aligned pay. Mr. Monagle and Mr. Argirakis received base salary increases of 4% in 2025 to further align with market median pay and to reflect their continued development and progression in their positions as Group Presidents. Mr. Hastings received a merit increase to his base salary of 3% in 2025.
ANNUAL INCENTIVES
We pay annual incentives through our Annual Incentive Plan. The 2025 Annual Incentive Plan is designed to reward participants for the achievement of pre-established Company-wide financial goals and individual contributions thereto, as well as to reward the achievement of individual performance goals, by providing cash awards that are paid if such goals are met.
The amount of incentive compensation actually earned by participants in the Annual Incentive Plan is determined by multiplying the target amount by a performance factor. The target amount is a percentage of base salary. Such target percentages for 2025 were consistent with 2024 target percentages for each of the named executive officers. The performance factor represents percentage achievement of weighted composite of corporate financial targets, personal performance objectives, and, for those executives who are Segment Leaders, segment financial targets. The overall performance factor for each element (corporate financial targets, segment financial targets, and personal performance objectives) may individually range from a minimum of 25% to a maximum of 200%, for an overall maximum performance factor of 200%. Payout is equal to target incentive compensation if the performance factor for each element is achieved at 100%.
BASE SALARY	TARGET PERCENTAGE OF BASE SALARY	PERFORMANCE FACTOR ACHIEVED	INCENTIVE COMPENSATION EARNED
In January 2026, the Committee reviewed the results of the 2025 Annual Incentive Plan. Payments were determined based on the achievement of the performance factors described below. Individual performance ratings were submitted by the Chief Executive Officer for discussion and approval by the Committee. The performance factors actually achieved for 2025 and the resulting payments to the named executive officers under the 2025 Annual Incentive Plan were as follows:
Name	2025 Base Salary ($)	Target Percentage of Base Salary	Target Annual Incentive Compensation ($)	Performance Factor Achieved	2025 Incentive Compensation Earned ($)
D.T. Dietrich	1,050,000	125%	1,312,500	86.0%	1,129,144
E.C. Aldag	574,200	75%	430,650	85.8%	369,614
D.J. Monagle, III	705,285	75%	528,964	65.5%	346,313
B. Argirakis	676,004	75%	507,003	96.1%	487,010
J.J. Hastings	654,859	75%	491,144	88.1%	432,551
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Calculating the Performance Factor
We maintain a strong link between performance and pay within our executive compensation program through emphasis on incentives and utilization of performance measures that we believe are key drivers of shareholder value creation. For 2025, the Annual Incentive Plan continued to use two financial measures that we determined are important business metrics that lead to creation of shareholder value and therefore deserve significant focus. Both of these measures, Operating Income (OI) and Return on Net Assets (RONA), were consistent with 2024.
Performance of the Company as a whole with respect to OI and RONA was a significant factor in each executive’s bonus opportunity. For executives who were Segment Leaders in 2025, namely Mr. Monagle and Mr. Argirakis, performance with respect to these financial targets within the executive’s segment was also a significant factor in such executive’s bonus opportunity. The remainder of each executive’s bonus opportunity was based on personal performance objectives.
The table below summarizes the weightings for each element of the performance factor (corporate financial targets, Segment financial targets, and personal performance objectives) for each of our named executive officers, along with their achievement in 2025.
Name	Company Financial Targets		Segment Financial Targets		Personal Performance
	Weighting	Achievement	Weighting	Achievement	Weighting	Achievement
D.T. Dietrich	70%	77.6%	—	—	30%	105.7%
E.C. Aldag	70%	77.6%	—	—	30%	105.0%
D.J. Monagle, III	20%	77.6%	50%	57.9%	30%	70.0%
B. Argirakis	20%	77.6%	50%	92.3%	30%	114.6%
J.J. Hastings	70%	77.6%	—	—	30%	112.5%
Approximately half of the 2025 personal performance objectives were based on quantifiable components: expense management, sales growth, attainment of strategic growth initiatives, and operating margin percent, for which specific targets were established. Accordingly, financial components — the OI and RONA metrics combined with the quantifiable components of the personal performance objectives — represented approximately 85% of the plan’s target metrics.
Relationship between Sustainability and Compensation
MTI has a longstanding commitment to operate ethically and responsibly while creating value for our customers, employees, communities, and other stakeholders. We look at sustainability holistically, understanding that addressing the continuum of environmental, social, governance, and ethics issues is critical to the success of our business. Sustainability is a vital driver to our long-term growth, and through continued learning and improvement we are making progress in addressing the biggest challenges of today, while capturing opportunities for the future. As our incentive compensation program reflects our overall company performance and profitability that drive long-term shareholder value creation, our success in meeting our sustainability goals is inherent to our incentive compensation program.
Our sustainability goals are achieved through our deployment of Lean operating principles. Businesses have Hoshin Plans to achieve specific sustainability-related projects. Our executives are measured on achievement of these projects in the personal performance component of annual incentive compensation.
Company Level Financial Targets and Performance
As discussed above, the Committee selected OI and RONA as the two financial measures used to determine Company performance. For each measure, a Company performance target range was determined as an aggregate of the performance target ranges for the Company’s two segments. Company-level performance for 2025 was based on a weighted average of segment actual performance for the measure.
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2025 TARGETS
The following table sets forth the following for both OI and RONA:
•
the Company performance target range for minimum (threshold) and maximum performance, representing the aggregate of the segment threshold and maximum performance, respectively;

•
the Company performance target if each of the segment level performance factors were achieved at 100% of target; and

•
actual 2025 Company performance.

Performance Measure	Threshold	Target	Maximum	Actual 2025 Performance
Operating Income*	$182 million	$330 million	$389 million	$287 million
Return on Net Assets	5.3%	9.6%	11.2%	8.4%

*
Excluding special items

In determining the performance targets and target ranges for OI and RONA in the beginning of the year, the Committee took into consideration the economic conditions and risks of our market segments and the business development activities and goals for each of the segments. The Committee strived to design performance target ranges for OI and RONA that were challenging, taking into consideration the economic condition in the markets we serve and the risks to achieve high performance but attainable by the executive officers. The Company OI target set for 2025 reflected an increase of approximately 5% above 2024 OI performance. The Company RONA target set for 2025 reflected a targeted improvement in operating performance and expected changes in the Company’s average net assets when compared with 2024. The following summarizes the key opportunities and risk factors considered for 2025 target levels.
2025 Target Setting Considerations		* Excluding special items
1
OPERATING INCOME. Overall, the target was to achieve operating income growth of 5% versus 2024, with similar targets in each segment.
Consumer & Specialties segment
•
The targeted 2025 operating income performance for the segment was an increase of approximately 5% versus 2024 due to:

»
Continued growth in Household & Personal Care

»
Improved productivity and operating performance

Engineered Solutions segment
•
The targeted 2025 operating income performance for the segment was an increase of 5% versus 2024 performance, due to:

»
Stable market conditions in High-Temperature Technologies

»
Sales growth linked to geographic penetration and the proliferation of new products

»
Improved productivity and continued strong execution

2	RONA. The overall targeted performance for RONA in 2025 was an improvement of 20 basis points compared to 2024 performance due to the targeted increase in income and the impact of expected changes in working capital and capital expenditures in the average net asset base.
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2025 PERFORMANCE
The Company performance factor represents the weighted average of the performance factor for the two segments, and the segment performance factor is a weighted average of the individual business units within each segment. For each segment and business unit, actual 2025 performance for each measure was weighted — OI was weighted at 60% and RONA at 40% — and the weighted average performance corresponds to a performance factor based on an individual payout matrix for such business unit. Because the Company performance factor represents a weighted average of segment level performance factors, which in turn represent a weighted average of individual business unit performance within each segment, it does not have a straight-line relationship with consolidated Company performance.
The following table sets forth:
•
the weights assigned to each segment for purposes of calculating the weighted average of segment level performance factors;

•
the performance factors achieved for 2025 for each segment; and

•
the weighted average payout associated with that segment’s 2025 performance (multiplying the weight assigned to each segment by its 2025 Performance Factor).

Segment	Weight	2025 Performance Factor	Weighted Average Payout
Consumer & Specialties Segment	50.9%	57.9%	29.4%
Engineered Solutions Segment	46.4%	92.3%	42.8%
Unallocated Corporate Expense	2.7%	200.0%	5.4%
Overall Company Total			77.6%
Segment Level Financial Targets
As discussed above, segment level financial targets for OI and RONA contributed to the aggregate composite Company financial targets. In addition, for the executives who are Segment Leaders, segment OI and RONA were factors in determining the bonus opportunity under the 2025 Annual Incentive Plan. As noted above, segment targets in turn represent an aggregation of sub-segment business unit level targets.
The Committee selected performance target ranges for each segment’s OI and RONA based upon recommendations of the Chief Executive Officer and after reviewing the Company’s 2025 operating plan. The Committee also took into account the risks associated within each segment, as well as the economic conditions of the markets each segment serves. As described above, the Committee strived to design performance target ranges for OI and RONA that were challenging but attainable by the executive officers.
As with Company level financial targets, a performance factor was determined for each segment level measure based on the actual 2025 performance. The segment performance factors represent a weighted average percentage achievement of sub-segment business unit level targets. Accordingly, the performance factor for a measure does not represent a straight-line relationship between the segment level target performance ranges and the actual performance for such segment. We do not publicly report the financial results at the sub-segment level.
Personal Performance Objectives
The personal performance component provides rewards to executives in recognition of contributions in other key areas not captured in the OI and RONA financial metrics. Personal performance objectives for Mr. Dietrich for 2025 were set and approved by the Compensation Committee with input from Mr. Dietrich. Personal performance objectives for other executive officers were set by Mr. Dietrich.
Approximately half of the 2025 personal performance objectives were based on quantifiable financial targets. Accordingly, as discussed above, together with the OI and RONA financial metrics, objective financial components represented approximately 85% of the 2025 Annual Incentive Plan’s target metrics.
For each category of the personal performance objectives, there was a range of potential payouts with the ultimate payout amount based upon the detailed evaluation by the Committee as to the achievement of the objectives. The Committee structured the 2025 Annual Incentive Plan in this manner so that the executives would know what their reward, if any, would be for achieving the objectives, while using the personal performance objectives to provide the Committee with the opportunity to assess the value of contributions or achievements within the context of the degree of difficulty and probability of achieving the objectives.
In January 2026, the Committee reviewed Mr. Dietrich’s 2025 personal goals and objectives and assessed his performance, and for each of the other officers, Mr. Dietrich and the Compensation Committee together reviewed each officer’s 2025 personal goals and objectives and assessed his or her performance.
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The following are the specific personal performance objectives under the Annual Incentive Plan for each of our named executive officers, as well as their achievement of such objectives in 2025:
•
MR. DIETRICH: Mr. Dietrich’s 2025 personal goals and objectives reflected the personal objectives of the Company’s other executive officers. Accordingly, Mr. Dietrich’s personal goals and objectives included quantifiable metrics with respect to the Company, such as:

»
operating income as a percent of sales,

»
sales growth,

»
management of expenses, and

»
attainment of strategic growth initiatives.

Targets for 2025 for operating income as a percent of sales and for sales growth were increases from 2024 performance and actual performance of the Company in 2025 was below threshold, resulting in a payout of 0% for this component of the award. For management of expenses, target was a 4% reduction versus the 2025 plan and actual performance was a 3% reduction versus plan, resulting in a payout of 88.5% for this component of the award.
In addition to the objectives that were based on quantifiable metrics, Mr. Dietrich was also evaluated on achievement of other corporate objectives, which included:
✓
execution against long-term strategic objectives, including objectives tied to revenue growth goals,

✓
executive team development and succession planning,

✓
strengthening the company’s environmental health and safety culture, and culture of operational excellence,

✓
making progress against the company’s sustainability initiatives,

✓
executing against our balance approach to capital deployment by investing capital to sustain our high-quality operations, support growth, and returning capital to shareholders,

✓
maintaining effective external communications and investor relations,

✓
executing our cybersecurity strategy, and

✓
the assessment and execution of acquisition and divestiture opportunities.

Collectively, Mr. Dietrich’s performance against his personal performance objectives was 105.7% of target.
•
MR. ALDAG: Mr. Aldag’s personal goals and objectives included quantifiable metrics with respect to the Company such as:

»
resource unit expense management, and

»
overall resource unit performance.

Mr. Aldag’s target for resource unit expense management was a reduction of 4% compared with the 2025 plan. Actual 2025 performance for resource unit expenses managed by Mr. Aldag were 0.5% favorable to the 2025 plan, resulting in a payout of 56.4% for this component of the award.
Mr. Aldag was also evaluated on his achievement of personal objectives, which included:
✓
succession planning,

✓
technology deployment and automation,

✓
cybersecurity,

✓
operational excellence, and

✓
training and development.

Collectively, Mr. Aldag’s performance against his personal performance objectives was 105.0% of target.
•
MR. MONAGLE: Mr. Monagle’s personal goals and objectives included quantifiable metrics for the Consumer & Specialties segment such as:

»
operating income as a percent of sales,

»
sales growth, and

»
segment expenses as a percent of sales.

Operating income as a percent of sales in the Consumer & Specialties segment was below threshold in 2025, resulting in a payout of 0% for this component of the award. With respect to sales growth, Mr. Monagle’s targets were to grow the
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Household and Personal Care product line by 5% compared to 2024 and to grow the Specialty Additives product line by 4% compared to 2024. Actual 2025 sales growth was below threshold in both product lines resulting in a payout of 0% for the sales growth components of the award. 2025 segment expenses as a percent of sales were unfavorable to threshold, resulting in a payout of 0% for that component of the award.
Mr. Monagle was also evaluated on his achievement of personal objectives, which included:
✓
execution against long-term strategic objectives, including objectives tied to revenue growth goals,

✓
succession planning,

✓
progress against sustainability targets,

✓
training and development,

✓
leading the Operational Excellence Lead Team,

✓
operational excellence in the Consumer & Specialties segment, and

✓
safety.

Collectively, Mr. Monagle’s performance against his personal objectives was 70.0% of target.
•
MR. ARGIRAKIS: Mr. Argirakis’s personal goals and objectives included quantifiable metrics for the Engineered Solutions segment such as:

»
operating income as a percent of sales,

»
sales growth,

»
attainment of strategic growth initiatives, and

»
segment expenses as a percent of sales.

Mr. Argirakis was measured on operating income as a percent of sales in the Engineered Solutions segment, where his target was to achieve consistent performance with 2024. Actual segment operating income as a percent of sales increased by 20 basis points versus 2024 to 16.7% of sales in 2025, resulting in a payout of 122.0% for this component of the award. Mr. Argirakis’s sales growth target was to achieve a 3% increase in segment sales compared with 2024. Actual 2025 sales performance was below threshold resulting in a 0% payout for this component of the award. Mr. Argirakis also had specific targets for progress against strategic growth initiatives in the Engineered Solutions segment, such as Fluoro-Sorb® sales growth and Minscan® installations, and Mr. Argirakis’s payout for this component of the award was 81.4%. With respect to segment expenses as a percent of sales, Mr. Argirakis’s target was to deliver consistent performance relative to 2024. Actual segment expenses as a percent of sales improved by 20 basis points compared to 2024, resulting in a payout of 158.7% for this component of the award.
Mr. Argirakis was also evaluated on his achievement of personal objectives, which included:
✓
succession planning,

✓
progress against sustainability targets,

✓
leading the Environmental, Health and Safety Lead Team,

✓
training and development,

✓
operational excellence in the Engineered Solutions segment,

✓
leading the global strategic supply chain function, and

✓
safety.

Collectively, Mr. Argirakis’s performance against his personal objectives was 114.6% of target.
•
MR. HASTINGS: Mr. Hastings was evaluated based on achievement of Corporate Development function objectives and personal objectives. Personal Objectives for Mr. Hastings included:

✓
leadership of the Technology Lead Team,

✓
succession planning, and

✓
the assessment and execution of acquisition and divestiture opportunities.

Overall, Mr. Hastings’s performance against his personal objectives was 112.5% of target.
LONG-TERM INCENTIVES
Long-term incentives consist of stock options, DRSUs and Performance Units awarded under our long-term incentive compensation plan. Our compensation program uses equity-based awards (stock options and DRSUs), the ultimate value
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of which is contingent on our longer-term performance, to provide the named executive officers with a direct incentive to seek increased shareholder returns. Furthermore, as described below, we have established stock retention requirements for our executive officers that require the executives to retain a portion of the common stock of the Company that they receive pursuant to equity awards. We believe this further aligns the interests and actions of the Company’s executive officers with the interests of the Company’s shareholders. Performance Units, which pay cash based on the Company’s performance over a three-year performance period, provide a cash incentive that is based on a longer-term performance evaluation than the 2025 Annual Incentive Plan.
Equity award opportunities and Performance Units awarded through our long-term incentive compensation plan provide the named executive officers with a direct incentive to seek increased shareholder returns and serve to further align the interests and actions of the Company’s executive officers with the interests of the Company’s shareholders. Compensation levels for each element are determined by the Committee independently and are not set based on the levels of other elements of compensation, except that the aggregate value of long-term incentive opportunities at target are generally set so that the sum of base salary, annual incentive at target and long-term incentives at target fall within the desired range of total direct remuneration. The Compensation Committee also takes into account other factors such as the responsibilities, performance, contributions and service of the executive, including compensation in relation to other employees and the executive’s length of service in the particular position.
To determine the amounts of each type of long-term incentive provided to each executive officer, the Committee generally first determines the total long-term incentive award to be granted to an executive officer. Total long-term incentive value is determined as a multiple of an executive’s base salary, based on market data supplied by the Committee’s independent compensation consultant. The applicable percentage of total long-term incentive awards ranged from 215% to 525% of base salary for the named executive officers. The Committee then establishes the split among the three long-term incentive vehicles. The Committee decided in 2025 that the total long-term incentive value would be split as follows: 10% in the form of stock options, 40% in DRSUs and 50% in Performance Units. This split was consistent with 2024. Of the equity components, stock options are valued using the Black-Scholes option valuation method and DRSUs are valued using the average of the high and the low of the stock price on the date of the grant. Performance Units are cash vehicles linked to financial goals set by the Committee. They are valued at $100 per unit assuming target-level performance, with higher and lower per-unit values for above- and below-target performance. These values are then translated into specific amounts for each individual executive officer. All of our long-term compensation awards are strongly linked to performance. The Performance Units awarded through our long-term incentive compensation plan are linked to measurements of return on capital and stock performance.
PERFORMANCE UNIT PAYOUT HISTORY
Grant Date	Three-Year Performance Period	Actual Payout as a Percentage of Payout at Target Performance
2023	2023-2025	80%
2022	2022-2024	108%
2021	2021-2023	84%
2020	2020-2022	79%
2019	2019-2021	79%
Equity awards have a three-year vesting period. We strongly believe that our equity-based awards are performance-based, as vesting only occurs if the executive continues to be employed by the Company on the vesting date. We have a high-performance culture. This means that we expect our executives to perform at high levels. Our history is that executives that do not meet such performance standards leave our Company. These officers have forfeited all of their unvested equity awards.
Stock Options
In 2025, the Committee awarded the named executive officers stock options with an exercise price that represents the fair market value of the underlying stock on the date of grant, measured as the average of the high and the low stock price on the grant date. These options generally have a ten-year term and vest in equal installments on each of the first three anniversaries from the date of grant. To encourage the ownership of Company stock among officers, upon exercise, at least 50% of after-tax value of appreciation must be held in Company stock for at least five years.
DRSUs
DRSUs generally vest in equal installments on each of the first three anniversaries from the date of grant. As with stock options, to encourage the ownership of Company stock among officers, at least 50% of the shares received upon vesting of the DRSUs (after tax) must be held by the executives for five years.
Performance Units
Performance Units awarded under our long-term incentive compensation plan pay cash based on the Company’s performance over a three-year performance period. Performance Units granted in 2025 vest at the end of a three-year performance
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period (2025-2027), provided the grantee remains employed by the Company at such time. The value of each Performance Unit is dependent on the following three components:
•
The Company’s ROC performance over the three-year performance period as compared to target ROC, which is set to exceed the Company’s weighted average cost of capital.

•
The Company’s stock performance as compared to our Peer Company Index, based on total shareholder return for the period from January 1, 2025 to December 31, 2027.

•
The Company’s stock performance as compared to the S&P SmallCap 600 Index and the Russell 2000 Index, based on total shareholder return for the period from January 1, 2025 to December 31, 2027. For this purpose, the total shareholder return of the S&P SmallCap 600 Index and the Russell 2000 Index are weighted equally.

The following sets out, for each of the three components:
•
the minimum (threshold) performance below which such component will not have any payout,

•
the target performance at which the component pays out at $100, and

•
the maximum performance at which the component pays out at $300.

Component	Threshold	Target	Maximum
Return on Capital	7.0%	9.3%	10.8%
Company Stock Performance as a Percentage of S&P SmallCap 600 Index and Russell 2000 Index	75%	100%	130%
Company Stock Performance as a Percentage of Peer Company Index	75%	110%	130%
Equal weighting is given to each of the three components. Thus, each of the three types of performance components contributes one-third of the final value of the Performance Unit. For each component, we calculate a payout level at the end of the performance period. The following tables set forth the payout levels for stated performance for each of the three components. Performance between the stated percentages is interpolated.
ROC PERFORMANCE RELATIVE TO TARGET ROC (1/3 OF UNIT VALUE)
ROC Performance	Component Achievement ($)
<7.0% (minimum)	0
7.5%	75
9.3% (target)	100
9.8%	200
10.8+% (maximum)	300
COMPANY STOCK COMPARISON TO THE S&P SMALLCAP 600 INDEX AND THE RUSSELL 2000 INDEX (1/3 OF UNIT VALUE)
Company TSR Performance as a % of Target	Component Achievement ($)
<75% (minimum)	0
75%	75
100% (target)	100
120%	200
130+% (maximum)	300
COMPANY STOCK COMPARISON TO THE PEER COMPANY INDEX (1/3 OF UNIT VALUE)
Company TSR Performance as a % of Target	Component Achievement ($)
<75% (minimum)	0
75%	40
100%	90
110% (target)	100
120%	200
130+% (maximum)	300
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After each of the component payout amounts are determined, the three component payout amounts are averaged together to determine an overall Performance Units payout amount. For example, if for a Performance Unit, one component performance metric is achieved at the target level (yielding $100 for such component), one is achieved at the threshold level (yielding $75 for such component), and one is achieved at the maximum level (yielding $300 for such component), the performances together will result in a final payout value for the Performance Unit of $158.33 (the average of $100, $75, and $300). Performance Units have an overall target value of $100 if each of the three components are achieved at target performance. The Performance Unit value is paid out in cash at the end of the performance period.
2023 Performance Unit Payouts
In January 2026, the Committee reviewed the results of Performance Units granted in 2023, which had a performance period that ended December 31, 2025. The Company’s performance during the performance period, and the resulting payout on these Performance Units, which had a target payout of $100, was as follows:
Performance Measure	Target Component Achievement ($)	2023-2025 Performance	Actual Component Achievement ($)
2023-2025 Return on Capital, as compared to target of 9.1%	33.33	7.9%	27.08
2023-2025 Company TSR Performance as compared to Russell 2000 Index	16.67	69%	0.00
2023-2025 Company TSR Performance as compared to S&P MidCap 400 Index	16.67	77%	12.83
2023-2025 Company TSR Performance as compared to Peer Company Index	33.33	112%	40.00
Total	100.00		79.91
Payments to the named executive officers on the Performance Units granted in 2023 were as follows: Mr. Dietrich, $1,762,016; Mr. Aldag, $291,672; Mr. Monagle, $557,372; Mr. Argirakis, $423,203; and Mr. Hastings, $483,376.
Relationship between Company Performance and Chief Executive Officer Compensation for 2025
We have structured our compensation program to strongly tie our executives’ pay to performance. This is reflected in the compensation that was awarded to Mr. Dietrich. Approximately 87% of Mr. Dietrich’s compensation was at-risk and variable depending on Company and individual performance. The Compensation Committee believed 2025 compensation appropriately reflected the Company’s financial and operational performance.

CASH-BASED AWARDS
The following table summarizes the performance measures underlying the two cash-based components of Mr. Dietrich’s variable compensation, the Annual Incentive Compensation and the Performance Units issued as part of our long-term incentive plan, and how their achievement was reflected in the payouts to Mr. Dietrich:
Compensation Plan		2026 compensation Result
	Performance Measure	Achievement	Weight	Payout
2025 Annual Incentive Compensation	2025 Personal Performance (see page 49)	105.7% of target	30%	Overall payout to Mr. Dietrich of 86.0% of target
	2025 Company Financial Performance (see pages 46 – 48)	77.6% of target	70%
LTIP – 2023 Performance Units	2023-2025 Return on Capital	$27.08		Overall payout of $79.91 on Performance Units issued in 2023 (79.91% of target)
	2023-2025 Company TSR Performance as compared to Russell 2000 Index	$0.00
	2023-2025 Company TSR Performance as compared to S&P MidCap 400 Index	$12.83
	2023-2025 Company TSR Performance as compared to Peer Company Index	$40.00
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EXECUTIVE COMPENSATION
The following table sets forth the actual payouts on the Annual Incentive Compensation and the Performance Units over the past three years as compared to the target payouts:
Year	Annual Incentive Bonus			Long-Term Incentive Payout			Total
	Target ($)	Payout ($)	Percent Achievement	Target ($)	Payout ($)	Percent Achievement	Target ($)	Payout ($)	Percent Achievement
2025	1,312,500	1,129,144	86.0%	2,205,000	1,762,016	79.9%	3,517,500	2,891,160	82.2%
2024	1,312,500	1,891,008	144.1%	2,000,000	2,165,400	108.3%	3,312,500	4,056,408	122.5%
2023	1,312,500	1,583,842	120.7%	1,920,000	1,611,840	84.0%	3,232,500	3,195,682	98.9%

EQUITY AWARDS
The majority of our long-term incentives are equity-based awards (stock options and DRSUs), which we believe provides a direct link between pay and stockholder interests. Realizable value is the value of an award subsequent to the grant date and is influenced by the Company’s stock price. The focus on realizable value shifts the view of compensation from the future value on the date of grant to the current value of awards based on actual performance and the current stock price.
The following table provides the total realizable compensation for Mr. Dietrich, for the years 2023-2025, along with Mr. Dietrich’s total compensation as reported in the Summary Compensation Table for that time frame. When calculating the values of DRSUs (stock awards) and option awards, the Summary Compensation Table reflects the grant-date values of the awards without consideration of the ultimate value (if any) that may be realized by the executive from these awards. For example, if the value of a DRSU on the date of grant was $50, we report its value in the Summary Compensation Table at $50, but its realizable value today could be higher or lower depending upon the stock’s performance subsequent to the date of grant. Realizable value of a stock option is the option’s “in-the-money” value that an executive officer could realize upon exercising the option. When calculating total realizable compensation, the value of each year’s equity award was determined using the value of the award based on the Company’s December 31, 2025 stock price for vested awards or, for awards outstanding and not vested, the expected value at vesting based on the December 31, 2025 stock price.
Year	Compensation	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
2025	Reported Value	1,050,000	2,310,022	768,803	2,891,160	319,549	66,159	7,405,693
	Realizable Value	1,050,000	1,834,473	0	2,891,160	319,549	66,159	6,161,341
2024	Reported Value	1,050,000	2,205,029	718,839	4,056,408	(180,815)	57,569	7,907,030
	Realizable Value	1,050,000	2,014,337	0	4,056,408	(180,815)	57,569	6,997,499
2023	Reported Value	1,046,154	2,204,989	1,439,445	3,195,682	413,206	55,776	8,355,252
	Realizable Value	1,046,154	2,033,962	0	3,195,682	413,206	55,776	6,744,780
HOW WE MAKE COMPENSATION DECISIONS
COMPENSATION DECISIONS
SHAREHOLDER FEEDBACK	RECOMMENDATIONS	SET FINANCIAL TARGETS	ASSESSMENT	PAY-FOR-PERFORMANCE
Year-long, active engagement to help us understand and respond to the priorities of our shareholders	Recommendations from benchmark studies and market data from independent compensation consultant	Set challenging, appropriate, and measurable financial targets	Assessment of NEO performance and achievement of personal goals	Clearly articulated compensation philosophy with strong pay-for-performance alignment
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EXECUTIVE COMPENSATION
OBJECTIVES OF OUR COMPENSATION PROGRAM FOR NAMED EXECUTIVE OFFICERS
The following objectives serve as guiding principles for the Compensation Committee:
COMPENSATION PLAN DESIGN OBJECTIVES

• Provide a market-based, competitive total compensation opportunity that allows the Company to attract, retain, motivate, and reward highly skilled executives	• Establish a strong pay-for-performance culture based on the achievement of key business objectives and reinforced by incentive-based pay	• Strengthen the linkage between executive and shareholder interests through the usage of equity awards and executive stock ownership
DECISION-MAKING RESPONSIBILITY
Governance of our compensation program is the responsibility of the Compensation Committee, which consists solely of independent (non-management) directors. The Compensation Committee works with management, in particular the Chief Executive Officer and the executive responsible for Human Resources, in making decisions regarding our compensation program. The Chief Executive Officer has the ability to call Compensation Committee meetings for this purpose. The Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”), a nationally known compensation consulting firm, as its independent compensation consultant for purposes of executive compensation matters in 2025. FW Cook assists in:
•
gathering and analyzing market data,

•
advising the Compensation Committee on compensation standards and trends, and

•
assisting in the implementation of policies and programs.

FW Cook works with the Chief Executive Officer and the executive responsible for Human Resources to provide such assistance to the Compensation Committee. FW Cook does not provide any other services to the Company. The Committee annually reviews the independence status of its advisors and determined that FW Cook has no conflicts of interest in its role as compensation consultant to the Committee. The Committee has sole authority to determine the compensation for and to terminate FW Cook’s services.
COMPARATOR GROUP COMPANIES
We intend that the levels of compensation available to executive officers who successfully enhance corporate value be competitive with the compensation offered by publicly held companies so that we can successfully attract and retain the high-quality executive talent critical to the long-term success of the Company. Furthermore, we seek to encourage outstanding performance through the opportunity to earn substantially more than target levels of pay for superior performance. To understand the competitive market for pay, we analyze the compensation programs at a comparator group of companies in setting compensation terms for our program.
The Company’s primary business competitors are foreign companies, privately held firms or subsidiaries of publicly-traded companies. Accordingly, compensation data for most of our primary business competitors is not publicly available. Our 2025 comparator group, which was based on information and analysis provided by the Committee’s compensation consultant, consisted of the following group of comparator companies.
AdvanSix Inc.	Ecovyst, Inc.	Orion S.A.
Ashland Global Holdings Inc.	Element Solutions, Inc.	Quaker Houghton
Avient Corp.	H.B. Fuller Company	Rayonier Advanced Materials, Inc.
Axalta Coating Systems Ltd.	Ingevity Corporation	Sensient Technologies Corp.
Balchem Corporation	Innospec Inc.	Stepan Co.
Cabot Corporation	Koppers Holdings Inc.	Summit Materials Inc.
Compass Minerals International, Inc.	Kronos Worldwide, Inc.	Tronox Holdings Plc
Eagle Materials Inc.	NewMarket Corporation
The 2025 comparator group was used for reference in setting overall compensation for our executives. It was also used for purpose of the Peer Company Index for our Performance Units in 2025, but for this purpose reflected the removal of Summit
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EXECUTIVE COMPENSATION
Materials Inc. as a result of that company’s acquisition. We believe that these companies provide a broad measure of compensation in the market in which we compete for talent and reflects companies that are of comparable size (as measured by revenue, total assets, and market cap), scope of operations and complexity. We conduct a comparator group review on an annual basis.
We do not rely exclusively on comparator group data in setting the terms of our compensation program. Consideration also is given to major compensation surveys of companies in the chemical industry, as well as companies in general industry. Survey information helps to confirm the validity and provide broader context to the comparator group data, as well as provide data for positions where comparator data is not available from public filings with the SEC. This survey data is developed independently by FW Cook and provided to the Compensation Committee.
SETTING TOTAL DIRECT REMUNERATION
Total direct remuneration — consisting of salary, annual incentive awards and long-term incentive awards — provides the major portion of each named executive officer’s remuneration. In setting each named executive officer’s total direct remuneration opportunity, the Compensation Committee takes into account other factors such as the responsibilities, performance, contributions and service of the executive, including compensation in relation to other employees and the executive’s length of service in the particular position. As a result, we do not set total direct remuneration or the component parts at levels to achieve a mathematically precise market position.
As discussed above, our program has provided substantial portions of total direct remuneration in the form of DRSUs and stock options to promote share ownership as a direct means of aligning the interests of executives with the long-term interests of shareholders. Our share retention requirements also encourage long-term shareholding. Cash compensation permits executives to meet living expenses and build wealth through diversified investments, and we therefore seek to provide balance in the mix of cash and non-cash compensation. The more senior the role, the greater the percentage of compensation provided in the form of at-risk long-term incentives.
In evaluating the level of compensation for the named executive officers versus the marketplace, the Committee considered the elements of salary, annual incentive and long-term incentive compensation, both individually and collectively. These elements were benchmarked to compensation information of comparator companies provided by FW Cook. However, this compensation data was not utilized by the Committee to adjust any element of compensation, or total compensation generally, paid to any executive officer (including any of the named executive officers) to precisely equal benchmarked values. Rather, salary, bonus and equity-based compensation components, individually and in total, for each executive, were compared to the average value received by the executives in the comparator companies and such comparison served as general guidance to the Committee in setting compensation levels. In addition, the Committee reviewed the salary, annual incentive and long-term incentive compensation amounts received by each such executive in prior years when establishing compensation levels. In establishing the form and amount of compensation, the Committee attempts to provide compensation that is competitive with its comparator companies, but reasonable in light of the Company’s performance in prior years.
Compensation levels for each element of direct remuneration are determined by the Committee independently and are not set based on the levels of other elements of compensation, except that the aggregate value of long-term incentive opportunities at target are generally set so that the sum of base salary, annual incentive at target and long-term incentives at target fall within the desired range of total direct remuneration. As noted above, in each case, the Compensation Committee also takes into account other factors such as the responsibilities, performance, contributions and service of the executive, including compensation in relation to other employees and the executive’s length of service in the particular position.
RETIREMENT PROGRAMS
Our retirement programs provide an opportunity for each participating executive to receive a pension or other forms of retirement benefits through a combination of qualified and non-qualified plans. Although our retirement programs provide valuable benefits that help us attract and retain executive talent, we rely more heavily on other elements of our compensation program in the recruitment process and for retention.
RETIREMENT PLANS
Messrs. Dietrich, Monagle, and Argirakis participate in the Company’s Retirement Plan, a tax-qualified defined-benefit plan, and the Supplemental Retirement Plan, a non-qualified plan that provides a benefit calculated on compensation in excess of the compensation limit under the Internal Revenue Code. These plans were closed to new entrants effective January 1, 2010. Employees hired after January 1, 2010, including Mr. Aldag and Mr. Hastings, are not entitled to participate in the Retirement Plan or Supplemental Retirement Plan. These plans are described more fully in the narrative following the Pension Benefits table below.
DEFINED CONTRIBUTION 401(k) PLAN
Each named executive officer is eligible to participate in the Company’s Savings and Investment Plan, a tax-qualified defined contribution retirement plan (401(k) plan). Eligible participants in the Savings and Investment Plan may make before-tax contributions and receive company matching contributions. The Company matches 100% of the first 3% and 50% of the next 2% of eligible earnings contributed by each participant in the Savings and Investment Plan.
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EXECUTIVE COMPENSATION
DEFERRED COMPENSATION
The Company maintains the non-qualified Supplemental Savings Plan in order to allow employees to defer amounts that cannot be deferred under the qualified Savings and Investment Plan due to Internal Revenue Code limits. Each named executive officer is eligible to participate in the Supplemental Savings Plan. This plan is described more fully in the narrative surrounding the Non-Qualified Deferred Compensation table below.
OTHER POLICIES AND PRACTICES
The Compensation Committee reviews and takes into account all elements of executive compensation in setting policies and determining compensation amounts. In this process, the Committee reviews “tally sheets” and other reports and analyses of executive compensation including those prepared by FW Cook.
Other policies and practices that help promote our compensation objectives include the following:
PERQUISITES
In 2025, we provided only minimal perquisites, such as financial counseling, that have a sound benefit to the Company’s business.
EMPLOYMENT AGREEMENTS
We have employment agreements with all of the named executive officers. These agreements formalize the terms of the employment relationship and the Company’s obligations to the executive during employment and in the event of termination. Additionally, these agreements clearly define the obligations of executives during and after employment with the Company. This includes compliance with restrictive terms that protect our business related to competitive activities, solicitation of our employees, customers and business partners, the disclosure of confidential information, and other actions that could be harmful to the Company post-employment. Employment agreements promote careful and complete documentation and understanding of employment terms, including strong protections for our business, and discourage frequent renegotiation of the terms of employment.
SEVERANCE POLICIES
Severance protection is provided to our senior executives in employment agreements and severance agreements. This protection is designed to be fair and competitive and to aid in attracting and retaining experienced executives. We believe that the protection we provide — including the level of severance payments and post-termination benefits — is appropriate and within the range of competitive practice.
Severance protection following a change in control permits an executive to evaluate a potential change in control while relatively free of concern for the executive’s own situation or the need to seek employment elsewhere, helps maintain a stable management team to preserve the Company’s operations while a transaction is pending, and seeks to ensure that the Company’s business will continue without undue disruption should such a transaction not be consummated. In addition, we believe that the change in control protections in place encourage management to consider on an ongoing basis whether a strategic transaction might be advantageous to our shareholders, even one that would vest control of the Company in a third party. We do not provide for excise tax gross up payments to executive officers in connection with a change in control. Under our officers’ change-in-control arrangements, the severance payable upon a qualifying termination of employment following a change-in-control is three times the officer’s base salary and target bonus, which we believe is in line with market practice. The Compensation Committee believes that the potential cost of executive change in control severance payments and benefits represents an appropriate cost relative to the benefits to the Company and its shareholders.
EQUITY AWARD GRANT PRACTICES
Our option and DRSU grants typically occur on regularly scheduled predetermined dates in accordance with the yearly compensation cycle. Equity awards are granted at the start of the new fiscal year to incentivize the executives to deliver on the Company’s strategic objectives for the new fiscal year, with the Compensation Committee approving such awards at a regularly scheduled meeting, typically in January. The Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. Nor does the Company time disclosure of material non-public information for the purpose of affecting the value of executive compensation. The Company considers interim grants in cases of new hires, promotions and other special situations; however, no off-cycle equity awards were granted to NEOs in 2025. During fiscal 2025, the Company did not grant equity awards to any NEO during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.
CLAWBACK POLICY
Our Policy for Recoupment of Incentive Compensation (“clawback” policy) provides that, if we are required to prepare a material accounting restatement, whether or not the result of misconduct, the Company shall seek to recoup from each current and former executive officer of the Company any incentive-based compensation received by such person in the three prior years that exceeds the amount that person would otherwise have received had the amount been determined based on
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EXECUTIVE COMPENSATION
the restated results. The policy also permits the Company to recoup similar amounts from other designated non-executive employees to the extent directed by the Company’s Board of Directors.
OFFICER STOCK OWNERSHIP GUIDELINES
The following are the stock ownership guidelines effective for the Chief Executive Officer and other named executive officers. The guidelines require holdings of our stock with values at least equal to specified multiples of base salary, as follows:
•
Chief Executive Officer — six times base salary (within five years of election)

•
Chief Financial Officer and Group Presidents — four times base salary (within five years of election)

•
Other Elected Officers — three times base salary (within five years of election)

Unexercised options and unearned performance equity do not count towards the achievement of ownership guidelines. As of March 24, 2026, all named executive officers were in compliance with the officer stock ownership guidelines.
TRADING CONTROLS AND HEDGING TRANSACTIONS
Our securities trading policy governs the purchase, sale and other dispositions of our common stock and other securities by our directors, executive officers, employees and any member of his or her immediate family living in his or her household. The policy prohibits employees from trading in Company securities when they have material, non-public information about the Company. Additionally, the policy prohibits employees from trading in the securities of other public companies about which the employee learns material, non-public information through his or her employment with the Company. Executive officers, including the named executive officers, directors and other Company insiders are required to receive the permission of the Company’s General Counsel prior to entering into any transactions in Company securities, including exercises of stock options. Generally, trading is permitted only during announced trading periods. The named executive officer bears full responsibility if he or she violates Company policy by permitting shares to be bought or sold without pre-approval or when trading is restricted.
We consider it inappropriate for executives, directors and other Company insiders to engage in short-term or speculative transactions in our securities, as such transactions could result in their interests no longer being aligned with the interests of other stockholders of the Company. Therefore, under our securities trading policy, such persons may not engage in any of the following with respect to our securities:
•
Short-term trading;

•
Transactions in puts, calls or other derivative securities;

•
Hedging or monetization transactions, such as zero-cost collars and forward sale contracts; or

•
Holding our securities in a margin account or pledging (or hypothecating) our securities as collateral for a loan or otherwise.

2026 COMPENSATION PROGRAM FOR NAMED EXECUTIVE OFFICERS
Our compensation program for senior executives for 2026 will be structured in a manner similar to the 2025 program.
REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee, comprised entirely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management. Based on the review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
JOHN J. CARMOLA, CHAIR	JOSPEH C. BREUNIG	ALISON A. DEANS	FRANKLIN L. FEDER	ROCKY MOTWANI
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COMPENSATION TABLES AND NARRATIVE
SUMMARY COMPENSATION TABLE — 2025

The following table summarizes the compensation of the named executive officers for the fiscal year ended December 31, 2025. The named executive officers include:
•
Our Chief Executive Officer, Douglas T. Dietrich.

•
Our Chief Financial Officer, Erik C. Aldag.

•
Our three other most highly compensated executive officers who were serving as executive officers on December 31, 2025, D.J. Monagle, III, Brett Argirakis, and Jonathan J. Hastings.

For purposes of determining the most highly compensated officers, the amounts shown in column (g) were excluded.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation*(3) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Douglas T. Dietrich Chairman of the Board and Chief Executive Officer	2025	1,050,000	2,310,022	768,803	2,891,160	319,549	66,159	7,405,693
	2024	1,050,000	2,205,029	718,839	4,056,408	(180,815)	57,569	7,907,030
	2023	1,046,154	2,204,989	1,439,445	3,195,682	413,206	55,776	8,355,252
Erik C. Aldag Senior Vice President, Finance and Treasury, Chief Financial Officer	2025	567,173	516,758	172,005	661,286	—	42,626	1,959,848
	2024	512,862	448,892	146,341	635,251	—	33,527	1,776,873
	2023	450,000	364,998	238,271	448,088	—	24,157	1,525,514
D.J. Monagle, III Group President, Consumer & Specialties	2025	701,634	804,033	267,600	903,685	191,024	53,941	2,921,917
	2024	674,060	759,540	247,625	1,474,064	(56,235)	18,800	3,117,854
	2023	642,081	697,554	455,347	1,107,921	189,696	18,200	3,110,799
Brett Argirakis Group President, Engineered Solutions	2025	672,504	716,538	238,481	910,213	408,336	52,906	2,998,978
	2024	643,893	649,986	211,913	1,176,448	202,415	42,704	2,927,359
	2023	597,662	529,657	345,754	850,506	374,086	40,359	2,738,024
Jonathan J. Hastings Senior Vice President, Strategy and M&A	2025	652,292	641,784	213,586	915,927	—	52,163	2,475,752
	2024	633,436	623,098	203,125	1,337,056	—	42,238	2,838,953
	2023	615,055	604,917	394,900	1,033,410	—	40,958	2,689,240

*
Non-Equity Incentive Plan Compensation for 2025 consists of the following:

Name	2025 Annual Incentive Bonus ($)	2025 Long-Term incentive Payout ($)	Total ($)
D.T. Dietrich	1,129,144	1,762,016	2,891,160
E.C. Aldag	369,614	291,672	661,286
D.J. Monagle, III	346,313	557,372	903,685
B. Argirakis	487,010	423,203	910,213
J. J. Hastings	432,551	483,376	915,927
There were no discretionary bonuses paid to any of the named executive officers in 2023, 2024 and 2025. Accordingly, the column entitled “Bonus” has been omitted from this table.
(1)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The Company calculates the “fair value” of stock awards under FASB ASC Topic 718 by multiplying the number of shares by the average of the high and low price of the Company’s common stock on the New York Stock Exchange on the grant date. See Note 6 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for the assumptions made in determining FASB ASC Topic 718 values.

(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The Company calculates the

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COMPENSATION TABLES AND NARRATIVE
“fair value” of option awards under FASB ASC Topic 718 using the Black-Scholes valuation model. See Note 6 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for the assumptions made in determining FASB ASC Topic 718 values.
(3)
Amounts shown for 2025 represent the sum of (i) 2025 Annual Incentive awards under the 2025 Annual Incentive Plan and (ii) the value of the Performance Units granted by the Company to the named executive officers for the performance period ending December 31, 2025, which vested on December 31, 2025, as detailed in the above note (*). The value of these Performance Units was $79.91 per unit.

Amounts shown for 2024 represent the sum of (i) 2024 Annual Incentive awards under the 2024 Annual Incentive Plan and (ii) the value of the Performance Units granted by the Company to the named executive officers for the performance period ending December 31, 2024, which vested on December 31, 2024. The value of these Performance Units was $108.27 per unit.
Amounts shown for 2023 represent the sum of (i) 2023 Annual Incentive awards under the 2023 Annual Incentive Plan and (ii) the value of the Performance Units granted by the Company to the named executive officers for the performance period ending December 31, 2023, which vested on December 31, 2023. The value of these Performance Units was $83.95 per unit.
A Performance Unit is worth $100 per unit at target performance; at maximum performance, $300 per unit. If performance does not meet minimum threshold levels, the Performance Unit will be worth $0. See “Compensation Discussion and Analysis — What We Pay and Why: Elements of Our Compensation Program for Named Executive Officers — Long-term Incentives” for more information.
(4)
Amounts shown in column (g) are solely an estimate of the increase in actuarial present value during 2025 of the named executive officer’s normal retirement age (defined as the earliest age at which the executive can receive a benefit unreduced for early retirement) accumulated benefit under the Company’s Retirement Plan and the Supplemental Retirement Plan. Mr. Aldag and Mr. Hastings do not participate in a pension plan. The amount attributable to each plan is shown in the table below:

	Change in Pension Value
Name	Retirement Plan ($)	Supplemental Retirement Plan ($)	Total ($)
D.T. Dietrich	36,035	283,514	319,549
E.C. Aldag	—	—	—
D.J. Monagle, III	51,187	139,837	191,024
B. Argirakis	76,365	331,971	408,336
J. J. Hastings	—	—	—
The change in pension values for Mr. Dietrich and Mr. Monagle are calculated under the cash balance formula, which is described in more detail in the narrative following the Pension Benefits table below. The accumulated benefit under the cash balance formula equals the projected annuity benefit payable at normal retirement age, assuming that the executive remains in employment but receives no future pay credits. The projected annuity benefit is calculated by first projecting the end-of-year cash balance account to normal retirement age using annual interest credits of 4.66% for 2025 and 5.33% for 2024 calculations. The projected cash balance is then converted to an annuity using the September 2025 rates (4.06% for 5 years, 5.12% for next 15 years, 5.93% thereafter) and the 2026 IRS prescribed mortality table for 2025 calculations, and September 2024 rates (4.17% for 5 years, 4.76% for next 15 years, 5.25% thereafter) and the 2025 IRS prescribed mortality table for 2024 calculations. The change in pension value for Mr. Argirakis is calculated under the career earnings formula which is described in more detail in the narrative following the Pension Benefits table below.
The present value of accumulated benefits is then calculated using the following discount rate and mortality assumptions:
Discount rate	2025 year end	5.19% for the qualified plan
4.52% for the non-qualified plan
	2024 year end	5.39% for the qualified plan
5.03% for the non-qualified plan
	2023 year end	4.72% for the qualified plan
4.47% for the non-qualified plan
Mortality table	2025 year end	“Pri-2012 Total Dataset Mortality Table (Scale MP-2021)” — post retirement only”
	2024 year end	“Pri-2012 Total Dataset Mortality Table (Scale MP-2021)” — post retirement only”
	2023 year end	“Pri-2012 Total Dataset Mortality Table (Scale MP-2021)” — post retirement only”
No amount of the above market earnings on compensation that is deferred outside of tax-qualified plans is reported because none of the named executive officers had any above market earnings during 2025.
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COMPENSATION TABLES AND NARRATIVE
(5)
All Other Compensation for 2025 consists of the following:

	All Other Compensation — 2025
Name	Perquisites(a) ($)	401(k) Plan Match(b) ($)	Supplemental Savings Plan Match ($)	Total ($)
D.T. Dietrich	15,000	14,000	37,159	66,159
E.C. Aldag	8,343	14,000	20,283	42,626
D.J. Monagle, III	15,000	14,000	24,941	53,941
B. Argirakis	15,000	14,000	23,906	52,906
J. J. Hastings	15,000	14,000	23,163	52,163

(a)
Consists solely of reimbursement for financial counseling up to $15,000.

(b)
Consists of plan match under the Savings and Investment Plan.

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COMPENSATION TABLES AND NARRATIVE
GRANTS OF PLAN-BASED AWARDS — 2025

The following table provides information on the Annual Incentive Plan awards to each of the Company’s named executive officers in 2025 and the Performance Units, DRSUs and stock options granted in 2025 to each of the Company’s named executive officers under the Company’s long-term incentive program. The estimated future payouts of non-equity incentive plan awards listed in the table below depend on performance criteria described in footnote 2 below. There can be no assurance that such payouts will ever be realized.
Name*	Grant Date	Performance Units (#)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Grant Date Closing Price ($)	Exercise or Base Price of Options Awards(5) ($/Sh)	Grant Date Fair Value of Stock and Options Awards(6) ($)
			Threshold ($)	Target ($)	Maximum ($)
D.T. Dietrich	(1)		$328,125	$1,312,500	$2,625,000
	1/21/2025(2)	28,875	$1,828,750	$2,887,500	$8,662,500
	1/21/2025					30,098				$2,310,022
	1/21/2025						25,848	$77.06	$76.75	$768,803
E.C. Aldag	(1)		$107,663	$430,650	$861,300
	1/21/2025(2)	6,460	$409,133	$646,000	$1,938,000
	1/21/2025					6,733				$516,758
	1/21/2025						5,783	$77.06	$76.75	$172,005
D.J. Monagle, III	(1)		$132,241	$528,964	$1,057,928
	1/21/2025(2)	10,050	$636,500	$1,005,000	$3,015,000
	1/21/2025					10,476				$804,033
	1/21/2025						8,997	$77.06	$76.75	$267,600
B. Argirakis	(1)		$126,751	$507,003	$1,014,006
	1/21/2025(2)	8,957	$567,277	$895,700	$2,687,100
	1/21/2025					9,336				$716,538
	1/21/2025						8,018	$77.06	$76.75	$238,481
J. J. Hastings	(1)		$122,786	$491,144	$982,288
	1/21/2025(2)	8,022	$508,060	$802,200	$2,406,600
	1/21/2025					8,362				$641,784
	1/21/2025						7,181	$77.06	$76.75	$213,586

*
The Company did not have any equity incentive plans during 2025, nor does it currently have such plans. Accordingly, the columns entitled “Estimated Future Payouts Under Equity Incentive Plan Awards” have been omitted from this table.

(1)
Represents threshold, target and maximum payout levels under our 2025 Annual Incentive Plan. The actual amount of incentive awards earned by each named executive officer in 2025 is reported in the Summary Compensation Table under note (*). For a more detailed discussion of the 2025 Annual Incentive Plan, see “Compensation Discussion and Analysis — What We Pay and Why: Elements of Our Compensation Program for Named Executive Officers — Annual Incentives.”

(2)
Represents the number of Performance Units granted to the named executive officers in 2025 under the Company’s long-term incentive program and estimated threshold, target and maximum payouts. Performance Units vest at the end of a three-year performance period. For the 2025 — 2027 performance period, the value of each performance unit is based on three metrics:

(i)
the Company’s ROC performance,

(ii)
the Company’s stock performance comparison to the S&P Small Cap 600 Index and the Russell 2000 Index, and

(iii)
the Company’s stock performance comparison to a Peer Group Index.

If performance does not meet minimum threshold levels, the Performance Unit will be worth $0. At threshold performance for each of the metrics, a Performance Unit is worth $63.33; at target performance, $100 per unit; at maximum performance, $300 per unit. The Performance Unit value for the 2025 — 2027 performance period will be paid out (subject to meeting the above performance criteria) in early 2028. For a more detailed discussion of Performance Units, see “Compensation Discussion and Analysis — What We Pay and Why: Elements of Our Compensation Program for Named Executive Officers — Long-term Incentives.”
(3)
DRSUs vest in three equal annual installments beginning on the first anniversary of the grant date (subject to accelerated vesting in specified circumstances). DRSUs are not credited with dividends or dividend equivalents prior to vesting.

(4)
Options vest in three equal annual installments beginning on the first anniversary of the grant date and expire on the tenth anniversary of the grant date (subject to accelerated vesting in specified circumstances).

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(5)
The exercise price of option awards is determined by the average of the high and low price of the Company’s common stock on the grant date. Accordingly, the exercise price of option awards granted on January 21, 2025 is $76.75. The closing price of the Company’s common stock on January 21, 2025 was $77.06.

(6)
The grant date fair value of each DRSU is determined by the average of the high and low price of the Company’s common stock on the grant date. Accordingly, the per share grant date fair value of each DRSU granted on January 21, 2025 is $76.75. The grant date fair value, calculated in accordance with FASB ASC Topic 718 using the Black-Scholes valuation method, of each option granted on January 21, 2025 is $29.743.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END  —2025

The following table shows the number of shares of the Company’s common stock covered by exercisable and unexercisable options and unvested DRSUs held by the Company’s named executive officers as of December 31, 2025.
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that Have Not Vested (#)	Market Value of Shares of Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
D.T. Dietrich	21,568	—		78.03	1/17/2027
	24,795	—		76.38	1/23/2028
	3,670	—		73.70	3/13/2028
	50,486	—		54.44	1/22/2029
	57,191	—		57.67	1/21/2030
	49,966	—		66.00	1/26/2031
	49,210	—		69.81	1/25/2032
	38,213	19,106		66.08	1/24/2033
	9,461	18,921		66.72	1/23/2034
	—	25,848		76.75	1/21/2035
						63,253(3)	3,855,270
E.C. Aldag	1,439	—		76.38	1/23/2028
	2,777	—		54.44	1/22/2029
	2,860	—		57.67	1/21/2030
	1,301	—		66.00	1/26/2031
	1,476	—		69.81	1/25/2032
	6,326	3,162		66.08	1/24/2033
	1,926	3,852		66.72	1/23/2034
	—	5,783		76.75	1/21/2035
						13,059(4)	795,946
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COMPENSATION TABLES AND NARRATIVE
	Option Awards(1)					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that Have Not Vested (#)	Market Value of Shares of Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
D.J. Monagle, III	11,543	—		78.03	1/17/2027
	12,295	—		76.38	1/23/2028
	17,943	—		54.44	1/22/2029
	18,131	—		57.67	1/21/2030
	16,315	—		66.00	1/26/2031
	16,346	—		69.81	1/25/2032
	12,088	6,044		66.08	1/24/2033
	3,259	6,218		66.72	1/23/2034
	—	8,997		76.75	1/21/2035
						21,584(5)	1,315,545
B. Argirakis	4,271	—		78.03	1/17/2027
	5,164	—		76.38	1/23/2028
	8,835	—		54.44	1/22/2029
	10,008	—		57.67	1/21/2030
	10,132	—		66.00	1/26/2031
	11,176	—		69.81	1/25/2032
	9,179	4,589		66.08	1/24/2033
	2,789	5,578		66.72	1/23/2034
	—	8,018		76.75	1/21/2035
						18,502(6)	1,127,697
J.J. Hastings	7,653	—		78.03	1/17/2027
	8,083	—		76.38	1/23/2028
	1,847	—		74.38	6/1/2028
	13,830	—		66.00	1/26/2031
	14,451	—		69.81	1/25/2032
	10,484	5,241		66.08	1/24/2033
	2,674	5,346		66.72	1/23/2034
	—	7,181		76.75	1/21/2035
						17,639(7)	1,075,097

(1)
Option awards vest in three equal annual installments beginning on the first anniversary of the grant date and expire on the tenth anniversary of the grant date, subject to accelerated vesting in specified circumstances. The grant date is ten years earlier than the expiration date reported in the Option Expiration Date column.

(2)
The market value is calculated by multiplying the number of DRSUs by $60.95, the closing price of the Company’s common stock on December 31, 2025.

(3)
Consists of unvested portions of the following: 33,371 DRSU’s granted on January 24, 2023 and vesting in three equal annual installments beginning January 24, 2024. 33,049 DRSUs granted on January 23, 2024 and vesting in three equal annual installments beginning January 23, 2025. 30,098 DRSUs granted on January 21, 2025 and vesting in three equal annual installments beginning January 21, 2026.

(4)
Consists of unvested portions of the following: 5,524 DRSUs granted on January 24, 2023 and vesting in three equal annual installments beginning January 24, 2024. 6,728 DRSUs granted on January 23, 2024 and vesting in three equal annual installments beginning January 23, 2025. 6,733 DRSUs granted on January 21, 2025 and vesting in three equal annual installments beginning January 21, 2026.

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(5)
Consists of unvested portions of the following: 10,557 DRSUs granted on January 24, 2023 and vesting in three equal annual installments beginning January 24, 2024. 11,384 DRSUs granted on January 23, 2024 and vesting in three equal annual installments beginning January 23, 2025. 10,476 DRSUs granted on January 21, 2025 and vesting in three equal annual installments beginning January 21, 2026.

(6)
Consists of unvested portions of the following: 8,016 DRSUs granted on January 24, 2023 and vesting in three equal annual installments beginning January 24, 2024. 9,742 DRSUs granted on January 23, 2024 and vesting in three equal annual installments beginning January 23, 2025. 9,336 DRSUs granted on January 21, 2025 and vesting in three equal annual installments beginning January 21, 2026.

(7)
Consists of unvested portions of the following: 9,155 DRSUs granted on January 24, 2023 and vesting in three equal annual installments beginning January 24, 2024. 9,339 DRSUs granted on January 23, 2024 and vesting in three equal annual installments beginning January 23, 2025. 8,362 DRSUs granted on January 21, 2025 and vesting in three equal annual installments beginning January 21, 2026.

OPTION EXERCISES AND STOCK VESTED — 2025

The table below discloses the number of shares acquired through option exercises and vesting of DRSUs and the value at the time of exercise and vesting by the named executive officers during 2025.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting ($)
D.T. Dietrich	—	—	51,690	4,568,238
E.C. Aldag	—	—	4,970	395,762
D.J. Monagle, III	23,093	545,408	17,129	1,514,322
B. Argirakis	6,501	132,568	12,631	1,104,946
J.J. Hastings	—	—	14,842	1,315,980

(1)
Certain of these shares were withheld for the payment of taxes.

PENSION BENEFITS — 2025

The table below quantifies the benefits expected to be paid to the named executive officers from the Company’s defined benefit pension plans.
Name	Plan Name	Present Value of Number of Years Credited Service (#)	Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
D.T. Dietrich	Retirement Plan	18.4	318,536	—
	Supplemental Retirement Plan	18.4	1,457,881	—
E.C. Aldag	Retirement Plan	—	—	—
	Supplemental Retirement Plan	—	—	—
D.J. Monagle, III	Retirement Plan	23.0	394,347	—
	Supplemental Retirement Plan	23.0	752,260	—
B. Argirakis	Retirement Plan	38.6	1,251,239	—
	Supplemental Retirement Plan	38.6	1,742,941	—
J.J. Hastings	Retirement Plan	—	—	—
	Supplemental Retirement Plan	—	—	—

(1)
The present value of accumulated benefits under the Retirement Plan and Supplemental Retirement Plan is calculated using the following assumptions:

(a)
a discount rate of 5.19% for the Retirement Plan and 4.52% for the Supplemental Retirement Plan, and

(b)
mortality rates from the Pri-2012 Total Dataset Mortality Table (Scale MP-2021) at 2025 year end, post-retirement only.

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COMPENSATION TABLES AND NARRATIVE
The Retirement Plan is a tax qualified pension plan, which pays retirement benefits within the limits prescribed by the Internal Revenue Code. The Supplemental Retirement Plan is an unfunded, non-tax qualified pension plan, which pays retirement benefits in excess of such Code limits.
For employees hired prior to January 1, 2002, accumulated benefits under the Retirement Plan and the Nonfunded Supplemental Retirement Plan are based upon an annuity equal to a percentage of the participant’s career earnings. The present value of accumulated benefit under the career earnings formula is based upon the benefit that is payable at the named executive officer’s normal retirement age (defined as the earliest age at which the executive can receive a benefit unreduced for early retirement), based upon years of service and pensionable earnings as of December 31, 2025, and payable as a life annuity with no death benefit. The benefits for Mr. Argirakis are based upon the career earnings formula.
For employees hired after January 1, 2002, accumulated benefits under the Retirement Plan and the Nonfunded Supplemental Retirement Plan are based upon a cash balance formula which credits such employees with annual pay credits equal to 5% of the employee’s pensionable earnings for the year. An employee’s cash balance account will also receive interest credits each year, based on a market rate of interest declared at the end of each year. The benefits for Messrs. Dietrich and Monagle are based upon the cash balance formula.
The accumulated benefit under the cash balance formula equals the projected annuity benefit payable at normal retirement age (later of 65 and 3 years of service), assuming that the named executive officer remains in employment but receives no future pay credits. The projected annuity benefit is calculated by first projecting the December 31, 2025 cash balance account to normal retirement age using annual interest credits of 4.66%. This projected cash balance is then converted to an annuity benefit using the September 2025 rates and the IRS prescribed mortality for 2026. The present value of accumulated benefit under the cash balance formula is based upon this annuity benefit, payable as a life annuity with no death benefit.
The Retirement Plan was closed to new entrants effective January 1, 2010. Accordingly, employees hired after January 1, 2010, including Mr. Aldag and Mr. Hastings, are not entitled to participate in the Retirement Plan or Supplemental Retirement Plan.
Present Value of Accumulated Benefits may decrease year over year, due to the change in interest credit rate and other present value assumptions used for each year-end calculation.
NON-QUALIFIED DEFERRED COMPENSATION — 2025

The following table shows contributions, earnings and account balances for the named executive officers in the Supplemental Savings Plan. The Supplemental Savings Plan is an unfunded, tax deferred non-qualified plan that provides key employees, including the named executive officers, the opportunity to defer a portion of their salary and receive employer matching contributions in excess of the limits which the Internal Revenue Code imposes on benefits under the Company’s Savings and Investment Plan (the Company’s 401(k) plan). Amounts placed in the Supplemental Savings Plan remain with the Company until payout, rather than invested through a third party as with other defined contribution programs. Contributions to the Supplemental Savings Plan are invested in a hypothetical account, which is a bookkeeping entry only. The hypothetical investment options and account are used only to track and reflect the Company’s obligation to participants under the plan. Investment options under the Supplemental Savings Plan are consistent with the investment options under the Savings and Investment Plan. The value of a participant’s account will change over time, based on the performance of each hypothetical investment that the participant selects.
Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
D.T. Dietrich	46,449	37,159	53,982	—	1,427,236
E.C. Aldag	25,354	20,283	12,473	—	152,736
D.J. Monagle, III	238,451	24,941	316,207	—	3,068,337
B. Argirakis	29,882	23,906	(9,173)	—	601,114
J.J. Hastings	40,535	23,163	(7,167)	—	806,975

(1)
Named executive officers may elect to defer payment up to the greater of 6% or that percentage of regular earnings that the named executive officer would have been otherwise able to contribute on a before-tax basis to the Company’s Savings and Investment Plan. At the named executive officer’s election, such deferral will be credited to the named executive officer’s account in the dollar amount of the deferred regular earnings, or as the number of units calculated by dividing the dollar amount of regular earnings deferred by the closing price of the Company’s common stock on the last business day of the month in which the payment of such regular earnings would have been made.

(2)
The amounts reported in this column represent matching contributions by the Company and were also reported as part of the named executive officers’ “All Other Compensation” in the Summary Compensation table and specifically listed in footnote 5 to such table. Under the Company’s Savings and Investment Plan, the Company contributes $1 for every $1 contributed by the named

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COMPENSATION TABLES AND NARRATIVE
executive officer of the first 3% of regular earnings and $1 for every $2 of the next 2% of the named executive officer’s regular earnings. If the Code restrictions prevent the named executive officer from receiving matching contributions under the Company’s Savings and Investment Plan, the named executive officer’s account will be credited by the amounts that would have been otherwise contributed by the Company as matching contributions. Matching contributions are held in the general funds of the Company and are credited to the named executive officer’s account in the form of units only, calculated as described in note (1) above.
(3)
The amounts reported in this column represent the aggregate earnings during 2025 of each named executive officer’s account. Dollar amounts in the named executive officer’s account are credited with the interest at a rate equal to the Fixed Income Fund of the Company’s Savings and Investment Plan; units in a named executive officer’s account are marked to market monthly. Whenever a cash dividend is paid on the Company’s common stock, the number of units is increased as follows: the number of units in the named executive officer’s account are multiplied by the cash dividend and divided by the closing price of the Company’s common stock on the dividend record date. None of the named executive officers had any “above market earnings” reportable in column (h) of the Summary Compensation Table.

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COMPENSATION TABLES AND NARRATIVE
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL — 2025

The following table summarizes the estimated payments to be made to each named executive officer serving as of December 31, 2025 derived from their employment agreements, change in control agreements (“CIC agreements”), the terms of their grants and awards and the Company’s Stock Award and Incentive Plans (i) prior to a change in control and in connection with any termination of employment including voluntary resignation, for “Cause” termination, death, disability, retirement, termination without “Cause” or resignation for “Good Reason”, and (ii) upon a change in control without termination of employment and termination without “Cause” or resignation for “Good Reason”. Our employment agreements and CIC agreements with our named executive officers are described following the table.
For the purpose of the quantitative disclosure in the following table, and in accordance with SEC regulations, we have assumed that the triggering event took place on the last business day of our most recently completed fiscal year, December 31, 2025, and that the price per share of our common stock is the closing market price as of that date, $60.95.
Name	Compensation	Upon Termination and Prior to a Change in Control			On or After a Change in Control
		Voluntary Resignation or “For Cause” Termination ($)	Death, Disability or Retirement ($)	Termination Without “Cause” or Resignation for “Good Reason” ($)	No Termination of Employment ($)	Termination Without “Cause” or Resignation for “Good Reason” ($)
D.T. Dietrich	Severance Payment(1)	0	0	4,725,000	0	7,087,500(2)
	Benefits(3)	0	0	43,880	0	43,880
	DRSU Vesting(4)	0	0	0	0	3,855,270
	Stock Option Vesting(5)	0	0	0	0	0
	Performance Unit Vesting(6)	0	0	0	0	7,848,800
E.C. Aldag	Severance Payment(1)	0	0	1,507,275	0	3,014,550(2)
	Benefits(3)	0	0	73,407	0	97,884
	DRSU Vesting(4)	0	0	0	0	795,946
	Stock Option Vesting(5)	0	0	0	0	0
	Performance Unit Vesting(6)	0	0	0	0	1,572,200
D.J. Monagle, III	Severance Payment(1)	0	0	1,851,373	0	3,702,746(2)
	Benefits(3)	0	0	66,174	0	88,233
	DRSU Vesting(4)	0	0	0	0	1,315,545
	Stock Option Vesting(5)	0	0	0	0	0
	Performance Unit Vesting(6)	0	0	0	0	2,651,900
B. Argirakis	Severance Payment(1)	0	0	1,774,511	0	3,549,021(2)
	Benefits(3)	0	0	50,201	0	66,917
	DRSU Vesting(4)	0	0	0	0	1,127,697
	Stock Option Vesting(5)	0	0	0	0	0
	Performance Unit Vesting(6)	0	0	0	0	2,237,800
J.J. Hastings	Severance Payment(1)	0	0	1,719,005	0	3,438,010(2)
	Benefits(3)	0	0	72,373	0	96,505
	DRSU Vesting(4)	0	0	0	0	1,075,097
	Stock Option Vesting(5)	0	0	0	0	0
	Performance Unit Vesting(6)	0	0	0	0	2,185,900

(1)
Represents cash payments potentially payable upon termination of employment. Amounts shown for termination without “Cause” or resignation for “Good Reason” prior to a change in control are based on a multiple of annual base salary plus bonus amounts that would have otherwise been payable to the officer, which for purposes of this table are assumed to be the amount of the officer’s target bonus. This amount equals 2 times the sum of annual base salary and target bonus for Mr. Dietrich and 1.5 times the sum of

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COMPENSATION TABLES AND NARRATIVE
annual base salary and target bonus for the other named executive officers. Amounts shown for termination without “Cause” or resignation for “Good Reason” on or after a change in control equal 3.0 times the sum base salary and target bonus for all named executive officers.
(2)
Severance payment may be reduced if the full payment would result in a portion of the payment being subject to the excise tax under Section 4999 of the Code. In such event, the amount of the severance payment will be reduced by the minimum amount necessary such that no portion of the severance payment is subject to the excise tax.

(3)
Amounts shown for termination without “Cause” or resignation for “Good Reason” prior to a change in control equal 1.5 times the present value of 24 months of life, disability, accident and health insurance coverage for Mr. Dietrich and 1.5 times the present value of 18 months of life, disability, accident and health insurance coverage for the other named executive officers. Amounts shown for termination without “Cause” or resignation for “Good Reason” on or after a change in control equal 1.5 times the present value of 24 months of life, disability, accident and health insurance coverage for all named executive officers.

(4)
This amount represents the aggregate value of DRSUs which would become vested as a direct result of the termination event and/or change in control before the applicable stated vesting date solely as a direct result of the termination event or change in control before the stated vesting date. The stated vesting date is the date at which an award would have vested absent such termination event or change in control. This calculation of value does not discount the value of awards based on the portion of the vesting period elapsed at the date of the termination event or change in control. The value of DRSUs is based on a closing stock price of $60.95 on December 31, 2025.

(5)
This amount represents the aggregate in-the-money value of stock options which would become vested as a direct result of the termination event and/or change in control before the applicable stated vesting date solely as a direct result of the termination event or change in control before the stated vesting date. The stated vesting date is the date at which an award would have vested absent such termination event or change in control. This calculation of value does not attribute any additional value to stock options based on their remaining term and does not discount the value of awards based on the portion of the vesting period elapsed at the date of the termination event or change in control. Represents the intrinsic value of stock options, based on a closing stock price of  $60.95 on December 31, 2025.

(6)
For termination due to death, disability or retirement, if a participant has been employed for two of the three years of the performance period, participant is eligible to receive a pro rata payout at the end of the performance period based on actual performance. Participants who have been employed for less than two of the three years of the performance period forfeit outstanding units related to that performance cycle. The Plan gives the Compensation Committee discretion to accelerate the vesting of Performance Units upon a change in control. Under the officers’ CIC agreements, vesting of such Performance Units is required to be accelerated upon a change of control. Amounts represent vesting of Performance Units granted in 2024 and 2025 at the target of $100 per Unit.

EMPLOYMENT AGREEMENTS

The Company has employment agreements with each of our named executive officers. The term of each of these agreements was initially 18 months, or 24 months in the case of Mr. Dietrich, and, pursuant to the agreement, is extended on the first day of each month during the term for an additional month, unless either the executive or the Company gives the other written notice that the agreement should not be further extended, or the employee reaches age 65. Under the employment agreements, each of the named executive officers is entitled to an annual base salary not less than their then-current annual base salary. Each may also receive salary increases and annual bonuses in amounts to be determined by the Board or the Compensation Committee. The agreements also entitle the named executive officers to participate in employee benefit plans and other fringe benefits that are generally available to our executive employees. Under each named executive officer’s agreement, he has agreed to comply with certain customary provisions, including covenants not to disclose our confidential information at any time and not to compete with our business during the term of the agreement and, subject to our continued payment of amounts under the agreement, for two years thereafter.
We may terminate the employment agreements before the end of the specified term of employment for “Cause.” “Cause” is defined in the agreements as:
(i)
the failure to perform material obligations, following notice and a reasonable period of time to cure such failure, and

(ii)
acts of felony, fraud or theft.

Similarly, the named executive officer may resign for “Good Reason.” “Good Reason” is defined in the agreements as:
(i)
the assignment of duties materially inconsistent with the executive’s position, removal from that position, or a substantial diminution in the nature or status of executive’s responsibilities,

(ii)
a material reduction of the executive’s benefits or base salary,

(iii)
relocation of the executive office in which executive is located to a location more than fifty miles away and more than 100 miles from Company’s principal corporate office, and

(iv)
the failure to obtain a reasonably satisfactory agreement from any successor company to assume and agree to perform the agreement.

We note, with respect to part (iv) of  “Good Reason,” that the employment agreement does not provide guaranteed severance on an acquisition of the Company — an executive only has “Good Reason” to terminate his employment if the acquiring company defaults on its obligations to the executive by failing to assume the obligations under his employment agreement.
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COMPENSATION TABLES AND NARRATIVE
Pursuant to the employment agreements, our named executive officers are entitled to severance payments upon termination of employment by the Company “without Cause” or by the named executive officer for “Good Reason.” Severance payments are equal to a multiple of base salary (the multiples are 2 times for Mr. Dietrich and 1.5 times for the other named executive officers) plus an amount equal to the bonus amount that would have otherwise been payable to him during the term of the agreement, but not more than average of such bonus amounts in the prior two years.
CHANGE IN CONTROL AGREEMENTS

The Company also has Change in Control (CIC) agreements with certain of its executive officers, including each of the named executive officers. The CIC agreements continue through December 31 of each year, and are automatically extended in one-year increments unless we choose to terminate them. If a change in control occurs, the severance agreements are effective for a period of four years from the end of the then-existing term. These agreements are intended to provide for continuity of management in the event of a change in control of the Company.
Based on shareholder feedback we received in 2016, we revised the formula for determining the severance payment amount to which each executive officer is entitled under the CIC agreements. As revised, if, following a change in control, the executive officer is terminated by the Company for any reason, other than for disability, death, retirement or for “Cause” (as defined in the agreements), or if the executive officer terminates his or her employment for “Good Reason” (as defined in the agreements), then the executive is entitled to a severance payment of three times the sum of the executive’s base salary and target bonus (in each case, as in effect immediately prior to the change in control or immediately prior to the date of termination, whichever is greater). The severance payment generally will be made in a lump sum. If it is determined that the severance payment plus all other payments or benefits which constitute “parachute payments” within the meaning of Section 280G of the Code would result in a portion of the severance payment being subject to the excise tax under Section 4999 of the Code, then the amount of the severance payment shall be reduced by the minimum amount necessary such that no portion of the payment will be subject to the excise tax. No excise tax “gross-up” is payable by the Company to the executive.
Under the CIC agreements, a change in control includes any of the following events unless approved by the Board:
(i)
we are required to report a “change in control” in accordance with the Securities Exchange Act of 1934, as amended;

(ii)
any person acquires 30% of our voting securities;

(iii)
a majority of our directors are replaced during a two-year period, without such directors being approved by two-thirds of the continuing directors; or

(iv)
we consummate a merger, liquidation or sale of all or substantially all of our assets.

For a period of up to two years following a termination that entitles an executive officer to severance payments, the Company will provide life, disability, accident and health insurance coverage substantially similar to the benefits provided before termination, except to the extent such coverage would result in an excise tax being imposed under Section 4999 of the Code.
The CIC agreements also provide that upon the occurrence of certain stated events that constitute a “potential change in control” of the Company, the executive officer agrees not to voluntarily terminate his or her employment with the Company for a six-month period.
STOCK AWARD AND INCENTIVE PLANS

At the Company’s 2024 Annual Meeting of Shareholders, the Company’s shareholders ratified the adoption of an amendment and restatement of the Company’s 2015 Stock Award and Incentive Plan (the “2015 Plan”), which provides for grants of incentive and non-qualified stock options, restricted stock, stock appreciation rights, stock awards or performance unit awards. This amendment and restatement increased the number of shares available for issuance pursuant to the 2015 Plan by 889,000 shares and made certain other amendments to the 2015 Plan. The amendment and restatement of the 2015 Plan by the Company’s stockholders applies to all awards granted under the 2015 Plan after March 15, 2024; awards granted prior to such date are governed by the 2015 Plan as in effect prior to the adoption of such changes (or, for awards granted prior to May 2015, by the Company’s 2001 Stock Award and Incentive Plan).
The Plans provide for accelerated vesting of stock options and DRSUs upon a change in control of the Company. The Plans require a “double trigger” for accelerated vesting (i.e., both a change in control and termination). The Plans also give the Compensation Committee discretion to accelerate the vesting of Performance Units.
70   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE
GRANTOR TRUST

In order to secure the benefits accrued under certain programs such as the Supplemental Retirement Plan and the Supplemental Savings Plan, the Company has entered into an agreement establishing a grantor trust within the meaning of the Code. Under the Grantor Trust Agreement, we are required to make certain contributions of cash or other property to the trust upon the retirement of individuals who are beneficiaries of those plans, upon the occurrence of certain events defined as constituting a change in control, for compliance with Code Section 409A, and in certain other circumstances.
PAY RATIO

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and SEC rules adopted thereunder, we are required by the SEC to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Mr. Dietrich, our Chief Executive Officer. We identified the median employee using our total employee population on October 1, 2025, excluding Mr. Dietrich. To determine the “median employee” from our employee population, we collected for each employee the compensation reflected in our payroll records during the 12-month period ending October 1, 2025, applying a local currency to U.S. dollar exchange rate to the compensation paid to our non-U.S. employees to facilitate comparison of all employees in U.S. dollars. For this purpose, all of our employees in all jurisdictions were included, approximately half of whom were located outside the United States. After determining the median employee, we determined that person’s total annual compensation on the same basis by which we determined our CEO’s compensation.
Our CEO’s total compensation for 2025 was $7,405,693, as reflected in the Summary Compensation Table. The median annual total compensation for all of our employees, excluding our CEO, was $56,593 for 2025. As a result, our CEO’s total compensation for 2025 was approximately 131 times that of the median annual total compensation for all of our employees.
PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following Pay Versus Performance information. Under these rules, the SEC has developed a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared here to certain performance measures defined by the SEC.
In determining our executive officers’ CAP, as defined by SEC rules, we are required to make various adjustments to amounts that have been reported in the Summary Compensation Table in previous years. CAP reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices and various accounting valuation assumptions but does not reflect actual amounts paid out for those awards. Accordingly, CAP generally fluctuates due to stock price achievement. For information regarding the decisions made by our Compensation Committee with respect to our Chief Executive Officer’s compensation for each fiscal year, please see the Compensation Discussion & Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table below.
In accordance with the SEC’s rules, below is the required tabular disclosure for our principal executive officer and our average named executive officer (“NEO”) (excluding the principal executive officer) for reporting years 2021-2025.
2025 PAY VERSUS PERFORMANCE
Fiscal Year	(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)
	Summary Compensation Table Total – CEO(1) ($)	Compensation Actually Paid Total – CEO(2) ($)	Summary Compensation Table Total – Non-CEO NEO Average(3) ($)	Compensation Actually Paid Total – Non-CEO NEO Average(4) ($)	Value of Fixed $100 Investment Based on:		Net Income(7) ($M)	Adjusted Net Income(8) ($M)	Adjusted Operating Income(9) ($M)
					MTI TSR(5) ($)	Peer Company Index TSR(6) ($)
2025	7,405,693	5,800,409	2,589,098	2,067,409	100.40	103.16	(14.0)	177.8	287.1
2024	7,907,030	8,360,947	2,665,258	2,700,178	124.61	98.73	170.9	202.6	315.5
2023	8,355,252	8,952,346	2,515,894	2,592,052	115.97	113.50	88.3	174.1	279.9
2022	7,439,476	6,245,290	1,926,529	1,351,820	98.31	119.12	126.3	164.2	252.5
2021	7,085,896	8,148,175	2,513,207	2,850,830	118.07	135.44	168.5	173.8	240.7

(1)
Reflects compensation amounts reported in the “Summary Compensation Table” for our CEO (our principal executive officer), Douglas T. Dietrich, for the respective years shown.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   71

COMPENSATION TABLES AND NARRATIVE
(2)
“Compensation Actually Paid” to our CEO in each of for the respective years shown reflects the respective amounts set forth in column (a) of the table above, adjusted as set forth below in Reconciliation of Summary Compensation Table to Compensation Actually Paid, in accordance with SEC rules.

(3)
Reflects average compensation amounts reported in the “Summary Compensation Table” for our non-CEO NEOs for the respective years shown. The following non-CEO NEOs are included in the average figures shown:

2025: Erik C. Aldag, D.J. Monagle, III, Brett Argirakis, Jonathan J. Hastings
2024: Erik C. Aldag, D.J. Monagle, III, Brett Argirakis, Jonathan J. Hastings
2023: Erik C. Aldag, D.J. Monagle, III, Jonathan J. Hastings, Brett Argirakis
2022: Eric C. Aldag, D.J. Monagle, III, Jonathan J. Hastings, Thomas J. Meek, Matthew E. Garth
2021: Matthew E. Garth, D.J. Monagle, III, Jonathan J. Hastings, Thomas J. Meek
(4)
“Compensation Actually Paid” to our non-CEO NEOs (the persons set forth in note (3) above) in each of the respective years shown reflects the respective amounts set forth in column (c) of the table above, adjusted as set forth below in Reconciliation of Summary Compensation Table to Compensation Actually Paid, in accordance with SEC rules.

(5)
Represents the cumulative total shareholder return (TSR) of a $100 investment in the Company from the beginning of fiscal year 2021 through December 31 of each of 2025, 2024, 2023, 2022, and 2021, respectively. TSR includes share price appreciation and assumes dividend reinvestment.

(6)
Represents the cumulative TSR of a $100 investment in the group of companies used by the Company for reference in setting overall compensation for our executives (“Peer Group TSR”) from the beginning of fiscal year 2021 through December 31 of each of 2025, 2024, 2023, 2022, and 2021 respectively. The specific companies constituting such peer group in each year is set forth in the Compensation Discussion & Analysis section of the proxy statement reporting pay for such fiscal year. TSR includes share price appreciation and assumes dividend reinvestment and is weighted accordingly to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.

(7)
Reflects “Consolidated Net Income” in the company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022, and 2021.

(8)
Reflects “Adjusted Net Income” for each of the years ended December 31, 2025, 2024, 2023, 2022, and 2021 which is Net Income, excluding special items, which is a non-GAAP measure. Adjusted Net Income is a supplemental non-GAAP measure that we believe provides meaningful supplemental information regarding our performance, as Consolidated Net Income includes special items that are not indicative of the ongoing operating results and thereby affect the comparability of results between periods. See Appendix A for a reconciliation to GAAP Consolidated Net Income.

(9)
Company-selected measure is Adjusted Operating Income, excluding special items, which is a non-GAAP financial measure. See Appendix A for a reconciliation to GAAP Operating Income.

RECONCILIATION OF SUMMARY COMPENSATION TABLE TO COMPENSATION ACTUALLY PAID
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the “Pay Versus Performance Table” above. The CAP amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402(v) of Regulation S-K.
The following table details the applicable adjustments that were made to determine CAP (all amounts for the NEOs other than the CEO are averages):
Executive	Fiscal Year	Reported Summary Compensation Table Total ($)	Deduct: Reported Value of Equity Awards(1) ($)	Add: Equity Award Adjustments(2) ($)	Deduct: Reported Change in the Actuarial Present Value of Pension Benefits(3) ($)	Add: Pension Benefit Adjustments(4) ($)	Compensation Actually Paid ($)
CEO	2025	7,405,693	3,078,825	1,709,922	319,549	83,168	5,800,409
	2024	7,907,030	2,923,868	3,123,471	(180,815)	73,499	8,360,947
	2023	8,355,252	3,644,434	4,578,216	413,206	76,518	8,952,346
	2022	7,439,476	3,193,769	2,289,319	366,896	77,160	6,245,290
	2021	7,085,896	2,880,003	3,906,225	47,892	83,949	8,148,175
Non-CEO Named Executive Officers	2025	2,589,098	892,696	511,170	149,840	9,677	2,067,409
	2024	2,665,258	822,630	884,301	36,545	9,794	2,700,178
	2023	2,515,894	907,850	1,115,584	140,946	9,370	2,592,052
	2022	1,926,529	784,613	232,604	37,104	14,404	1,351,820
	2021	2,513,207	839,071	1,169,933	13,690	20,451	2,850,830

(1)
The reported value of equity awards represents the grant date fair value of equity awards as reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for each applicable year.

72   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE
(2)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(i)
the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

(ii)
the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)
for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

(iv)
for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);

(v)
for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

(vi)
the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The amounts deducted or added in calculating the equity award adjustments are as follows:
Executive	Fiscal Year	Year End Fair Value of Equity Awards Granted During the Year ($)	Year-over-Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year-over-Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
CEO	2025	2,396,848	(718,516)	—	31,590	—	—	1,709,922
	2024	3,231,960	150,683	—	(259,172)	—	—	3,123,471
	2023	3,882,533	411,274	—	284,409	—	—	4,578,216
	2022	2,876,810	(481,710)	—	(105,781)	—	—	2,289,319
	2021	3,318,797	465,055	—	122,373	—	—	3,906,225
Non-CEO Named Executive Officers	2025	694,959	(192,460)	—	8,671	—	—	511,170
	2024	909,311	35,872	—	(60,882)	—	—	884,301
	2023	967,482	89,057	—	59,045	—	—	1,115,584
	2022	543,381	(85,220)	—	(26,604)	(198,953)	—	232,604
	2021	967,065	139,116	—	63,752	—	—	1,169,933

(3)
The amounts in this column represent the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.

(4)
The total pension benefit adjustments for each applicable year include the aggregate of two components: (i) the actuarially determined service cost for services rendered by the executive during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Executive	Fiscal Year	Service Cost ($)	Prior Service Cost ($)	Total Pension Benefit Adjustments ($)
CEO	2025	83,168	—	83,168
	2024	73,499	—	73,499
	2023	76,518	—	76,518
	2022	77,160	—	77,160
	2021	83,949	—	83,949
Non-CEO Named Executive Officers	2025	9,677	—	9,677
	2024	9,794	—	9,794
	2023	9,370	—	9,370
	2022	14,404	—	14,404
	2021	20,451	—	20,451
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   73

COMPENSATION TABLES AND NARRATIVE
RELATIONSHIP BETWEEN PAY AND PERFORMANCE
Below are graphs showing the relationship of Chief Executive Officer CAP and Average non-CEO NEO CAP to:
1	the Company’s TSR and Peer Group TSR,
2	the Company’s net income and adjusted net income, and
3	the Company’s adjusted operating income:
74   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

COMPENSATION TABLES AND NARRATIVE
OUR MOST IMPORTANT METRICS USED FOR LINKING PAY AND PERFORMANCE
Listed below are the financial and non-financial performance measures which in our assessment represent the most important financial performance measures we use to link compensation actually paid to our named executive officers, for 2025, to Company performance.
Measure	Explanation
ADJUSTED OPERATING INCOME (OI)
Operating Income, excluding special items (a non-GAAP financial measure), is a component of our Annual Incentive Plan. It measures the immediate impact of operating decisions on the Company’s annual performance.

RETURN ON NET ASSETS (RONA)
Return on Net Assets is a component of our Annual Incentive Plan. RONA is a financial measure that measures the efficiency with which we allocate capital resources and profitability, with our business leadership having direct influence on the outcome of this metric.

RETURN ON CAPITAL (ROC)
Return on Capital is a component of our Performance Units. ROC is a financial measure that measures the efficiency with which we allocate capital resources, considering not just the quantity of earnings, but also the quality of earnings and investments that drive sustainable growth.

TOTAL SHAREHOLDER RETURN (TSR) VS. OUR PEERS AND THE COMPANIES IN THE RUSSELL 2000 AND S&P SMALLCAP 600 INDICES
TSR vs. Our Peers and the Companies in the Russell 2000 and S&P SmallCap 600 Indices is a component of our Performance Units. TSR measures our ability to return value to our shareholders compared to our peers and to broader indices reflecting comparable investment opportunities.

SALES GROWTH	Sales Growth is a significant portion of the Personal Performance component of our Annual Incentive Plan.
OVERALL LEADERSHIP, INCLUDING DEPLOYMENT OF LEAN OPERATING PRINCIPLES AND ACHIEVEMENT OF HOSHIN PLANS
Overall Leadership (a non-financial performance measure) encompasses contributions to safety and sustainability, diversity and inclusion, and other areas of importance to the Company.
Deployment of Lean Operating Principles (a non-financial performance measure) measures adherence to a key cultural element of the Company.
Hoshin is a structured methodology for executing and achieving strategic goals and objectives. Together, this is a significant portion of the Personal Performance component of our Annual Incentive Plan.

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   75

SHARE OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the ownership of Company common stock by:
(i)
each shareholder known to the Company that beneficially owned more than 5% of Company common stock,

(ii)
each director and nominee,

(iii)
each of the named executive officers, and

(iv)
all directors and executive officers as a group.

The percentages of beneficial ownership set forth below are calculated as of March 24, 2026 based on outstanding shares of 31,027,504.
	Title of Class — Common
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2) (#)	Percent of Class	Number of Share Equivalent Units Owned(3) (#)
5% Owners
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	4,846,913(4)	15.6%	—
Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	3,713,200(5)	12.0%	—
FMR LLC 245 Summer Street Boston, Massachusetts 02210	3,124,775.08(6)	10.1%	—
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	2,267,590(7)	7.3%	—
Nomura Asset Management International Inc. Nomura Investment Management Business Trust 100 Independence 610 Market Street Philadelphia, PA 19106-2354	1,564,606(8)	5.0%	—
Directors and Officers
D.T. Dietrich	522,439(9)	1.7%	6,573
E.C. Aldag	33,175(10)	*	170
D.J. Monagle, III	210,267(11)	*	—
B. Argirakis	107,232(12)	*	3,653
J.J. Hastings	136,240(13)	*	2,242
J.C. Breunig	1,200	*	19,622
J.J. Carmola	1,200	*	26,004
R.L. Clark	400	*	31,742
A.A. Deans	400	*	15,439
F.L. Feder	450	*	22,984
K.M. Johnson	1,400	*	4,080
R. Motwani	1,192	*	6,185
C.K. Pittman	400	*	18,609
M.E. Robinson	413(14)	*	24,965
Directors and Officers as a group (17 individuals)	1,167,392(15)	3.7%	195,993
76   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

SHARE OWNERSHIP
*
Less than 1%.

(1)
The address of each director and officer is c/o Minerals Technologies Inc., 622 Third Avenue, 38th Floor, New York, New York 10017-6707.

(2)
Sole voting and investment power, except as otherwise indicated. Does not include “Share Equivalent Units.”

(3)
“Share Equivalent Units,” which entitle the officer or director to a cash benefit equal to the number of units in his or her account multiplied by the closing price of our common stock on the business day prior to the date of payment, have been credited to Messrs. Dietrich, Aldag, Monagle, Argirakis, and Hastings under the Supplemental Savings Plan; and to Mr. Breunig, Mr. Carmola, Dr. Clark, Ms. Deans, Mr. Feder, Dr. Johnson, Mr. Motwani, Ms. Pittman and Mr. Robinson under the Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors (See “Director Compensation” above.).

(4)
Based on a statement on Schedule 13G/A filed on April 28, 2025 with the SEC on behalf of BlackRock, Inc. representing ownership as of March 31, 2025. According to BlackRock Inc.’s Schedule 13G/A, the number of shares reflects the securities beneficially owned, or deemed to be beneficially owned, by certain business units (collectively, the "Reporting Business Units") of BlackRock, Inc. and its subsidiaries and affiliates. It does not include securities, if any, beneficially owned by other business units whose beneficial ownership of securities are disaggregated from that of the Reporting Business Units.In addition, according to BlackRock Inc.’s Schedule 13G/A, the interest of one person, iShares Core S&P Small-Cap ETF, was more than 5% of the Company’s total outstanding common stock.

(5)
Based on a statement on Schedule 13G/A filed on February 13, 2024 with the SEC on behalf of investment adviser Vanguard Group Inc. representing ownership as of December 29, 2023. Subsequent to March 24, 2026, the date as of which the Company determined beneficial ownership of the Company’s common stock, The Vanguard Group filed a Schedule 13 G/A to report that, due to an internal realignment, it no longer has, or is deemed to have, beneficial ownership over Company securities that are beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis). As of April 1, 2026, no such beneficial ownership reports as to Company common stock had been filed by subsidiaries or business divisions of The Vanguard Group.

(6)
Based on a statement on Schedule 13G filed on February 6, 2026 with the SEC by FMR LLC representing ownership as of January 30, 2026.

(7)
Based on a statement on Schedule 13G/A filed on February 9, 2024 with the SEC on behalf of investment adviser Dimensional Fund Advisors LP representing ownership as of December 29, 2023.

(8)
Based on a statement on Schedule 13G filed on February 17, 2026 with the SEC by Nomura Asset Management International Inc and Nomura Investment Management Business Trust representing ownership as of December 31, 2025.

(9)
341,743 of these shares are subject to options which are exercisable currently or within 60 days.

(10)
25,121 of these shares are subject to options which are exercisable currently or within 60 days.

(11)
120,222 of these shares are subject to options which are exercisable currently or within 60 days.

(12)
71,605 of these shares are subject to options which are exercisable currently or within 60 days.

(13)
69,330 of these shares are subject to options which are exercisable currently or within 60 days.

(14)
Shares held in trust with spouse.

(15)
708,843 of these shares are subject to options which are exercisable currently or within 60 days.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the 1934 Act requires the Company’s directors and certain officers, as well as persons who beneficially own more than 10% of the outstanding shares of Company common stock, to file with the SEC reports regarding their initial stock ownership and subsequent changes to their ownership. As a practical matter, we assist our executive officers and directors in preparing initial ownership reports and reporting ownership changes and typically file these reports on their behalf. Based solely on a review of the reports filed for fiscal year 2025 and related written representations of our officers and directors, we believe that all Section 16(a) reports were filed on a timely basis, except that, as a result of an administrative error, a Form 4 to report one award to Ms. Pittman was filed late.
MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   77

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
This proxy statement (“Proxy Statement”) contains information related to the annual meeting of shareholders (“Annual Meeting”) of the Company, to be held:
TIME & DATE	VIRTUAL MEETING LOCATION
Wednesday, May 20, 2026 9:00 a.m., Eastern Time	The 2026 Annual Meeting of Shareholders will be held exclusively online. To attend, visit www.virtualshareholderingmeeting.com/MTX2026
It is anticipated that this Proxy Statement, the accompanying Proxy and the Company’s 2025 Annual Report will first be available to shareholders on or about April 2, 2026 on the website www.proxyvote.com and, if requested, a paper copy of this Proxy Statement, the accompanying Proxy and the Company’s 2025 Annual Report will be mailed to the Company’s shareholders. A Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement, Proxy and the Company’s 2025 Annual Report and vote through the Internet, or by telephone, will be mailed to our shareholders on the same date as this Proxy Statement, the accompanying Proxy and the Company’s 2025 Annual Report is first available to shareholders.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I being sent these materials?
The Company has made these materials available to you on the internet, or, upon request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the Annual Meeting. If a quorum does not attend or is not represented by proxy, the meeting will have to be adjourned and rescheduled.
Who is asking for my proxy?
The Board of Directors asks you to submit a proxy for your shares so that even if you do not attend the meeting, your shares will be counted as present at the meeting and voted as you direct.
What is the agenda for the Annual Meeting?
At the Annual Meeting, shareholders will vote on three items:
1
the election of Mr. Joseph C. Breunig and Dr. Kristina M. Johnson as members of the Board of Directors,

2
the ratification of the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm, and

3
an advisory vote to approve 2025 executive compensation.

Also, management will make a brief presentation about the business of the Company, and representatives of KPMG will make themselves available to respond to any questions from the floor.
The Board does not know of any other business that will be presented at the Annual Meeting. The form of proxy gives the proxies discretionary authority with respect to any other matters that come before the Annual Meeting and, if such matters arise, the individuals named in the proxy will vote according to their best judgment.
78   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Who can vote at the Annual Meeting?
Anyone who owned shares of our common stock at the close of business on March 24, 2026 (the “Record Date”) may vote those shares at the Annual Meeting. Each share is entitled to one vote.
How does the Board of Directors recommend I vote?

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE:
•
“FOR” THE NOMINEES FOR DIRECTORS, JOSEPH C. BREUNIG AND KRISTINA M. JOHNSON

•
“FOR” RATIFICATION OF THE APPOINTMENT OF KPMG TO CONTINUE AS OUR AUDITORS, AND

•
“FOR” THE ADVISORY VOTE APPROVING 2025 EXECUTIVE COMPENSATION.

How can I attend the Annual Meeting?
Once again this year, the Annual Meeting will be held in a virtual meeting format via live webcast. There will be no in-person meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MTX2026. The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. If you are a shareholder of record as of the close of business on March 24, 2026, you may log in to the meeting platform beginning at 8:45 a.m., Eastern Time, on May 20, 2026 by entering the 16-digit control number found on your proxy card or voting instruction form. You will have the opportunity to vote your shares, submit questions, and view our list of shareholders entitled to vote at the Annual Meeting using the instructions provided on the meeting website. Those without a control number may attend the Annual Meeting as guests by logging in to the same virtual meeting platform and following the instructions on the website for guest access. Guests will not be able to vote or ask questions.
How will management respond to questions during the virtual meeting?
Our Board considers the appropriate format of the meeting on an annual basis. We recognize that, while our Annual Meeting is just one of the forums where we engage with shareholders, it is an important one. The virtual meeting format allows our shareholders to engage with us no matter where they live and is accessible and available on any internet-connected device. This provides the opportunity for participation by a broader group of shareholders than just those who can travel to an in-person meeting.
We intend that the virtual meeting format will provide shareholders a level of participation and transparency at least as great as the traditional in-person meeting format. Shareholders who wish to submit a question to the Company may do so during the meeting at www.virtualshareholdermeeting.com/MTX2026. Management will respond to questions from shareholders in the same way as it would if the Company held an in-person meeting, answering as many questions as possible in the time allotted for the meeting, without discrimination, as long as the questions are submitted in accordance with the meeting rules of conduct (for example, the Company does not intend to answer questions that are irrelevant to the business of the Company or to the business of the Annual Meeting). If there are appropriate questions that we cannot answer during the meeting, we will post the questions and answers thereto in the Investor Relations area of our website, www.mineralstech.com.
What constitutes a quorum for the meeting?
According to the by-laws of the Company, a quorum for all meetings of shareholders consists of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote, present in person or by proxy. On the Record Date there were 31,027,504 shares of common stock issued and outstanding, so at least 15,513,753 shares must be represented at the meeting for business to be conducted.
Shares of common stock represented by a properly signed and returned proxy are treated as present at the Annual Meeting for purposes of determining a quorum, whether the proxy is marked as casting a vote or abstaining.
Shares represented by “broker non-votes” are also treated as present for purposes of determining a quorum. Broker non-votes are shares held in record name by brokers or nominees, as to which the broker or nominee:
(i)
has not received instructions from the beneficial owner or person entitled to vote,

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   79

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
(ii)
does not have discretionary voting power under applicable New York Stock Exchange rules or the document under which it serves as broker or nominee, and

(iii)
has indicated on the proxy card, or otherwise notified us, that it does not have authority to vote the shares on the matter.

If a quorum does not attend or is not represented, the Annual Meeting will have to be postponed.
How many votes are required for each question to pass?
Directors are elected by the vote of the majority of the votes cast in uncontested elections. All other questions are determined by a majority of the votes cast on the question, except as otherwise provided by law or by the Certificate of Incorporation.
What is the effect of abstentions and broker non-votes?
Under New York Stock Exchange Rules, the proposal to ratify the appointment of independent auditors is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of directors and the advisory vote to approve 2025 executive compensation are “non-discretionary” items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the election of directors or the advisory vote to approve 2025 executive compensation. Similarly, abstentions will be included in the calculation of the number of votes considered to be present for purposes of determining a quorum, but will have no effect on the outcome of the election of directors, the ratification of the appointment of our independent auditor, or the advisory vote to approve 2025 named executive officer compensation.
Who will count the votes?
A representative from Broadridge Financial Solutions, Inc. or its delegate will serve as inspector of election.
Who are the Company’s largest shareholders?
BlackRock Inc. owns 15.6%; Vanguard Group Inc. owns 12.0%; FMR LLC owns 10.1%, Dimensional Fund Advisors LP owns 7.3%, and Nomura Asset Management International Inc. and Nomura Investment Management Business Trust together own 5.0%. The percentages of ownership were calculated based on our 31,027,504 outstanding shares as of March 24, 2026. No other person owned of record, or, to our knowledge, owned beneficially, more than 5% of the Company’s common stock.
How can I cast my vote?
YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.
INTERNET	PHONE	MAIL	ATTEND THE MEETING
Go to www.proxyvote.com	Call toll-free 1 (800) 690-6903	Mark, sign, and date your proxy card and return it in the postage-paid envelope	Attend the virtual meeting and vote online
You can vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to the instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.
If you are an employee who participates in the Company’s Savings and Investment Plan (the Company’s 401(k) plan), to vote your shares in the Plan you must provide the trustee of the Plan with your voting instructions in advance of the meeting. You may do so by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instructions provided in the proxy card. You cannot vote your shares via the virtual Annual Meeting platform; the trustee is the only one who can vote your shares at the Annual Meeting. The trustee will vote your shares as you instruct. If the trustee does not receive your instructions, your
80   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
shares generally will be voted by the trustee in proportion to the way the other Plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m., Eastern Time, on May 17, 2026.
What if I submit a proxy but don’t mark it to show my preferences?
If you return a properly signed proxy without marking it, it will be voted in accordance with the Board of Directors’ recommendations on all proposals.
What if I submit a proxy and then change my mind?
If you submit a proxy, you can revoke it at any time before it is voted by submitting a written revocation or a new proxy, or by voting in person at the Annual Meeting. However, if you have shares held through a brokerage firm, bank or other custodian, you can revoke an earlier proxy only by following the custodian’s procedures. Employee Savings and Investment Plan participants can notify the Plan trustee in writing that prior voting instructions are revoked or are changed.
Who is paying for this solicitation of proxies?
The Company pays the cost of this solicitation. In addition to soliciting proxies through the mail using this Proxy Statement, we may solicit proxies by telephone, facsimile, electronic mail and personal contact. These solicitations will be made by our regular employees without additional compensation. We have also engaged Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 to assist in this solicitation of proxies, and we have agreed to pay that firm $10,000 for its assistance, plus expenses.
Where can I learn the outcome of the vote?
The Secretary will announce the preliminary voting results at the Annual Meeting, and we will publish the final results in a current report on Form 8-K which will be filed with the Securities and Exchange Commission as soon as practicable after the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MINERALS TECHNOLOGIES INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2026
The 2026 Proxy Statement and 2025 Annual Report to Shareholders are available at www.proxyvote.com
By Order of the Board of Directors,
TIMOTHY J. JORDAN
Vice President, General Counsel, Secretary and
Chief Compliance Officer
New York, New York
April 2, 2026

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   81

APPENDIX A — ADDITIONAL INFORMATION
REGARDING NON-GAAP FINANCIAL MEASURES (UNAUDITED)
The information set forth in the Proxy Summary and the Compensation Discussion and Analysis present financial measures of the Company that exclude certain special items and are therefore not in accordance with GAAP. The following is a presentation of the Company’s non-GAAP net income and operating income, excluding special items, and free cash flow for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, as well as sales on an underlying basis (excluding sales of an exited business) for the years ended December 31, 2023, 2022, and 2021. The following also presents a reconciliation to GAAP net income, operating income, cash flow from operations, and sales, respectively, for such periods. The Company’s management believes these non-GAAP measures provide meaningful supplemental information regarding its performance as inclusion of such special items are not indicative of the ongoing operating results and thereby affect the comparability of results between periods. The Company feels inclusion of these non-GAAP measures also provides consistency in its financial reporting and facilitates investors’ understanding of historic operating trends.
	Year Ended December 31,
(millions of dollars, except per share data)	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Net income (loss) attributable to MTI	(18.4)	167.1	84.1	122.2	164.4
Special items
Acquisition-related expenses	—	—	0.3	5.1	4.0
Restructuring and other items	15.0	—	6.9	—	1.1
Impairment of assets	—	—	71.7	—	—
Litigation expenses	19.6	11.3	29.2	32.6	—
Provision for litigation accrual and credit losses	215.0	30.0	—	—	—
Debt extinguishment expenses	—	1.8	—	6.9	—
Non-cash pension settlement charge	—	—	—	3.5	1.8
Gain on sale of assets, net	(9.9)	(12.3)	—	—	—
Related tax effects on special items	(47.9)	0.9	(22.3)	(10.2)	(1.6)
Net income attributable to MTI, excluding special items	173.4	198.8	169.9	160.1	169.7
Diluted earnings per share, excluding special items	5.52	6.15	5.21	4.88	5.02
Net income attributable to MTI, excluding special items	173.4	198.8	169.9	160.1	169.7
Net income attributable to non-controlling interests	4.4	3.8	4.2	4.1	4.1
Consolidated net income, excluding special items	177.8	202.6	174.1	164.2	173.8
Segment operating income data
Consumer & Specialties segment	124.2	165.5	41.6	79.0	119.5
Engineered Solutions segment	169.7	174.0	147.8	147.1	127.7
Unallocated corporate expenses	(246.5)	(53.0)	(17.3)	(6.2)	(7.5)
Acquisition-related expenses	—	—	(0.3)	(5.1)	(4.0)
Consolidated	47.4	286.5	171.8	214.8	235.7
Special items
Consumer & Specialties segment	9.5	—	99.4	34.7	2.3
Engineered Solutions segment	(6.6)	(12.3)	3.2	—	—
Unallocated corporate expenses	236.8	41.3	5.2	—	—
Acquisition-related expenses	—	—	0.3	3.0	2.7
Consolidated	239.7	29.0	108.1	37.7	5.0

MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT   A-1

	Year Ended December 31,
(millions of dollars, except per share data)	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Segment operating income, excluding special items
Consumer & Specialties segment	133.7	165.5	141.0	113.7	121.8
Engineered Solutions segment	163.1	161.7	151.0	147.1	127.7
Unallocated corporate expenses	(9.7)	(11.7)	(12.1)	(8.3)	(8.8)
Consolidated	287.1	315.5	279.9	252.5	240.7
% of sales	13.9%	14.9%	12.9%	11.9%	13.0%
Segment Sales
Consumer & Specialties segment	1,097.7	1,140.2	1,160.2	1,124.6	962.6
Sales attributable to exited business	—	—	40.6	57.2	54.0
Consumer & Specialties segment on underlying basis	1,097.7	1,140.2	1,119.6	1,067.4	908.6
Engineered Solutions segment	974.9	978.3	1,009.7	1,000.9	895.7
Consolidated Sales on underlying basis	2,072.6	2,118.5	2,129.3	2,068.3	1,804.3
Cash flow from operations	193.7	236.4	233.6	105.9	232.4
Capital expenditures	107.1	89.5	93.5	82.3	86.0
Free cash flow	86.6	146.9	140.1	23.6	146.4
A-2   MINERALS TECHNOLOGIES INC. | 2026 PROXY STATEMENT

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0000699613_1 R2.09.05.010 MINERALS TECHNOLOGIES INC. 622 THIRD AVENUE NEW YORK, NY 10017 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/19/2026 for shares held directly and by 11:59 P.M. ET on 05/17/2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MTX2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/19/2026 for shares held directly and by 11:59 P.M. ET on 05/17/2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of two Directors Nominees For Against Abstain 1a. Joseph C. Breunig 1b. Kristina M. Johnson The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Ratify the appointment of KPMG LLP as the independent registered public accounting firm for the 2026 fiscal year. 3. Advisory vote to approve 2025 named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000699613_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com MINERALS TECHNOLOGIES INC. Annual Meeting of Shareholders May 20, 2026, 9:00 a.m. ET virtually at www.virtualshareholdermeeting.com/MTX2026 This proxy is solicited by the Board of Directors The undersigned hereby appoints Erik C. Aldag, Timothy J. Jordan and Alexander K. Sudnik, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Minerals Technologies Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Minerals Technologies Inc. to be held May 20, 2026 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side Dear Shareholder, Please take note of the important information enclosed with th is Proxy Ballot. Your vote counts and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on the proxy card to indicate how your shares should be voted. Then sign the card, detach and return your proxy vote in the enclosed postage envelope. You may also vote your shares be telephone or via the Internet. If you choose to vote by telephone or via the Internet, you do not need to return the attached card. If you are a participant in the Minerals Technologies Inc. Savings and Investment Plan, you may direct the trustee of the Plan how to vote the shares allocated to your account under the Plan by casting your vote by May 17, 2026. If you do not direct the trustee, the trustee will vote any undirected shares in the same proportion as those for which it has received instructions. As a participant in the Plan, your vote remains confidential. Thank you in advance for your prompt consideration of these matters. Sincerely, Minerals Technologies Inc.